                                                                  Exhibit 99.2


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------------------------x
                                                :
IN RE                                           :   Chapter 11
                                                :
SOLUTIA INC., ET AL.,                           :   Case No. 03-17949 (PCB)
                                                :
         Debtors.                               :   (Jointly Administered)
                                                :
------------------------------------------------x


THIS PLAN APPLIES TO:

X   All Debtors                              Axio Research Corporation
---                                      ---

    Solutia Inc.                             Solutia Investments, LLC
---                                      ---

    Solutia Business Enterprises Inc.        Beamer Road Management Company
---                                      ---

    Solutia Systems, Inc.                    Monchem, Inc.
---                                      ---

    Solutia Overseas, Inc.                   Solutia Inter-America, Inc.
---                                      ---

    CPFilms Inc.                             Solutia International Holding, LLC
---                                      ---

    Solutia Management Company, Inc.         Solutia Taiwan, Inc.
---                                      ---

    Monchem International, Inc.              Solutia Greater China, Inc.
---                                      ---




             SOLUTIA'S FIFTH AMENDED JOINT PLAN OF REORGANIZATION
             ----------------------------------------------------



                                             KIRKLAND & ELLIS LLP
                                             Citigroup Center
                                             153 East 53rd Street
                                             New York, New York 10022-4611
                                             Telephone: (212) 446-4800
                                             Facsimile: (212) 446-4900
                                             Richard M. Cieri (RC 6062)
                                             Jonathan S. Henes (JH 1979)
                                             Colin M. Adams (CA 2913)

                                             Attorneys for the Debtors and
                                             Debtors in Possession

Dated:  October 19, 2007



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INTRODUCTION......................................................................................................1

ARTICLE I DEFINED TERMS, RULES OF INTERPRETATION AND COMPUTATION OF TIME..........................................1
         A.       Defined Terms...................................................................................1
                  1.       "2027 Notes"...........................................................................1
                  2.       "2037 Notes"...........................................................................1
                  3.       "Abernathy Settlement Agreement".......................................................1
                  4.       "Ad Hoc Notes Committee"...............................................................1
                  5.       "Ad Hoc Trade Committee"...............................................................1
                  6.       "ACE Companies"........................................................................1
                  7.       "ACE Insurance Program"................................................................2
                  8.       "ACE Settlement Agreement".............................................................2
                  9.       "Administrative Expense Claim".........................................................2
                  10.      "Administrative Expense Claim Bar Date"................................................2
                  11.      "Affiliate"............................................................................2
                  12.      "Allowed Claim"........................................................................2
                  13.      "Allowed . . . Claim"..................................................................3
                  14.      "Anniston Consent Decree"..............................................................3
                  15.      "Anniston Global Settlement Agreement".................................................3
                  16.      "Anniston Litigation Settlement Agreements"............................................3
                  17.      "Anniston Side Letter Agreement".......................................................3
                  18.      "Avoidance Actions"....................................................................3
                  19.      "Axio Claims"..........................................................................3
                  20.      "Axio Liquidation Sale"................................................................3
                  21.      "Backstop Approval Order"..............................................................3
                  22.      "Backstop Commitment Agreement"........................................................3
                  23.      "Backstop Investors"...................................................................3
                  24.      "Backstop Pool"........................................................................3
                  25.      "Ballot"...............................................................................3
                  26.      "Bankruptcy Code"......................................................................3
                  27.      "Bankruptcy Court".....................................................................3
                  28.      "Bankruptcy Rules".....................................................................4
                  29.      "Bar Date".............................................................................4
                  30.      "Bar Date Order".......................................................................4
                  31.      "Business Day".........................................................................4
                  32.      "Cash".................................................................................4
                  33.      "Causes of Action".....................................................................4
                  34.      "CERCLA"...............................................................................4
                  35.      "Chapter 11 Cases".....................................................................4
                  36.      "Chemicals Assets".....................................................................4
                  37.      "Chemicals Liabilities"................................................................4
                  38.      "Chocolate Bayou Agreements"...........................................................4
                  39.      "Chocolate Bayou Settlement"...........................................................4
                  40.      "Claim"................................................................................5
                  41.      "Claim Transfer Option"................................................................5
                  42.      "Claim Transfer Procedures"............................................................5
                  43.      "Claim Transfer Rights"................................................................5
                  44.      "Claims Objection Deadline"............................................................5


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                  45.      "Class"................................................................................5
                  46.      "Commercial and Operating Agreements"..................................................5
                  47.      "Confirmation".........................................................................5
                  48.      "Confirmation Date"....................................................................5
                  49.      "Confirmation Hearing".................................................................5
                  50.      "Confirmation Order"...................................................................5
                  51.      "Consummation".........................................................................5
                  52.      "Convenience Claims"...................................................................5
                  53.      "CPFilms Claims".......................................................................5
                  54.      "Creditors' Committee".................................................................6
                  55.      "Debtor Intercompany Claim"............................................................6
                  56.      "DIP Claims"...........................................................................6
                  57.      "DIP Credit Facility"..................................................................6
                  58.      "DIP Lender"...........................................................................6
                  59.      "Directors' and Officer Indemnity Claims"..............................................6
                  60.      "Disclosure Statement Hearing".........................................................6
                  61.      "Disclosure Statement Order"...........................................................6
                  62.      "Disputed Claim".......................................................................6
                  63.      "Disputed Claims Reserve"..............................................................6
                  64.      "Disputed General Unsecured Claims Reserve"............................................6
                  65.      "Disputed General Unsecured Claim".....................................................6
                  66.      "Distribution".........................................................................6
                  67.      "Distribution Agreement"...............................................................6
                  68.      "Distribution Date"....................................................................6
                  69.      "Distribution Record Date".............................................................7
                  70.      "Effective Date".......................................................................7
                  71.      "Eligible Claim Transfer Shareholders".................................................7
                  72.      "Eligible Holders".....................................................................7
                  73.      "Eligible Claim Transfer Holders"......................................................7
                  74.      "Eligible Shareholders"................................................................7
                  75.      "Entity"...............................................................................7
                  76.      "Environmental Liability"..............................................................7
                  77.      "Environmental Liability Costs"........................................................7
                  78.      "Equity Committee".....................................................................7
                  79.      "Equity Committee Adversary Proceeding"................................................7
                  80.      "Equity Interest"......................................................................7
                  81.      "Equity Purchase"......................................................................7
                  82.      "Equity Purchase Procedures"...........................................................7
                  83.      "Equity Purchase Rights"...............................................................7
                  84.      "ERISA"................................................................................8
                  85.      "Estate" and, collectively, "Estates"..................................................8
                  86.      "Exchange Act".........................................................................8
                  87.      "Executory Contract and/or Unexpired Lease"............................................8
                  88.      "Exit Financing Facility"..............................................................8
                  89.      "Exit Financing Facility Agent Bank"...................................................8
                  90.      "Exit Financing Facility Commitment Letter"............................................8
                  91.      "Final Order"..........................................................................8
                  92.      "Formalin Purchase Agreement"..........................................................8
                  93.      "Funding Co"...........................................................................8
                  94.      "General Unsecured Claims".............................................................8
                  95.      "Global Settlement"....................................................................8


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                  96.      "HCN Purchase Agreement"...............................................................9
                  97.      "HMD Purchase Agreement"...............................................................9
                  98.      "HMTA Purchase Agreement"..............................................................9
                  99.      "Holdback Amount"......................................................................9
                  100.     "Holdback Escrow Account"..............................................................9
                  101.     "Holder" and, collectively, "Holders"..................................................9
                  102.     "HSR Act"..............................................................................9
                  103.     "Impaired".............................................................................9
                  104.     "Impaired Claim".......................................................................9
                  105.     "Impaired Class".......................................................................9
                  106.     "Incentive Plan".......................................................................9
                  107.     "Insured Claims".......................................................................9
                  108.     "Internal Revenue Code"................................................................9
                  109.     "IRS"..................................................................................9
                  110.     "Legacy Claims".......................................................................10
                  111.     "Legacy Sites"........................................................................10
                  112.     "Legacy Site Claims"..................................................................10
                  113.     "Legacy Tort Claims"..................................................................10
                  114.     "Lien"................................................................................11
                  115.     "Master Operating Agreement"..........................................................11
                  116.     "Monsanto"............................................................................11
                  117.     "Monsanto Claim"......................................................................11
                  118.     "Monsanto Contribution"...............................................................11
                  119.     "Monsanto/Pharmacia Injunction".......................................................12
                  120.     "Monsanto's Professionals"............................................................12
                  121.     "Monsanto Settlement Agreement".......................................................12
                  122.     "Monsanto Tort Management"............................................................12
                  123.     "National Securities Exchange"........................................................12
                  124.     "New By-laws".........................................................................12
                  125.     "New Certificate of Incorporation"....................................................12
                  126.     "New Common Stock"....................................................................12
                  127.     "Nominee".............................................................................12
                  128.     "Non-Debtor Intercompany Claim".......................................................12
                  129.     "Noteholder Claims"...................................................................12
                  130.     "NRD Claims"..........................................................................13
                  131.     "NYSE"................................................................................13
                  132.     "Ordinary Course Professionals Order".................................................13
                  133.     "PBGC"................................................................................13
                  134.     "PCBs"................................................................................13
                  135.     "Pension Plan"........................................................................13
                  136.     "Person"..............................................................................13
                  137.     "Petition Date".......................................................................13
                  138.     "Pharmacia"...........................................................................13
                  139.     "Pharmacia Contribution"..............................................................13
                  140.     "Pharmacia Claims"....................................................................13
                  141.     "Plan Documents"......................................................................13
                  142.     "Plan Support Agreement"..............................................................13
                  143.     "Plan Supplement".....................................................................14
                  144.     "Prepetition Indenture"...............................................................14
                  145.     "Prepetition Indenture Charging Lien".................................................14
                  146.     "Prepetition Indenture Trustee".......................................................14

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                  147.     "Prepetition Indenture Trustee Adversary Proceeding"..................................14
                  148.     "Priority Non-Tax Claim"..............................................................14
                  149.     "Priority Tax Claim"..................................................................14
                  150.     "Pro Rata"............................................................................14
                  151.     "Professional"........................................................................14
                  152.     "Professional Fee Claims".............................................................14
                  153.     "Professional Fee Order"..............................................................15
                  154.     "Quarterly Distribution Date".........................................................15
                  155.     "Registration Rights Agreement".......................................................15
                  156.     "Reinstated" or "Reinstatement".......................................................15
                  157.     "Reorganized . . ."...................................................................15
                  158.     "Restructuring Transactions"..........................................................15
                  159.     "Restructuring Transactions Agreement"................................................16
                  160.     "Retained Sites"......................................................................16
                  161.     "Retirees"............................................................................16
                  162.     "Retiree Approval Order"..............................................................16
                  163.     "Retiree Benefits"....................................................................16
                  164.     "Retiree Claim".......................................................................16
                  165.     "Retirees' Committee".................................................................16
                  166.     "Retiree Settlement Agreement"........................................................16
                  167.     "Retiree Trust".......................................................................16
                  168.     "Rights"..............................................................................16
                  169.     "Rights Offering".....................................................................16
                  170.     "Rights Offering Procedures"..........................................................16
                  171.     "Rights Subscription Exercise Form"...................................................16
                  172.     "Sauget Administrative Orders"........................................................16
                  173.     "Schedules"...........................................................................17
                  174.     "Secured Claim".......................................................................17
                  175.     "Securities Act"......................................................................17
                  176.     "Security Claims".....................................................................17
                  177.     "Senior Secured Notes"................................................................17
                  178.     "Senior Secured Note Claims"..........................................................17
                  179.     "Senior Secured Notes Guarantors".....................................................17
                  180.     "Senior Secured Notes Indenture"......................................................17
                  181.     "Senior Secured Notes Indenture Charging Lien"........................................17
                  182.     "Senior Secured Notes Trustee"........................................................17
                  183.     "Separation Agreement"................................................................17
                  184.     "Settled Adversary Proceedings".......................................................17
                  185.     "Shared Sites"........................................................................17
                  186.     "SIP Plan"............................................................................17
                  187.     "Solutia Tort Claims".................................................................17
                  188.     "Spinoff".............................................................................18
                  189.     "Spinoff Indemnity Claim".............................................................18
                  190.     "Stipulation of Amount and Nature of Claim"...........................................18
                  191.     "Stock Pool"..........................................................................18
                  192.     "Subsidiary" or "Subsidiaries"........................................................18
                  193.     "Tolbert Settlement Agreement"........................................................18
                  194.     "Tort Claims".........................................................................18
                  195.     "Treasury Regulations"................................................................18
                  196.     "Undeliverable Distribution"..........................................................18
                  197.     "Uniform Commercial Code".............................................................18

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                  198.     "Unimpaired"..........................................................................18
                  199.     "Unimpaired Claim"....................................................................18
                  200.     "Unimpaired Class"....................................................................18
                  201.     "United States of America"............................................................19
                  202.     "Unsecured Claim".....................................................................19
                  203.     "Voting Agent"........................................................................19
                  204.     "Voting Deadline".....................................................................19
                  205.     "Voting Record Date"..................................................................19
                  206.     "Warrants"............................................................................19
                  207.     "Warrant Agreement"...................................................................19
         B.       Rules of Interpretation and Computation of Time................................................20
                  1.       Rules of Interpretation...............................................................20
                  2.       Computation of Time...................................................................20

ARTICLE II CLASSES OF CLAIMS AND EQUITY INTERESTS................................................................21

ARTICLE III TREATMENT OF CLAIMS AND EQUITY INTERESTS.............................................................22
         A.       Unclassified Claims............................................................................22
                  1.       Payment of Administrative Expense Claims..............................................22
                  2.       Payment of Priority Tax Claims........................................................24
         B.       Classes of Claims..............................................................................24
                  1.       Priority Non-Tax Claims (Class 1).....................................................24
                  2.       Secured Claims (Class 2)..............................................................24
                  3.       Senior Secured Note Claims (Class 3)..................................................25
                  4.       Convenience Claims (Class 4)..........................................................25
                  5.       CPFilms Claims (Class 5)..............................................................25
                  6.       NRD Claims (Class 6)..................................................................26
                  7.       Insured Claims (Class 7)..............................................................26
                  8.       Tort Claims (Class 8).................................................................26
                  9.       Legacy Site Claims (Class 9)..........................................................27
                  10.      Equity Interests in all Debtors other than Solutia (Class 10).........................27
                  11.      Monsanto Claim (Class 11).............................................................28
                  12.      Noteholder Claims (Class 12)..........................................................28
                  13.      General Unsecured Claims (Class 13)...................................................28
                  14.      Retiree Claim (Class 14)..............................................................29
                  15.      Pharmacia Claims (Class 15)...........................................................29
                  16.      Non-Debtor Intercompany Claims (Class 16).............................................29
                  17.      Debtor Intercompany Claims (Class 17).................................................30
                  18.      Axio Claims (Class 18)................................................................30
                  19.      Security Claims (Class 19)............................................................30
                  20.      Equity Interests in Solutia (Class 20)................................................30

ARTICLE IV ACCEPTANCE OR REJECTION OF THE PLAN...................................................................32
         A.       Special Provisions Governing Unimpaired Claims.................................................32
         B.       Classes Entitled to Vote.......................................................................32
         C.       Cramdown.......................................................................................32

ARTICLE V MEANS FOR IMPLEMENTATION OF THE PLAN...................................................................33
         A.       General Settlement of Claims...................................................................33
         B.       The Global Settlement..........................................................................33
                  1.       The Distribution Agreement............................................................33
                  2.       Monsanto Settlement Agreement.........................................................34
                  3.       Commercial and Operating Agreements...................................................34

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                  4.       Monsanto Tort Management..............................................................34
                  5.       Monsanto's Settlement of Adversary Proceedings, Contested Matters, Disputes
                           and Monsanto Claims...................................................................34
                  6.       Monsanto's Professionals..............................................................34
                  7.       Monsanto Administrative Claim.........................................................35
                  8.       Pharmacia Contribution................................................................35
                  9.       Settlement With Retirees..............................................................35
                  10.      Settled Adversary Proceedings.........................................................35
                  11.      Settlement of the Prepetition Trustee Adversary Proceeding............................36
                  12.      Settlement of the Equity Committee Adversary Proceeding...............................36
                  13.      Payment of Professional Fees..........................................................36
                  14.      Solutia's Assumption of Certain Environmental Liabilities.............................37
         C.       Restructuring Transactions.....................................................................38
         D.       Continued Corporate Existence and Vesting of Assets in the Reorganized Debtors.................38
         E.       Execution of Plan Documents....................................................................38
         F.       Corporate Governance, Directors and Officers and Corporate Action of the Reorganized
                  Debtors........................................................................................38
                  1.       New Certificates of Incorporation and New By-Laws.....................................38
                  2.       Directors and Officers of the Reorganized Debtors.....................................39
                  3.       Corporate Action......................................................................39
                  4.       The New Common Stock..................................................................40
         G.       Exit Financing Facility, Obtaining Cash for Distributions and Transfers of Funds Among
                  the Debtors....................................................................................40
         H.       The Rights Offering............................................................................40
                  1.       Use of Rights Offering Proceeds.......................................................40
                  2.       Rights Offering Procedures............................................................40
                  3.       Rights Offering Backstop..............................................................40
         I.       Funding Co.....................................................................................41
         J.       Incentive Plan.................................................................................41
         K.       Release of Liens and Guarantee Claims..........................................................41
         L.       Cancellation of Existing Securities and Agreements.............................................41
         M.       Limitations on Transfers of Equity Interests in Solutia During the Chapter 11 Cases............42
         N.       Effectuating Documents.........................................................................42
         O.       Employment and Other Benefits Programs.........................................................42

ARTICLE VI TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES.................................................44
         A.       Assumption and Rejection of Executory Contracts and Unexpired Leases...........................44
         B.       Claims Based on Rejection of Executory Contracts or Unexpired Leases...........................44
         C.       Cure of Defaults for Executory Contracts and Unexpired Leases Assumed..........................44
         D.       Insurance Policies.............................................................................45
                  1.       ACE Settlement........................................................................45
         E.       Anniston Settlement............................................................................45
         F.       Assumption of Pension Obligations..............................................................45
         G.       Contracts and Leases Entered Into After the Petition Date......................................46

ARTICLE VII PROVISIONS GOVERNING DISTRIBUTIONS...................................................................47
         A.       Allowed Noteholder Claims......................................................................47
         B.       Distributions for Claims Allowed as of the Effective Date......................................47
         C.       Distributions for Holders of Equity Interests in Solutia.......................................47

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         D.       Delivery of Distributions......................................................................47
         E.       Delivery and Distributions and Undeliverable or Unclaimed Distributions........................47
                  1.       Delivery of Distributions in General..................................................47
                  2.       Undeliverable Distributions...........................................................48
         F.       Compliance with Tax Requirements/Allocations...................................................48
         G.       Record Date for Distribution to Holders of Claims..............................................48
         H.       Record Date for Distribution to Holders of Equity Interests in Solutia.........................49
         I.       Distributions of Whole Shares, Warrants, Equity Purchase Rights and Claim Transfer
                  Rights Only....................................................................................49
         J.       Set-offs and Recoupments.......................................................................49
         K.       Surrender of Cancelled Instruments or Securities...............................................49
         L.       Disputed Claims Reserve........................................................................50
                  1.       Deposit of Cash on the Effective Date.................................................50
                  2.       Distribution After Allowance..........................................................50
                  3.       Distributions After Disallowance......................................................50
                  4.       Property Held in the Disputed Claims Reserve..........................................50
         M.       Disputed General Unsecured Claims Reserve......................................................51
                  1.       Deposit of New Common Stock on the Effective Date.....................................51
                  2.       Distributions After Allowance.........................................................51
                  3.       Distributions After Disallowance......................................................51
                  4.       Property Held in Disputed General Unsecured Claims Reserve............................52

ARTICLE VIII PROCEDURES FOR TREATING DISPUTED GENERAL UNSECURED CLAIMS...........................................53
         A.       Objections to Claims...........................................................................53
         B.       General Unsecured Claims Monitor...............................................................53
         C.       No Distributions Pending Allowance.............................................................54
         D.       Estimation of Claims...........................................................................54

ARTICLE IX CONDITIONS PRECEDENT TO CONFIRMATION AND CONSUMMATION OF THE PLAN.....................................55
         A.       Condition Precedent to Confirmation............................................................55
         B.       Conditions Precedent to Effective Date.........................................................56
         C.       Effect of Failure of Conditions................................................................57
         D.       Waiver of Conditions...........................................................................57

ARTICLE X INJUNCTIONS, RELEASES, EXCULPATION AND DISCHARGE.......................................................58
         A.       Injunctions....................................................................................58
                  1.       DEBTORS' INJUNCTION...................................................................58
                  2.       MONSANTO/PHARMACIA INJUNCTION.........................................................58
         B.       Releases.......................................................................................59
                  1.       RELEASES BY THE DEBTORS...............................................................59
                  2.       RELEASES BY HOLDERS OF CLAIMS AND EQUITY INTERESTS....................................60
                  3.       RETIREE RELEASE AND INJUNCTION........................................................61
         C.       EXCULPATION AND LIMITATION OF LIABILITY........................................................62
         D.       DISCHARGE OF CLAIMS AND TERMINATION OF EQUITY INTERESTS........................................62

ARTICLE XI RETENTION OF JURISDICTION.............................................................................64
         A.       Retention of Jurisdiction......................................................................64

ARTICLE XII MISCELLANEOUS PROVISIONS.............................................................................66
         A.       Binding Effect.................................................................................66

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         B.       Preservation of Avoidance Actions..............................................................66
         C.       Claims of the United States of America.........................................................66
         D.       Applicability of Section 1125(e) of the Bankruptcy Code........................................66
         E.       Dissolution of the Creditors' Committee, Retirees' Committee and Equity Committee..............66
         F.       Payment of Statutory Fees......................................................................67
         G.       Modification of the Plan.......................................................................67
         H.       Severability...................................................................................67
         I.       Revocation or Withdrawal of the Plan...........................................................68
         J.       Section 1145 Exemption.........................................................................68
         K.       Section 1146 Exemption.........................................................................68
         L.       Notices........................................................................................68
                  1.       The Debtors and the Reorganized Debtors...............................................68
                  2.       The Creditors' Committee..............................................................69
                  3.       The Retirees' Committee...............................................................69
                  4.       The Equity Committee..................................................................69
                  5.       The DIP Lenders.......................................................................70
                  6.       The United States Trustee.............................................................70
                  7.       Monsanto..............................................................................70
                  8.       Pharmacia.............................................................................71
         M.       Governing Law..................................................................................71
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                               TABLE OF EXHIBITS

Exhibit A        Monsanto Settlement Agreement
Exhibit B        Retiree Settlement Agreement
Exhibit C        Exit Financing Facility Commitment Letter
Exhibit D        Form of New Bylaws
Exhibit E        Form of New Certificates of Incorporation
Exhibit F        Initial Directors and Officers of Each Reorganized Debtor
Exhibit G        List of Executory Contracts and Unexpired Leases to be Assumed
Exhibit H        Rights Offering Procedures
Exhibit I        Incentive Plan
Exhibit J        Registration Rights Agreement
Exhibit K        Plan Support Agreement
Exhibit L        Claim Transfer Procedures
Exhibit M        Restructuring Transactions Agreement
Exhibit N        Warrant Agreement
Exhibit O        Equity Purchase Procedures
Exhibit P        Backstop Commitment Agreement




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                                 INTRODUCTION

         Solutia Inc. ("Solutia"), together with its direct and indirect subsidiaries and its Affiliates Solutia Business Enterprises Inc., Solutia Systems, Inc., Solutia Overseas, Inc., CPFilms Inc. ("CPFilms"), Solutia Management Company, Inc., Monchem International, Inc., Axio Research Corporation, Solutia Investments, LLC, Beamer Road Management Company, Monchem, Inc., Solutia Inter-America, Inc., Solutia International Holding, LLC, Solutia Taiwan, Inc. and Solutia Greater China, Inc., as debtors and debtors in possession (collectively, the "Debtors"), propose this amended joint plan of reorganization (the "Plan") for the resolution of the outstanding claims against, and equity interests in, the Debtors. The Debtors are the proponents of the Plan within the meaning of section 1129 of the Bankruptcy Code (as defined below). Reference is made to the Debtors' disclosure statement, which was approved by the Bankruptcy Court on October 19, 2007 (the "Disclosure Statement"), for a discussion of the Debtors' history, businesses, results of operations, historical financial information, accomplishments during the Chapter 11 Cases (as defined below), projections and properties, and for a summary and analysis of this Plan and the settlements contemplated herein and the Plan Documents. There also are other agreements and documents, which are or will be filed with the Bankruptcy Court, that are referenced in this Plan or the Disclosure Statement.

                                  ARTICLE I

                    DEFINED TERMS, RULES OF INTERPRETATION
                            AND COMPUTATION OF TIME

A.       DEFINED TERMS

         As used in this Plan, capitalized terms have the meanings set forth below or in the Introduction above. Any terms that are not otherwise defined herein, but that are used in the Bankruptcy Code or the Bankruptcy Rules (each as defined below), will have the meaning ascribed to them in the Bankruptcy Code or the Bankruptcy Rules, as applicable.

         1. "2027 NOTES" means the $300 million in 7.375% unsecured public notes due October 15, 2027, issued by Solutia.

         2. "2037 NOTES" means the $150 million in 6.72% unsecured public notes due October 15, 2037, issued by Solutia.

         3. "ABERNATHY SETTLEMENT AGREEMENT" means that certain settlement agreement, dated September 9, 2003, resolving the lawsuit captioned Sabrina Abernathy v. Monsanto Company, Civil Action No. CY-01-832 (Etowah County).

         4. "AD HOC NOTES COMMITTEE" means the ad hoc committee of Holders of the 2027Notes and the 2037 Notes.

         5. "AD HOC TRADE COMMITTEE" means the ad hoc committee of Holders of trade claims in Solutia.

         6. "ACE COMPANIES" means, collectively, ACE American Insurance Company, Indemnity Insurance Company of North America, ACE Insurance Company of Puerto Rico, Pacific Employers Insurance Company, Insurance Company of North America, ESIS, Inc. ("ESIS") and their respective affiliates.

         7. "ACE INSURANCE PROGRAM" means all insurance policies and all agreements, documents or instruments relating thereto that have been issued or entered into by the ACE Companies (or any of them) to or with one or more of the Debtors, their respective predecessors and/or affiliates including, but not limited to, Monsanto. The ACE Insurance Program includes, without limitation: (i) Consent and Agreement regarding Assumption of Insurance Obligations, effective September 1, 1997, by and among Monsanto, Solutia and INA on behalf of the ACE Companies, (ii) that certain OCIP/Wrap-Up Casualty Insurance Program Agreement effective August 1, 1998 between Solutia and certain of the ACE Companies ("OCIP Agreement") and (iii) those certain service agreements with ESIS ("ESIS Agreements") under which ESIS provides the Debtors with certain claims administration services.

         8. "ACE SETTLEMENT AGREEMENT" means the settlement agreement to be executed by and among the ACE Companies and the Debtors pursuant to which the Debtors will assume the ACE Insurance Program in its entirety and pay the cure costs related thereto.

         9. "ADMINISTRATIVE EXPENSE CLAIM" means a Claim for costs and expenses of administering the Estates that is Allowed under sections 503(b), 507(b) or 1114(e)(2) of the Bankruptcy Code, including: (a) the actual and necessary costs and expenses incurred after the Petition Date of preserving the respective Estates and operating the businesses of the Debtors (such as wages, salaries, commissions for services and payments for inventories, leased equipment and premises), including DIP Claims; (b) compensation for legal, financial advisory, accounting and other services and reimbursement of expenses awarded or allowed under sections 330(a) or 331 of the Bankruptcy Code, including Professional Fee Claims; (c) all fees and charges assessed against the Estates under chapter 123 of title 28, United States Code, 28 U.S.C. Sections 1911-1930; (d) Claims for reclamation allowed in accordance with section 546(c)(2) of the Bankruptcy Code and section 2-702 of the Uniform Commercial Code; (e) the fees and expenses payable pursuant to Section V.B.13 hereof; and (f) the administrative claims and professional fees and expenses payable to Monsanto pursuant to Sections V.B.6 and V.B.7 hereof.

         10. "ADMINISTRATIVE EXPENSE CLAIM BAR DATE" means the date that is the forty-fifth (45th) day after the Effective Date.

         11. "AFFILIATE" means, with respect to any Person or Entity, a Person or Entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person or Entity; provided, however, that in no event shall any of Monsanto, Solutia,
        --------  -------
Reorganized Solutia or Pharmacia be considered to be Affiliates for purposes of the Plan.

         12. "ALLOWED CLAIM" means:

                  A. a Claim that: (i) has been listed by a particular Debtor on its Schedules as other than disputed, contingent or unliquidated; and (ii) is not otherwise a Disputed Claim;

                  B. a Claim (i) for which a proof of Claim or request for payment of Administrative Claim has been filed by the applicable Bar Date or otherwise been deemed timely filed under applicable law or order of the Bankruptcy Court; (ii) as to which the Claims Objection Deadline has passed; and (iii) that is not otherwise a Disputed Claim; or

                  C. a Claim that is allowed: (i) in any Stipulation of Amount and Nature of Claim; (ii) in any contract, instrument or other agreement entered into in connection with the Plan and approved by the Bankruptcy Court; (iii) in a Final Order; or (iv) pursuant to the terms of the Plan.

         13. "ALLOWED . . . CLAIM" means an Allowed Claim in the particular Class or category specified. Any reference herein to a particular Allowed Claim includes both the secured and unsecured portions of such Claim, as applicable.

         14. "ANNISTON CONSENT DECREE" means the Partial Consent Decree entered by the District Court for the Northern District of Alabama on August 9, 2003, among the United States, Pharmacia and Solutia with respect to the Anniston Superfund Site in Anniston, Alabama.

         15. "ANNISTON GLOBAL SETTLEMENT AGREEMENT" means that certain Global Settlement Agreement, dated September 9, 2003, among Solutia, Monsanto and Pharmacia, which resolved certain lawsuits pending against Solutia, Monsanto and Pharmacia in the United States District Court, Northern District of Alabama and in the Circuit Court, Etowah County, Alabama and was approved by those courts.

         16. "ANNISTON LITIGATION SETTLEMENT AGREEMENTS" means the Abernathy Settlement Agreement together with the Tolbert Settlement Agreement.

         17. "ANNISTON SIDE LETTER AGREEMENT" means that certain agreement, dated August 20, 2003, among Solutia, Monsanto and Pharmacia which sets forth their respective obligations under the Anniston Litigation Settlement Agreements.

         18. "AVOIDANCE ACTIONS" means any and all actual or potential Claims to avoid a transfer of property or an obligation incurred by the Debtor pursuant to any applicable section of the Bankruptcy Code, including sections 544, 545, 547, 548, 549, 550, 551, 553(b) and 724(a) of the Bankruptcy Code.

         19. "AXIO CLAIMS" means all Claims against Axio Research Corporation.

         20. "AXIO LIQUIDATION SALE" means that certain sale of the assets of Axio Research Corporation authorized pursuant to that certain order of the Bankruptcy Court dated December 16, 2004.

         21. "BACKSTOP APPROVAL ORDER" means that certain order of the Bankruptcy Court approving the Backstop Commitment Agreement.

         22. "BACKSTOP COMMITMENT AGREEMENT" means that certain agreement, dated October 15, 2007, among Solutia and the members of the Backstop Investors annexed hereto as Exhibit P.

         23. "BACKSTOP INVESTORS" means, collectively, Highland Crusader Holding Corporation, a Delaware corporation, Longacre Fund Management, L.L.C., a Delaware limited liability company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation, GMAM Investment Funds Trust II, a trust organized under the laws of New Hampshire, ReCap International (Master) Ltd., a company organized under the laws of the British Virgin Islands, Institutional Benchmarks Series (Master Feeder) Ltd., a Bermuda segregated accounts company, solely with respect to the Muscida series, Southpaw Asset Management LP, a Delaware limited partnership and UBS Securities LLC, a Delaware limited liability company, each of which has agreed to backstop the Rights Offering pursuant to the terms of the Backstop Commitment Agreement.

         24. "BACKSTOP POOL" means 15% of the Rights.

         25. "BALLOT" means the ballot forms distributed to each Holder of an Impaired Claim on which the Holder may indicate, among other things, whether it accepts or rejects the Plan.

         26. "BANKRUPTCY CODE" means title 11 of the United States Code, as applicable to the Chapter 11 Cases.

         27. "BANKRUPTCY COURT" means the United States Bankruptcy Court for the Southern District of New York, which has jurisdiction over the Chapter 11 Cases and, to the extent of the withdrawal of any reference under section 157 of title 28 of the United States Code, the United States District Court for the Southern District of New York.

         28. "BANKRUPTCY RULES" means, collectively, the Federal Rules of Bankruptcy Procedure and the local rules of the Bankruptcy Court, as applicable to the Chapter 11 Cases.

         29. "BAR DATE" means, with respect to Claims against the Debtors, (a) November 30, 2004, or (b) any other bar date for the filing of Claims established by (i) the Bar Date Order, (ii) a separate order of the Bankruptcy Court, (iii) a stipulation between or among the Debtors and a Holder in connection with the Chapter 11 Cases or (iv) a supplemental bar date established by the Debtors in accordance with the Bar Date Order.

         30. "BAR DATE ORDER" means that certain order of the Bankruptcy Court entered on October 1, 2004, which established a Bar Date for filing proofs of Claims in the Chapter 11 Cases, as the same may be amended, modified or supplemented.

         31. "BUSINESS DAY" means any day, other than a Saturday, Sunday or "legal holiday" (as defined in Bankruptcy Rule 9006(a)).

         32. "CASH" means legal tender of the United States of America.

         33. "CAUSES OF ACTION" means all actions, causes of action, liabilities, obligations, rights, suits, damages, judgments, remedies, demands, setoffs, defenses, recoupments, crossclaims, counterclaims, third-party claims, indemnity claims, contribution claims or any other claims whatsoever, whether known or unknown, matured or unmatured, fixed or contingent, liquidated or unliquidated, disputed or undisputed, suspected or unsuspected, foreseen or unforeseen, direct or indirect, choate or inchoate, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon any act or omission or other event occurring prior to the Petition Date or during the course of the Chapter 11 Cases, including through the Effective Date.

         34. "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. Sections 9601, et seq.
                                                                     -- ---

         35. "CHAPTER 11 CASES" means (a) when used with reference to a particular Debtor, the chapter 11 case pending for that Debtor under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court and (b) when used with reference to all Debtors, the procedurally consolidated chapter 11 cases pending for the Debtors in the Bankruptcy Court.

         36. "CHEMICALS ASSETS" means the assets constituting "Chemicals Assets" as defined and set forth in the Distribution Agreement.

         37. "CHEMICALS LIABILITIES" means the liabilities constituting "Chemicals Liabilities" as defined and set forth in the Distribution Agreement.

         38. "CHOCOLATE BAYOU AGREEMENTS" means the Master Operating Agreement, the HMTA Purchase Agreement, and the HCN Purchase Agreement and the Formalin Purchase Agreement, the agreements that define the relationship between Monsanto and Solutia at the Alvin, Texas "Chocolate Bayou" facility.

         39. "CHOCOLATE BAYOU SETTLEMENT" means the settlement between Monsanto and Solutia to amend the Chocolate Bayou Agreements.

         40. "CLAIM" means a "claim," as defined in section 101(5) of the Bankruptcy Code, against any Debtor.

         41. "CLAIM TRANSFER OPTION" means the right of an Eligible Claim Transfer Holder to elect to transfer its Allowed General Unsecured Claim of less than $100,000 but more than $2,500, pursuant to the Claim Transfer Procedures, for Cash in an amount equal to 52.35% of the Allowed amount of such General Unsecured Claim to Eligible Claim Transfer Shareholders.

         42. "CLAIM TRANSFER PROCEDURES" means those certain Claim Transfer Procedures setting forth the terms and conditions of the Claim Transfer Rights and the Claim Transfer Option, in substantially the form annexed hereto as Exhibit L.

         43. "CLAIM TRANSFER RIGHTS" means the right, subject to the Claim Transfer Option, of Eligible Claim Transfer Shareholders to purchase Allowed General Unsecured Claims of less than $100,000 but greater than $2,500 (including the Rights related to such Allowed General Unsecured Claims) for Cash pursuant to the Claim Transfer Procedures.

         44. "CLAIMS OBJECTION DEADLINE" means, for each Claim, the later of
(a) 90 days after the Effective Date and (b) such other period of limitation as may be specifically fixed by an order of the Bankruptcy Court for objecting to such Claim.

         45. "CLASS" means a class of Claims or Equity Interests, as described in Article II herein.

         46. "COMMERCIAL AND OPERATING AGREEMENTS" means the Master Operating Agreement, the HMD Purchase Agreement, the HMTA Purchase Agreement, the HCN Purchase Agreement and the Formalin Purchase Agreement.

         47. "CONFIRMATION" means the entry of the Confirmation Order on the docket of the Chapter 11 Cases.

         48. "CONFIRMATION DATE" means the date on which the Bankruptcy Court enters the Confirmation Order on its docket, within the meaning of Bankruptcy Rules 5003 and 9021.

         49. "CONFIRMATION HEARING" means the hearing held by the Bankruptcy Court on Confirmation of the Plan, as such hearing may be continued from time to time.

         50. "CONFIRMATION ORDER" means the order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code.

         51. "CONSUMMATION" means the occurrence of the Effective Date.

         52. "CONVENIENCE CLAIMS" means a Claim that otherwise would be a General Unsecured Claim included in Class 13, but (a) the amount of such Claim is equal to or less than $2,500 or (b) the Holder of such Claim, in full settlement of such Claim, agrees, by the applicable voting deadline as specified in the Disclosure Statement, pursuant to an election made by such Holder on its Ballot, to reduce such Claim to $2,500.

         53. "CPFILMS CLAIMS" means all Claims, other than Non-Debtor Intercompany Claims, Debtor Intercompany Claims and Legacy Claims, scheduled by or filed against CPFilms.

         54. "CREDITORS' COMMITTEE" means the official committee of unsecured creditors of the Debtors appointed by the United States Trustee in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code, as reconstituted from time to time.

         55. "DEBTOR INTERCOMPANY CLAIM" means any Claim of one Debtor against another Debtor.

         56. "DIP CLAIMS" means all Claims arising under or pursuant to the DIP Credit Facility.

         57. "DIP CREDIT FACILITY" means that certain Financing Agreement, dated as of January 16, 2004, as amended on March 1, 2004, July 20, 2004, June 1, 2005, March 17, 2006, and January 25, 2007, among Solutia and Solutia Business Enterprises Inc, as borrowers, all of the other Debtors, as guarantors, Citicorp USA, Inc., as administrative, collateral and documentation agent, and Citibank, N.A., as Issuer, and the lenders party thereto, as the same may be amended from time to time prior to the Confirmation Date.

         58. "DIP LENDER" means, collectively, (a) those entities identified as "Lenders" in the DIP Credit Facility and their respective successors and assigns and (b) Citibank, N.A. (as Issuer).

         59. "DIRECTORS' AND OFFICER INDEMNITY CLAIMS" means all Claims filed by the Debtors' current and former directors, officers and employees for indemnification or contribution.

         60. "DISCLOSURE STATEMENT HEARING" means the hearing held by the Bankruptcy Court regarding the approval of the Disclosure Statement.

         61. "DISCLOSURE STATEMENT ORDER" means that certain order of the Bankruptcy Court entered on October 19, 2007, which is annexed as Exhibit B to the Disclosure Statement.

         62. "DISPUTED CLAIM" means any Claim which is not an Allowed Claim.

         63. "DISPUTED CLAIMS RESERVE" means the reserve established and maintained by the Reorganized Debtors to hold Cash to be distributed, as applicable, to Holders of Allowed Claims other than Allowed General Unsecured Claims and Allowed Noteholder Claims pending resolution of Disputed Claims (other than Disputed General Unsecured Claims and Disputed Noteholder Claims) in accordance with the terms of Section VII.L hereof.

         64. "DISPUTED GENERAL UNSECURED CLAIMS RESERVE" means the reserve established and maintained by the Reorganized Debtors to hold the shares of New Common Stock to be Distributed, as applicable, to Holders of Allowed General Unsecured Claims and Allowed Noteholder Claims pending the resolution of Disputed General Unsecured Claims in accordance with the terms of Section VII.L hereof.

         65. "DISPUTED GENERAL UNSECURED CLAIM" means any General Unsecured Claim that, as of the date of determination, is a Disputed Claim.

         66. "DISTRIBUTION" means any distribution made under the Plan to a Holder of an Allowed Claim.

         67. "DISTRIBUTION AGREEMENT" means that certain agreement, dated as of September 1, 1997, as amended on July 1, 2002 and otherwise from time to time, by and between Solutia and Pharmacia.

         68. "DISTRIBUTION DATE" means any date on which a Distribution is made.

         69. "DISTRIBUTION RECORD DATE" means the date that is five Business Days after the Confirmation Date.

         70. "EFFECTIVE DATE" means the day that is the first Business Day after all conditions to occurrence of the Effective Date have been met or waived pursuant to Sections IX.B and IX.D hereof.

         71. "ELIGIBLE CLAIM TRANSFER SHAREHOLDERS" means the Holders of Equity Interests in Solutia who are eligible, pursuant to the Claim Transfer Procedures, to receive Claim Transfer Rights.

         72. "ELIGIBLE HOLDERS" means the Holders of General Unsecured Claims (including Eligible Claim Transfer Shareholders who have purchased Allowed General Unsecured Claims pursuant to the Claim Transfer Option) and the Holders of Noteholder Claims who are eligible, pursuant to the Rights Offering Procedures, to participate in the Rights Offering.

         73. "ELIGIBLE CLAIM TRANSFER HOLDERS" means the Holders of Allowed General Unsecured Claims who are eligible, pursuant to the Claim Transfer Procedures, to participate in the Claim Transfer Option.

         74. "ELIGIBLE SHAREHOLDERS" means the Holders of common stock of Solutia who are eligible, pursuant to the Equity Purchase Procedures, to participate in the Equity Purchase.

         75. "ENTITY" shall have the meaning set forth in section 101(15) of the Bankruptcy Code.

         76. "ENVIRONMENTAL LIABILITY" means any liability constituting an "Environmental Liability" as defined and set forth in the Monsanto Settlement Agreement.

         77. "ENVIRONMENTAL LIABILITY COSTS" means any costs constituting "Environmental Liability Costs" as defined and set forth in the Monsanto Settlement Agreement.

         78. "EQUITY COMMITTEE" means the official committee of equity security holders of the Debtors appointed in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code, as reconstituted from time to time.

         79. "EQUITY COMMITTEE ADVERSARY PROCEEDING" means the adversary proceeding filed on March 7, 2005 by the Equity Committee against Pharmacia and Monsanto, Case No. 05-01202.

         80. "EQUITY INTEREST" means any share of common stock, preferred stock or other instrument evidencing an ownership interest in any of the Debtors, including any and all shares of treasury stock, whether or not transferable, and any option, warrant or right, contractual or otherwise, to acquire any such interest.

         81. "EQUITY PURCHASE" means the offering of up to 17% of the New Common Stock by the Debtors to Eligible Shareholders pursuant to the terms and conditions set forth in the Equity Purchase Procedures.

         82. "EQUITY PURCHASE PROCEDURES" means those certain Equity Purchase Procedures, setting forth the terms and conditions of the Equity Purchase, in substantially the form annexed hereto as Exhibit O.

         83. "EQUITY PURCHASE RIGHTS" means the rights of Eligible Shareholders to participate in the Equity Purchase pursuant to the Equity Purchase Procedures.

         84. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

         85. "ESTATE" and, collectively, "ESTATES" means the estate created for that Debtor in its Chapter 11 Case pursuant to section 541 of the Bankruptcy Code.

         86. "EXCHANGE ACT" means the Securities Exchange Act of 1934, 15 U.S.C. Sections 78a-78jj, as now in effect or hereafter amended.

         87. "EXECUTORY CONTRACT AND/OR UNEXPIRED LEASE" means a contract or lease to which one or more of the Debtors is a party and that is subject to assumption or rejection under section 365 of the Bankruptcy Code.

         88. "EXIT FINANCING FACILITY" means one or more senior secured credit facilities or arrangements that will be entered into by the Reorganized Debtors, the Exit Financing Facility Agent Bank and the relevant lenders on the Effective Date.

         89. "EXIT FINANCING FACILITY AGENT BANK" means the agent bank under the Exit Financing Facility.

         90. "EXIT FINANCING FACILITY COMMITMENT LETTER" means one or more binding commitment letters that set forth a commitment to fund the Exit Financing Facility.

         91. "FINAL ORDER" means an order or judgment of the Bankruptcy Court, or other court of competent jurisdiction, as entered on the docket in the Chapter 11 Cases or the docket of any other court of competent jurisdiction, which has not been reversed, stayed, modified or amended, and as to which the time to appeal or seek certiorari has expired, and no appeal or petition for certiorari has been timely taken, or as to which any appeal that has been taken or any petition for certiorari that has been timely filed has been resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought.

         92. "FORMALIN PURCHASE AGREEMENT" means the Raw Material Purchase Agreement for Formalin dated September 1, 1997, as amended on April 1, 1999 and on September 26, 2003, between Solutia and Monsanto (as assignee of Pharmacia).

         93. "FUNDING CO" means a newly created, special purpose, tax-efficient, bankruptcy-remote subsidiary of Reorganized Solutia, funded with certain proceeds of the Rights Offering.

         94. "GENERAL UNSECURED CLAIMS" means Unsecured Claims, other than Convenience Claims, Debtor Intercompany Claims, Insured Claims (only to the extent that such Insured Claims are payable by any available insurance coverage proceeds), the Noteholder Claims, the Monsanto Claim, Non-Debtor Intercompany Claims, NRD Claims, the Pharmacia Claims, the Legacy Site Claims, the Retiree Claim, Unsecured Claims against Axio Research Corporation, CPFilms Claims, Senior Secured Note Claims and Tort Claims.

         95. "GLOBAL SETTLEMENT" means, as described in more detail in Section V.B hereof, the settlement between and among Monsanto, Solutia, the Creditors' Committee, the Ad Hoc Trade Committee, the Retirees' Committee, the Prepetition Indenture Trustee, the Ad Hoc Notes Committee and the Equity Committee.

         96. "HCN PURCHASE AGREEMENT" means the Raw Material Purchase Agreement for HCN dated September 1, 1997, as amended on April 1, 1999, between Solutia and Monsanto (as assignee of Pharmacia).

         97. "HMD PURCHASE AGREEMENT" means the Raw Material Purchase Agreement for HMD dated September 1, 1997, as amended from time to time, between Solutia and Monsanto (as assignee of Pharmacia).

         98. "HMTA PURCHASE AGREEMENT" means the Raw Material Conversion Agreement for HMTA dated September 1, 1997, as amended on April 1, 1999, between Solutia and Monsanto (as assignee of Pharmacia).

         99. "HOLDBACK AMOUNT" means the aggregate holdback of those Professional fees billed to the Debtors during the Chapter 11 Cases that are held back pursuant to the Professional Fee Order or any other order of the Bankruptcy Court, which amount is to be deposited in the Holdback Escrow Account as of the Effective Date. The Holdback Amount shall not be considered property of the Debtors or the Reorganized Debtors except as set forth in
Section III.A.1.d.ii.a.(iii) hereof.

         100. "HOLDBACK ESCROW ACCOUNT" means the escrow account established by Reorganized Solutia into which Cash equal to the Holdback Amount shall be deposited on the Effective Date for the payment of Allowed Professional Fee Claims to the extent not previously paid or disallowed.

         101. "HOLDER" and, collectively, "HOLDERS" means a Person or Entity legally holding a Claim or Equity Interest.

         102. "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         103. "IMPAIRED" means, with respect to a Claim or Equity Interest (or Class of Claims or Equity Interests), a Claim or Equity Interest (or Class of Claims or Equity Interests) that is impaired within the meaning of section 1124 of the Bankruptcy Code.

         104. "IMPAIRED CLAIM" means a Claim classified in an Impaired Class.

         105. "IMPAIRED CLASS" means each of Classes 5, 11, 12, 13, 14, 15, 16, 17, 18, 19 and 20 as set forth in Article III hereof.

         106. "INCENTIVE PLAN" means the employee incentive plan to be implemented in accordance with Section V.K. hereof, in substantially the form annexed hereto as Exhibit I.

         107. "INSURED CLAIMS" means any Claims (other than Tort Claims and Environmental Liabilities) that are covered under any insurance policies that are maintained by any of the Debtors, Pharmacia or Monsanto, but only to the extent of such coverage.

         108. "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any applicable rulings, Treasury Regulations, judicial decisions and notices, announcements and other releases of the United States Treasury Department or the IRS.

         109. "IRS" means the Internal Revenue Service of the United States of America.

         110. "LEGACY CLAIMS" means all Claims, including, but not limited to, Legacy Tort Claims and Legacy Sites Claims, arising under or related to the Distribution Agreement, including any and all Claims relating to or arising out of the Spinoff, the Chemicals Liabilities and the Spinoff Indemnity Claims.

         111. "LEGACY SITES" means the "Legacy Sites" as defined and set forth in the Monsanto Settlement Agreement.

         112. "LEGACY SITE CLAIMS" means all Environmental Liability Costs with respect to the Legacy Sites.

         113. "LEGACY TORT CLAIMS" means all legal, equitable or other claims, demands, costs, causes of action and/or other liabilities arising under tort law (including demands for indemnification or contribution relating to or arising out of any such liability, whether arising under contract, tort law or otherwise), whether currently asserted or asserted in the future, whether known or unknown:

         (a) which constitute Chemicals Liabilities assumed by Solutia under the Distribution Agreement;

         (b) for which Solutia was required to indemnify Monsanto and Pharmacia under the Distribution Agreement; and

         (c) which are for property damage, personal injury, products liability or premises liability or other damages arising out of or related to exposure to asbestos, PCB, dioxin, benzene, vinyl chloride, silica, butadiene, pentachlorophenol, styrene tars, other chemical exposure or environmental contamination, regardless of whether:

                  i. any of the Debtors is, was or will be named as a defendant in any action commenced by or on behalf of the holder of such Legacy Tort Claim,

                  ii. such holder has filed a proof of claim in the Chapter 11 Case, or

                  iii. the alleged exposure occurred before or after the Spinoff.

         "LEGACY TORT CLAIMS" also includes legal, equitable or other claims, demands, costs, causes of action and/or other liabilities arising against Solutia under tort law (including demands for indemnification or contribution relating to or arising out of any such liability, whether arising under contract, tort law or otherwise), whether currently asserted or asserted in the future, whether known or unknown, in circumstances where:

         (u) the claims in question reflect the description contained in clause (c) of the first sentence of this definition;

         (v) the property from which such chemical exposure or environmental contamination arose was previously owned by Pharmacia and transferred to Solutia in connection with the Spinoff;

         (w) the claims arise from Solutia's conduct after the Spinoff;

         (x) such conduct constituted the remediation, or non-remediation, of conditions which existed as of the Spinoff and were subject to Solutia's assumption of remediation obligations under the Distribution Agreement; and

         (y) such conduct by Solutia was in accordance with federal or state environmental law or orders or was a continuation of activities conducted, or inactivity, by Pharmacia at the time of the Spinoff, provided, however, that
                                                     --------  -------
in the case of non-remediation, such non-remediation must not have been in violation of federal or state environmental laws or orders,

         regardless of whether:

                  i. any of the Debtors is, was or will be named as a defendant in any action commenced by or on behalf of the holder of such Legacy Tort Claim, or

                  ii. such holder has filed a proof of claim in the Chapter 11 Case.

         "LEGACY TORT CLAIMS" shall not include, among other things: NRD Claims; claims for medical or retiree benefits, including retiree medical, disability and life insurance benefits; monitoring obligations with respect to PAB-exposed former employees; workers compensation claims brought solely pursuant to worker compensations statutes and not constituting or arising out of a claim, demand, cost, cause of action and/or other liability that would otherwise be defined as a "Legacy Tort Claim" herein; antitrust claims; commercial, business or contract claims; Environmental Liability Costs; any other remediation obligations covered by the terms of the Monsanto Settlement Agreement; Legacy Claims for "response" as defined under Section 101(25) of CERCLA; claims asserted in connection with any pension or similar obligations of Solutia, including (x) claims asserted in the actions entitled Walker v. Monsanto Company Pension Plan, No. 04-cv-436-DRH, Scharringhausen v. Solutia Inc. Employees' Pension Plan, No. 3:06CV00099, and the administrative charge entitled Larry Probst v. Monsanto Company and Solutia, Inc., EEOC Charge Nos. 280 A 00618 through 280 A 00652, and any similar litigation and (y) claims asserted in the action entitled Miller v. Pharmacia Corporation, No. 4:04CV981, or any similar litigation; or (other than as may be provided in the second sentence of this definition) any claims, including claims for exposure to chemicals or other substances, arising from Solutia's conduct after the Spinoff.

         114. "LIEN" means any lien, lease, right of first refusal, servitude, claim, pledge, option, charge, hypothecation, easement, security interest, right-of-way, encroachment, mortgage, deed of trust or any other encumbrance, restriction or limitation whatsoever.

         115. "MASTER OPERATING AGREEMENT" means that certain Master Operating Agreement, dated as of September 1, 1997, as amended from time to time, by and between Solutia and Monsanto (as assignee of Pharmacia).

         116. "MONSANTO" means Monsanto Company, a Delaware corporation, and its Affiliates.

         117. "MONSANTO CLAIM" means any and all Claims of Monsanto, including all Claims of Monsanto on account of Solutia's breach of the Distribution Agreement.

         118. "MONSANTO CONTRIBUTION" means, among other things, (a) the Monsanto Tort Management, (b) Monsanto's settlement of adversary proceedings (including the Settled Adversary Proceedings), contested matters, disputes and the Monsanto Claim, (c) Monsanto's management, litigation and settlement of various Legacy Claims, including Legacy Tort Claims, from the Petition Date through the Effective Date, (d) Monsanto's agreement to take financial responsibility, as between itself and Reorganized Solutia only, for the Legacy Site Claims and Environmental Liability for the Shared

Sites, subject to the sharing mechanism set forth in the Monsanto Settlement Agreement, and (e) Monsanto's agreement to (i) pay certain liabilities, including certain environmental liabilities as set forth in Section V.B herein and in the Monsanto Settlement Agreement, (ii) forever release the Debtors from any and all indemnity obligations owed to Monsanto arising under the Distribution Agreement and/or any other agreement (other than as set forth in the Monsanto Settlement Agreement and the Commercial and Operating Agreements), including any amendments to the Distribution Agreement, related to the Legacy Claims or otherwise, (iii) enter into the Monsanto Settlement Agreement and amend the Master Operating Agreement, (iv) waive any right to file surrogate Claims pursuant to Bankruptcy Rule 3005, (v) grant certain indemnities to the Reorganized Debtors pursuant to the terms of the Monsanto Settlement Agreement, and (vi) enter into the Chocolate Bayou Settlement.

         119. "MONSANTO/PHARMACIA INJUNCTION" means the injunction in favor of Monsanto and Pharmacia as set forth in Section X.A.2 hereof.

         120. "MONSANTO'S PROFESSIONALS" means Willkie Farr & Gallagher LLP, Bryan Cave LLP, Boies, Schiller & Flexner LLP, Greenhill & Co., LLC, Kramer Capital Partners, Perella Weinberg Partners LP, Groom Law Group, ARCADIS, FTI Consulting, Dickstein Shapiro Morin & Oshinky LLP and Sonnenschein Nath & Rosenthal LLP, Environ, William Holder, The Weinberg Group, Inc., Navigant and BDO Seidman, LLP.

         121. "MONSANTO SETTLEMENT AGREEMENT" means that certain Settlement Agreement, dated October 15, 2007, between and among Reorganized Solutia, Monsanto and Funding Co, annexed hereto as Exhibit A.

         122. "MONSANTO TORT MANAGEMENT" means Monsanto's agreement to take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Legacy Tort Claims and to indemnify Reorganized Solutia for the Legacy Tort Claims, pursuant to the terms of the Monsanto Settlement Agreement.

         123. "NATIONAL SECURITIES EXCHANGE" means any exchange registered pursuant to Section 6(a) of the Exchange Act.

         124. "NEW BY-LAWS" means the form of the by-laws of each of the Reorganized Debtors, which form is annexed hereto as Exhibit D.

         125. "NEW CERTIFICATE OF INCORPORATION" means, the form of the certificates of incorporation of each of the Reorganized Debtors, which form is annexed hereto as Exhibit E.

         126. "NEW COMMON STOCK" means the shares of common stock, par value $.01 per share, of Reorganized Solutia, authorized pursuant to the New Certificate of Incorporation of Reorganized Solutia.

         127. "NOMINEE" means any broker, dealer, commercial bank, trust company, savings and loan financial institution or other nominee in whose name securities were registered or held of record on behalf of a beneficial Holder.

         128. "NON-DEBTOR INTERCOMPANY CLAIM" means any Claim owed by a Debtor to a non-Debtor Affiliate as of the Petition Date.

         129. "NOTEHOLDER CLAIMS" means the Claims of the Holders of the 2027 Notes and/or 2037 Notes for principal and accrued but unpaid interest as of the Petition Date.

         130. "NRD CLAIMS" means Claims filed in the Chapter 11 Cases in accordance with the Bar Date Order under Section 107(a)(4)(C) of CERCLA, 42 U.S.C. Section 9607(a)(4)(C), or other provision of law, for damages for injury to, destruction of or loss of natural resources, including the reasonable cost of assessing such damages.

         131. "NYSE" means the New York Stock Exchange.

         132. "ORDINARY COURSE PROFESSIONALS ORDER" means that certain order of the Bankruptcy Court entered on January 16, 2004, as amended from time to time, which authorized the employment and payment of Professionals by the Debtors in the ordinary course of business.

         133. "PBGC" means the Pension Benefit Guaranty Corporation.

         134. "PCBS" means polychlorinated biphenyls.

         135. "PENSION PLAN" means the Solutia Inc. Employees' Pension Plan, dated September 1, 1997, as amended and restated from time to time.

         136. "PERSON" shall have the meaning set forth in section 101(41) of the Bankruptcy Code.

         137. "PETITION DATE" means December 17, 2003, the date on which the Debtors commenced the Chapter 11 Cases.

         138. "PHARMACIA" means Pharmacia Corporation, formerly known as Monsanto Company, a Delaware corporation.

         139. "PHARMACIA CONTRIBUTION" means, pursuant to the provisions of
Article V hereof, Pharmacia's agreement to (a) subject to the indemnity agreement to be provided by the Reorganized Debtors pursuant to the Monsanto Settlement Agreement, forever release the Debtors and the Reorganized Debtors from any and all Legacy Claims, including any indemnity obligations arising under the Distribution Agreement, or otherwise, and any other claims or liabilities Pharmacia holds, has held or may in the future hold against the Debtors and the Reorganized Debtors, related to the Distribution Agreement or the Legacy Claims, and (b) waive the Pharmacia Claims in their entirety with prejudice.

         140. "PHARMACIA CLAIMS" means all Claims asserted by Pharmacia, its parent and Affiliates, including Pfizer Inc., including Legacy Claims and any Claims for indemnification, contribution or otherwise arising under or related to the Distribution Agreement or any other agreement.

         141. "PLAN DOCUMENTS" means (a) the Monsanto Settlement Agreement,
(b) the Exit Financing Facility, (c) the Exit Financing Facility Commitment Letter, (d) the New Certificate of Incorporation of each Reorganized Debtor,
(e) the New By-laws of each Reorganized Debtor, (f) the list of Executory Contracts and Unexpired Leases to be assumed, (g) the Rights Offering Procedures, (h) the Equity Purchase Procedures, (i) the Claim Transfer Procedures, (j) the Commercial and Operating Agreements, (k) the Incentive Plan, (l) the Registration Rights Agreement, (m) the Restructuring Transactions Agreement, (n) the Retiree Settlement Agreement, (o) the Warrant Agreement, (p) the Backstop Commitment Agreement and (q) any and all instruments, certificates, agreements or other documents executed, delivered, entered into or filed in connection with the Plan or any of the foregoing.

         142. "PLAN SUPPORT AGREEMENT" means the agreement annexed hereto as Exhibit K.

         143. "PLAN SUPPLEMENT" means the following forms of documents: (a) the Exit Financing Facility Commitment Letter; (b) the New Certificate of Incorporation of each Reorganized Debtor; (c) the New By-laws of each Reorganized Debtor; (d) the list of Executory Contracts and Unexpired Leases to be assumed; (e) the Incentive Plan; (f) the Restructuring Transactions Agreement; and (g) the identity and affiliations of any Person proposed to serve on the initial board of directors or be an officer of each of the Reorganized Debtors and to the extent any director or officer of Reorganized Solutia is an "insider" under the Bankruptcy Code, the nature and amount of any compensation to be paid to such director or officer; each in substantially final form or final form, as applicable, each of which will be filed with the Bankruptcy Court at least ten (10) days prior to the Confirmation Hearing.

         144. "PREPETITION INDENTURE" means that certain Indenture, dated October 1, 1997, as the same may have been subsequently modified, amended or supplemented, together with all instruments and agreements related thereto, between Solutia and the Prepetition Indenture Trustee, under which Solutia issued the 2027 Notes and the 2037 Notes.

         145. "PREPETITION INDENTURE CHARGING LIEN" means any lien of the Prepetition Indenture Trustee, arising under the Prepetition Indenture, against Distributions on account of Noteholder Claims, securing payment of the fees and expenses of the Prepetition Indenture Trustee, including fees and expenses of counsel and other professionals engaged by or on behalf of or for the benefit of the Prepetition Indenture Trustee.

         146. "PREPETITION INDENTURE TRUSTEE" means Wilmington Trust Company, or any predecessor (including JPMorgan Chase Bank) or successor thereto, as indenture trustee under the Prepetition Indenture.

         147. "PREPETITION INDENTURE TRUSTEE ADVERSARY PROCEEDING" means the adversary proceeding commenced on May 27, 2005 by JPMorgan Chase Bank against Solutia in the Bankruptcy Court, Case No. 05-01843.

         148. "PRIORITY NON-TAX CLAIM" means any Claim, other than an Administrative Expense Claim or a Priority Tax Claim, entitled to priority in right of payment under section 507(a) of the Bankruptcy Code.

         149. "PRIORITY TAX CLAIM" means any Claim of a governmental unit of the kind specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

         150. "PRO RATA" means the ratio of the amount of an Allowed Claim in a particular Class to the aggregate amount of all Allowed Claims in such Class.

         151. "PROFESSIONAL" means (a) any professional employed in the Chapter 11 Cases by an order or orders of the Bankruptcy Court issued pursuant to section 327, 328 or 1103 of the Bankruptcy Code and (b) any professional or other Entity seeking compensation and reimbursement in connection with the Chapter 11 Cases pursuant to section 503(b)(4) of the Bankruptcy Code.

         152. "PROFESSIONAL FEE CLAIMS" means all Administrative Expense Claims for the compensation of Professionals and the reimbursement of expenses incurred by such Professionals (to the extent Allowed under section 328, 330, 331, 363 or 503 of the Bankruptcy Code) through the Effective Date.

         153. "PROFESSIONAL FEE ORDER" means that certain order of the Bankruptcy Court entered on January 16, 2004, establishing procedures for interim compensation and reimbursement of expenses of Professionals.

         154. "QUARTERLY DISTRIBUTION DATE" means the last Business Day of the month following the end of each calendar quarter after the Effective Date; provided, however, that if the Effective Date is within 45 days before the end
--------  -------
of a calendar quarter, the first Quarterly Distribution Date will be the last Business Day of the month following the end of the first calendar quarter after the calendar quarter in which the Effective Date falls.

         155. "REGISTRATION RIGHTS AGREEMENT" means the agreement attached hereto as Exhibit J, whereby Reorganized Solutia will be obligated to register certain shares of New Common Stock pursuant to the terms and conditions of such agreement.

         156. "REINSTATED" or "REINSTATEMENT" means a Claim or Equity Interest unimpaired within the meaning of section 1124 of the Bankruptcy Code. Unless the Plan specifies a particular method of Reinstatement, when the Plan provides that an Allowed Claim or Allowed Equity Interest will be Reinstated, such Claim or Equity Interest will be Reinstated, at the applicable Reorganized Debtor's sole discretion, in accordance with one of the following:

                  (a) The legal, equitable and contractual rights to which such Claim or Equity Interest entitles the holder will be unaltered; or

                  (b) Notwithstanding any contractual provision or applicable law that entitles the Holder of such Claim or Equity Interest to demand or receive accelerated payment of such Claim or Interest after the occurrence of a default:

                           iii. any such default that occurred before or after
                  the Petition Date, other than a default of a kind specified in section 365(b)(2) of the Bankruptcy Code, will be cured;

                           iv. the maturity of such Claim or Equity Interest,
                  as such maturity existed before such default, will be reinstated;

                           v. the Holder of such Claim or Equity Interest will
                  be compensated for any damages incurred as a result of any reasonable reliance by such Holder on such contractual provision or such applicable law to the extent required by section 1124(c) of the Bankruptcy Code; and

                           vi. the legal, equitable or contractual rights to
                  which such Claim or Equity Interest entitles the Holder of such Claim or Equity Interest will not otherwise be altered.

         157. "REORGANIZED . . ." means, when used in reference to a particular Debtor, such Debtor on and after the Effective Date.

         158. "RESTRUCTURING TRANSACTIONS" means those mergers, consolidations, restructurings, transfers, conversions, dispositions, liquidations or dissolutions that the Debtors or Reorganized Debtors determine to be necessary or appropriate to effect a restructuring of a Debtor's business or a restructuring of the overall corporate structure of the Reorganized Debtors, all of which shall be effected by the Restructuring Transactions Agreement.

         159. "RESTRUCTURING TRANSACTIONS AGREEMENT" means the agreement or agreements that govern the Restructuring Transactions, annexed hereto as Exhibit M.

         160. "RETAINED SITES" means the "Retained Sites" as defined and set forth in the Monsanto Settlement Agreement.

         161. "RETIREES" has the meaning set forth in the preamble to the Retiree Settlement Agreement.

         162. "RETIREE APPROVAL ORDER" means that certain order of the Bankruptcy Court approving the Retiree Settlement Agreement.

         163. "RETIREE BENEFITS" means the benefits provided to the Retirees as set forth in the Retiree Settlement Agreement.

         164. "RETIREE CLAIM" means an Allowed non-priority, Unsecured Claim on account of certain consensual benefit reductions included in the Retiree Settlement Agreement, in the aggregate amount of $35 million, the Distribution received on account of which, in accordance with the terms of the Retiree Settlement Agreement and the Plan will be held in trust (or sold) for the benefit of Retirees in accordance with the terms of the Retiree Settlement Agreement.

         165. "RETIREES' COMMITTEE" means the official committee of retirees of the Debtors appointed by the United States Trustee in the Chapter 11 Cases pursuant to section 1114 of the Bankruptcy Code.

         166. "RETIREE SETTLEMENT AGREEMENT" means that certain agreement, as amended, between the Debtors and the Retirees' Committee, effective as of the Effective Date, in substantially the form of Exhibit B.

         167. "RETIREE TRUST" has the meaning set forth in the Retiree Settlement Agreement.

         168. "RIGHTS" means the rights to subscribe for and to acquire on the Effective Date an aggregate of 31.4% of the New Common Stock, in exchange for $250 million in Cash, in accordance with the terms and conditions of the Rights Offering as set forth in the Rights Offering Procedures and the Backstop Commitment Agreement.

         169. "RIGHTS OFFERING" means the offering of the Rights by the Debtors to Eligible Holders and members of the Backstop Investors.

         170. "RIGHTS OFFERING PROCEDURES" means those certain Rights Offering Procedures, setting forth the terms and conditions of the Rights Offering, in substantially the form annexed hereto as Exhibit H.

         171. "RIGHTS SUBSCRIPTION EXERCISE FORM" means that certain form distributed to each Eligible Holder, which form such Eligible Holder may use to exercise Rights.

         172. "SAUGET ADMINISTRATIVE ORDERS" means the Administrative Orders, relating to the Sauget, Illinois Area 1 and Area 2 sites, V-W-99-C-554, effective January 21, 1999; V-W-99-554, issued May 31, 2000; V-W-01-C-622, effective November 24, 2000; and V-W-C-716, issued September 30, 2002.

         173. "SCHEDULES" means the schedules of assets and liabilities and the statements of financial affairs filed by the Debtors with the Bankruptcy Court, as required by section 521 of the Bankruptcy Code and the Official Bankruptcy Forms, as the same may have been or may be amended, modified or supplemented.

         174. "SECURED CLAIM" means a Claim, other than a Senior Secured Note Claim or DIP Claim, that is secured by a lien on property in which an Estate has an interest or that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the Holder's interest in the applicable Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to section 506(a) of the Bankruptcy Code and, if applicable, section 1129(b) of the Bankruptcy Code.

         175. "SECURITIES ACT" means the Securities Act of 1933, 15 U.S.C. Sections 77a-77aa, as now in effect or hereafter amended.

         176. "SECURITY CLAIMS" means any Claim (a) arising from rescission of a purchase or sale of a security of any of the Debtors, (b) for damages arising from the purchase or sale of such security, (c) for reimbursement or contribution allowed under section 502 of the Bankruptcy Code on account of such Claim, or (d) otherwise subject to subordination under section 510(b) of the Bankruptcy Code.

         177. "SENIOR SECURED NOTES" means those certain 11.25% Senior Secured Notes, due on July 15, 2009, issued pursuant to the Senior Secured Notes Indenture.

         178. "SENIOR SECURED NOTE CLAIMS" means any and all Allowed Claims of the Senior Secured Notes Trustee and the Holders of the Senior Secured Notes against Solutia and the Senior Secured Notes Guarantors arising under the Senior Secured Notes Indenture, which claim amount will be determined by the Bankruptcy Court (whether secured or unsecured).

         179. "SENIOR SECURED NOTES GUARANTORS" means CPFilms, Inc., Monchem, Inc., Monchem International, Inc., Solutia Systems, Inc., Solutia Business Enterprises, Inc. and Solutia Investments, LLC., each of which is a guarantor of the Senior Secured Notes.


         180. "SENIOR SECURED NOTES INDENTURE" means that certain Indenture, dated July 9, 2002, between Solutia and The Bank of New York, as successor indenture trustee, as amended from time to time.

         181. "SENIOR SECURED NOTES INDENTURE CHARGING LIEN" means any lien of the Senior Secured Notes Trustee, arising under the Senior Secured Notes Indenture, against Distributions on account of Senior Secured Note Claims, securing payment of the fees and expenses of the Senior Secured Notes Trustee, including fees and expenses of counsel and other professionals engaged by or on behalf of or for the benefit of the Senior Secured Notes Trustee.

         182. "SENIOR SECURED NOTES TRUSTEE" means The Bank of New York, or any predecessor or successor thereto, as indenture trustee under the Senior Secured Notes Indenture.

         183. "SEPARATION AGREEMENT" means that certain agreement, dated as of September 1, 2000, as amended, by and between Pharmacia and Monsanto.

         184. "SETTLED ADVERSARY PROCEEDINGS" means the following adversary proceedings commenced in the Bankruptcy Court: Solutia Inc. v. Pharmacia Corp., Case No. 03-93700 (PCB), filed December 17, 2003; Solutia Inc. v. Pharmacia Corp., Case. No. 04-2969 (PCB), filed April 20, 2004; Official Committee of Retirees v. Solutia Inc., Case No. 04-3057 (PCB), filed May 7, 2004; and Solutia Inc. v. Monsanto Company and Pharmacia Corp., Case No. No. 05-03353 (PCB), filed on December 17, 2005.

         185. "SHARED SITES" means the "Shared Sites" as defined and set forth in the Monsanto Settlement Agreement.

         186. "SIP PLAN" means the Solutia Inc. Savings and Investment Plan, dated September 1, 1997, as amended and restated from time to time.

         187. "SOLUTIA TORT CLAIMS" means all Tort Claims other than Legacy Tort Claims.

         188. "SPINOFF" means the transaction contemplated by the Distribution Agreement, whereby Pharmacia spun-off its Chemicals Assets and Chemicals Liabilities to Solutia.

         189. "SPINOFF INDEMNITY CLAIM" means any Claim or claim against any of the Debtors, the Subsidiaries or Solutia's Affiliates, as appropriate, for indemnification or contribution held by Monsanto or Pharmacia, including the Monsanto Claims and the Pharmacia Claims, that arise from or relate to the Spinoff or the Distribution Agreement.

         190. "STIPULATION OF AMOUNT AND NATURE OF CLAIM" means a stipulation or other agreement between a Debtor or Reorganized Debtor, subject to Section VIII.B hereof, or the claims monitor, and a Holder of a Claim approved by the Bankruptcy Court or an agreed order of the Bankruptcy Court, establishing the allowed amount and nature of a Claim.

         191. "STOCK POOL" means 46.6% of the New Common Stock to be Distributed to the Holders of Allowed Noteholder Claims and Allowed General Unsecured Claims, which pool may be decreased or increased from time to time as set forth in Section VII.M hereof.

         192. "SUBSIDIARY" or "SUBSIDIARIES" means the direct and indirect subsidiaries of Solutia.

         193. "TOLBERT SETTLEMENT AGREEMENT" means that certain settlement agreement, dated September 9, 2003, resolving the lawsuit captioned Tolbert v. Monsanto Company, Civil Action No. 01-C-1407-S.

         194. "TORT CLAIMS" means all Claims, whether currently asserted or asserted in the future, whether known or unknown, arising under tort law for personal injury or property damage arising from exposure to chemicals or other substances regardless of whether: (a) any of the Debtors is, was or will be named as a defendant in any action commenced by or on behalf of the holder of such Tort Claim; (b) such holder has filed a proof of claim in the Chapter 11 Case; or (c) the alleged exposure occurred before or after the Spinoff.

         195. "TREASURY REGULATIONS" means regulations (including temporary and proposed regulations) promulgated under the Internal Revenue Code, as amended from time to time, by the United States Treasury Department.

         196. "UNDELIVERABLE DISTRIBUTION" means a Distribution of New Common Stock, Warrants or Cash that is returned to the Reorganized Debtors as undeliverable or is otherwise unclaimed for one year after the date such Distribution was made.

         197. "UNIFORM COMMERCIAL CODE" means the uniform code of laws governing various commercial transactions, including the sale of goods, banking transactions, secured transactions in personal property and other matters, as applicable in the relevant state(s).

         198. "UNIMPAIRED" means, with respect to a Claim (or Class of Claims), a Claim (or Class of Claims) that is unimpaired within the meaning of section 1124 of the Bankruptcy Code.

         199. "UNIMPAIRED CLAIM" means a Claim classified in an Unimpaired
Class.

         200. "UNIMPAIRED CLASS" means each of Classes 1, 2, 3, 4, 6, 7, 8, 9 and 10 as set forth in Article III of the Plan.

         201. "UNITED STATES OF AMERICA" means the United States of America and all of its agencies, subdivisions and instrumentalities.

         202. "UNSECURED CLAIM" means any Claim that is neither secured nor entitled to priority under the Bankruptcy Code or any order of the Court, including any Claim arising from the rejection of an Executory Contract or Unexpired Lease under section 365 of the Bankruptcy Code.

         203. "VOTING AGENT" means Financial Balloting Group LLC, 757 Third Avenue, 3rd Floor, New York, New York 10017.

         204. "VOTING DEADLINE" means the date set by the Bankruptcy Court by which all Ballots for acceptance or rejection of the Plan must be received by the Voting Agent.

         205. "VOTING RECORD DATE" means the record date set by the Bankruptcy Court, pursuant to Bankruptcy Rule 3017(d), for determining which creditors and equity security holders are entitled to receive solicitation materials and, when applicable, to vote on the Plan.

         206. "WARRANTS" means the warrants to be issued on the Effective Date pursuant to the terms of the Warrant Agreement to purchase up to 7.5% of the New Common Stock at a strike price of $29.70.

         207. "WARRANT AGREEMENT" means that certain warrant agreement, dated as of the Effective Date, governing the Warrants to be issued by Reorganized Solutia, in substantially the form annexed hereto as Exhibit N.

B.       RULES OF INTERPRETATION AND COMPUTATION OF TIME

         1.       RULES OF INTERPRETATION

                  For purposes of the Plan, unless otherwise provided herein:
(a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, will include both the singular and the plural; (b) unless otherwise provided in the Plan, any reference in the Plan to a contract, instrument, release or other agreement or document being in a particular form or on particular terms and conditions means that such document will be substantially in such form or substantially on such terms and conditions; (c) any reference in the Plan to an existing document or exhibit filed or to be filed means such document or exhibit, as it may have been or may be amended, modified or supplemented pursuant to the Plan or Confirmation Order; (d) any reference to an Entity as a Holder of a Claim or Equity Interest includes that Entity's successors, assigns and, where applicable, Affiliates; (e) all references in the Plan to sections, articles and exhibits are references to sections, articles and exhibits of or to the Plan; (f) the words "herein," "hereunder" and "hereto" refer to the Plan in its entirety rather than to a particular portion of the Plan; (g) captions and headings to articles and sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of the Plan; (h) subject to the provisions of any contract, certificates of incorporation, by-laws, similar constituent documents, instrument, release or other agreement or document entered into or delivered in connection with the Plan, the rights and obligations arising under the Plan will be governed by, and construed and enforced in accordance with, federal law, including the Bankruptcy Code and the Bankruptcy Rules; and (i) the rules of construction set forth in section 102 of the Bankruptcy Code will apply.

         2.       COMPUTATION OF TIME

                  In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) will apply.

                                  ARTICLE II

                    CLASSES OF CLAIMS AND EQUITY INTERESTS

         All Claims and Equity Interests, except Administrative Expense Claims and Priority Tax Claims, are placed in the Classes described below for all purposes, including voting and Distribution pursuant to the Plan. In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Expense Claims and Priority Tax Claims, as described in Section III.A hereof, have not been classified and, thus, are excluded from the Classes described below. A Claim or Equity Interest is classified in a particular Class only to the extent that the Claim or Equity Interest qualifies within the description of that Class and is classified in other Classes to the extent that any remainder of the Claim or Equity Interest qualifies within the description of such other Classes.

       CLASS          DESIGNATION                                IMPAIRMENT             ENTITLED TO VOTE
       Class 1        Priority Non-Tax Claims                    Unimpaired          No (deemed to accept)

       Class 2        Secured Claims                             Unimpaired          No (deemed to accept)

       Class 3        Senior Secured Note Claims                 Unimpaired          No (deemed to accept)

       Class 4        Convenience Claims                         Unimpaired          No (deemed to accept)

       Class 5        CPFilms Claims                              Impaired                    Yes

       Class 6        NRD Claims                                 Unimpaired          No (deemed to accept)

       Class 7        Insured Claims                             Unimpaired          No (deemed to accept)

       Class 8        Tort Claims                                Unimpaired          No (deemed to accept)

       Class 9        Legacy Site Claims                         Unimpaired          No (deemed to accept)

       Class 10       Equity Interests in all Debtors            Unimpaired          No (deemed to accept)
                      other than Solutia

       Class 11       Monsanto Claim                              Impaired                    Yes

       Class 12       Noteholder Claims                           Impaired                    Yes

       Class 13       General Unsecured Claims                    Impaired                    Yes

       Class 14       Retiree Claim                               Impaired                    Yes

       Class 15       Pharmacia Claims                            Impaired                    Yes

       Class 16       Non-Debtor Intercompany Claims              Impaired           No (deemed to accept)

       Class 17       Debtor Intercompany Claims                  Impaired           No (deemed to accept)

       Class 18       Axio Claims                                 Impaired           No (deemed to reject)

       Class 19       Security Claims                             Impaired                    Yes

       Class 20       Equity Interests in Solutia                 Impaired                    Yes

                                 ARTICLE III

                   TREATMENT OF CLAIMS AND EQUITY INTERESTS

A. UNCLASSIFIED CLAIMS

         1. PAYMENT OF ADMINISTRATIVE EXPENSE CLAIMS

                  A. ADMINISTRATIVE EXPENSE CLAIMS IN GENERAL

                           Except as specified in this Section III.A or in
Sections V.B.6, V.B.7 or V.B.13 hereof, and subject to the Administrative Expense Claim Bar Date provisions herein, unless otherwise agreed to by the Holder of an Administrative Expense Claim and the applicable Debtor or Reorganized Debtor, each Holder of an Allowed Administrative Expense Claim will receive, in full satisfaction of its Administrative Expense Claim, Cash equal to the amount of such Allowed Administrative Expense Claim either (i) on the Effective Date or as soon thereafter as reasonably practicable or (ii) if the Administrative Expense Claim is not Allowed as of the Effective Date, 30 days after the date on which an order allowing such Administrative Expense Claim becomes a Final Order.

                  B. ORDINARY COURSE LIABILITIES

                           Allowed Administrative Expense Claims based on
liabilities incurred by a Debtor in the ordinary course of its business will be paid by the applicable Reorganized Debtor pursuant to the terms and conditions of the particular transaction giving rise to such Allowed Administrative Expense Claims, without any further action by the Holders of such Allowed Administrative Expense Claims.

                  C. DIP CLAIMS

                           On the Effective Date, or as soon thereafter as
reasonably practicable, unless otherwise agreed to by the DIP Lenders pursuant to the DIP Credit Facility, Allowed DIP Claims will be paid in Cash in amounts equal to the amount of such Allowed DIP Claims.

                  D. BAR DATES FOR ADMINISTRATIVE EXPENSE CLAIMS

                           I. GENERAL ADMINISTRATIVE EXPENSE CLAIM BAR DATE
PROVISIONS

                                    Except as otherwise provided in this
Section III.A or in Sections V.B.6, V.B.7 or V.B.13 hereof, unless a request for the payment of an Administrative Expense Claim previously was filed with the Bankruptcy Court, requests for payment of an Administrative Expense Claim must be filed with the Bankruptcy Court and served on the Reorganized Debtors, pursuant to the procedures specified in the Confirmation Order and the notice of entry of the Confirmation Order, no later than 45 days after the Effective Date. Any Holder of an Administrative Expense Claim that is required to file and serve a request for payment of such Administrative Expense Claim and that does not file and serve such a request within the time established by this
Section III.A of the Plan will be forever barred from asserting such Administrative Expense Claim against the Debtors, the Reorganized Debtors or their respective property and such Administrative Expense Claim will be deemed discharged as of the Effective Date. Objections to such requests for payment of an Administrative Expense Claim must be filed with the Bankruptcy Court and served on the Debtors or the Reorganized Debtors, as applicable, and the requesting party by the later of (A) 120 days after the Effective Date or (B) 60 days after the filing of the applicable request for payment of the Administrative Expense Claims with the Bankruptcy Court.


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                  II.      BAR DATES FOR CERTAIN ADMINISTRATIVE EXPENSE CLAIMS

                                    A. PROFESSIONAL COMPENSATION

                                             (I) FINAL FEE APPLICATIONS. All
final requests for payment of Professional Fee Claims must be filed with the Bankruptcy Court and served on Reorganized Solutia no later than 45 days after the Effective Date. After notice and a hearing in accordance with the procedures established by the Bankruptcy Code and prior orders of the Bankruptcy Court in the Chapter 11 Cases, the allowed amounts of such Professional Fee Claims shall be determined by the Bankruptcy Court.

                                             (II) PAYMENT OF INTERIM AMOUNTS.
Subject to the Holdback Amount, on the Effective Date, the Debtors or Reorganized Debtors shall pay all amounts owing to Professionals for all outstanding amounts payable relating to prior periods through the Effective Date. To receive payment on the Effective Date for unbilled fees and expenses incurred through such date, the Professionals shall reasonably estimate fees and expenses due for periods that will not have been billed as of the Effective Date and shall deliver such estimate to the Debtors and the United States Trustee prior to the Effective Date. The Debtors or Reorganized Debtors, as applicable, shall pay the Professionals' reasonably estimated amount of such fees and expenses as soon as reasonably practicable after receiving the estimate, but in no event prior to the Effective Date. Within forty-five (45) days after the Effective Date, a Professional receiving payment for the estimated period shall submit a detailed invoice covering such period in the manner and providing the detail as set forth in the Professional Fee Order. If the estimated payment received by any Professional exceeds the actual fees and expenses for such period, as ultimately approved by the Bankruptcy Court in connection with the relevant final fee application, such excess amount will be credited against the Holdback Amount for such Professional or, if the award of the Holdback Amount for such matter is insufficient, disgorged by such Professional within 45 days after the issuance of the Order approving the relevant final fee application. If the estimated payment received by any Professional is lower than the actual fees and expenses for such period as ultimately approved by the Bankruptcy Court in connection with the relevant final fee application, the difference between the amount approved and the estimated payment shall promptly be paid to such Professional.

                                             (III) HOLDBACK AMOUNT. On the
Effective Date, the Debtors or the Reorganized Debtors shall fund the Holdback Escrow Account with Cash equal to the aggregate Holdback Amount for all Professionals. The Reorganized Debtors shall maintain the Holdback Escrow Account in trust for the Professionals with respect to whom fees have been held back pursuant to the Professional Fee Order. Such funds shall not be considered property of the Debtors, or the Reorganized Debtors. The remaining Holdback Amount owing to each Professional shall be paid to such Professional by Reorganized Solutia from the Holdback Escrow Account when such Professional's Professional Fee Claim is finally allowed by the Bankruptcy Court. When all Professional Fee Claims have been paid in full, amounts remaining in the Holdback Escrow Account, if any, shall be paid to the Reorganized Debtors.

                                    B. ORDINARY COURSE LIABILITIES

                                             Notwithstanding the provisions of
Section III.A.1.d.i hereof, Holders of Administrative Expense Claims based on liabilities incurred by a Debtor in the ordinary course of its business will not be required to file or serve any request for payment of such Administrative Expense Claims. Such Administrative Expense Claims will be satisfied pursuant to Section III.A.1.a hereof.


                                      23

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

         2. PAYMENT OF PRIORITY TAX CLAIMS

                  Pursuant to section 1129(a)(9)(C) of the Bankruptcy Code, unless otherwise agreed to by the Holder of a Priority Tax Claim and the applicable Debtor or Reorganized Debtor, each Holder of an Allowed Priority Tax Claim will receive, in full satisfaction of its Priority Tax Claim, deferred Cash payments totaling 100% of the principal amount of such Allowed Priority Tax Claim, plus interest as provided herein, over a period not exceeding 6 years from the date of assessment of such Priority Tax Claim. Payments will be made in equal annual installments of principal, plus simple interest accruing from the Effective Date at the interest rate equal to the applicable federal rate as determined in accordance with Section 1274(d) of the Internal Revenue Code. Unless otherwise agreed to by the Holder of a Priority Tax Claim and the applicable Debtor or Reorganized Debtor, the first payment on account of such Priority Tax Claim will be payable 1 year after the Effective Date or, if the Priority Tax Claim is not allowed within 1 year after the Effective Date, the first Quarterly Distribution Date after the date on which an order allowing such Priority Tax Claim becomes a Final Order; provided, however, that the Reorganized Debtors will have the right to pay any
--------  -------
Allowed Priority Tax Claim, or any remaining balance of such Priority Tax Claim, in full at any time on or after the Effective Date, without premium or penalty.

B. CLASSES OF CLAIMS

         1. PRIORITY NON-TAX CLAIMS (CLASS 1)

                  A. TREATMENT:

                           On the later of (i) the Effective Date or as soon
thereafter as reasonably practicable, (ii) the date on which a Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as reasonably practicable or (iii) such other date as may be ordered by the Bankruptcy Court, each Holder of an Allowed Priority Non-Tax Claim will receive payment in full in Cash of such Allowed Priority Non-Tax Claim.

                  B. VOTING:

                           Class 1 is Unimpaired by the Plan. Pursuant to
section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Priority Non-Tax Claim in Class 1 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

         2. SECURED CLAIMS (CLASS 2)

                  A. TREATMENT:

                           On the later of (i) the Effective Date or as soon
thereafter as reasonably practicable, (ii) the date on which a Secured Claim becomes an Allowed Secured Claim, or as soon thereafter as reasonably practicable or (iii) such other date as may be ordered by the Bankruptcy Court, each Allowed Secured Claim shall be, at the election of the applicable Debtor (A) Reinstated, (B) paid in full, in Cash, in full satisfaction, settlement, release and discharge of such Allowed Secured Claim, together with accrued post-Petition Date interest to the extent allowable under section 506 of the Bankruptcy Code, (C) satisfied by the Debtors' surrender of the collateral securing such Allowed Secured Claim, (D) offset against, and to the extent of, the Debtors' claims against the Holder of such Allowed Secured Claim or (E) otherwise rendered Unimpaired, except to the extent that the Debtors and a Holder of an Allowed Secured Claim may agree to a different treatment. Each Secured Claim shall be deemed to be in a separate sub-class of Class 2 for all purposes hereunder.


                                      24

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

                  B. VOTING:

                           Class 2 and each sub-class thereof is Unimpaired by
the Plan. Pursuant to section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Secured Claim in Class 2 and each sub-class thereof is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

         3. SENIOR SECURED NOTE CLAIMS (CLASS 3)

                  A. TREATMENT:

                           On the Effective Date or on the date that the
Allowed amount of the Senior Secured Note Claims is determined pursuant to a Final Order, whichever is later, Reorganized Solutia shall pay to the Senior Secured Notes Trustee for Distribution in accordance with the Senior Secured Notes Indenture to Holders of Allowed Senior Secured Note Claims, the Allowed amount of the Senior Secured Note Claims in Cash in full; provided, however, that if the Senior Secured Note Claims are not Allowed by Final Order on the Effective Date, Reorganized Solutia shall pay in Cash the undisputed portion of the Senior Secured Note Claims on the Effective Date for Distribution hereunder in partial or full satisfaction (as applicable) of the treatment provided herein for Allowed Senior Secured Note Claims. Any Distribution to Holders of Allowed Senior Secured Note Claims shall, however, be reduced, after transmission to the Senior Secured Notes Trustee, on account of the Senior Secured Notes Indenture Charging Lien, because, and to the extent that the fees and expenses of the Senior Secured Notes Trustee will not be paid in full by the Debtors.

                  B. VOTING:

                           Class 3 is deemed Unimpaired by the Plan; provided,
however, that if Class 3 is determined by the Bankruptcy Court to be Impaired, then it shall be entitled to vote on the Plan and such vote shall apply as to Solutia and each of the Senior Secured Notes Guarantors. Subject to the foregoing, pursuant to section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Senior Secured Note Claim in Class 3 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

         4. CONVENIENCE CLAIMS (CLASS 4)

                  A. TREATMENT:

                           On the later of (i) the Effective Date or as soon
thereafter as reasonably practicable, or (ii) such other date as may be ordered by the Bankruptcy Court, each Holder of an Allowed Convenience Claim will receive Cash equal to the amount of such Claim (as reduced if applicable, pursuant to an election by the Holder thereof).

                  B. VOTING:

                           Class 4 is Unimpaired by the Plan. Pursuant to
section 1126(f) of the Bankruptcy Code, each Holder of a Convenience Claim in Class 4 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

         5. CPFILMS CLAIMS (CLASS 5)

                  A. TREATMENT:

                           On the Effective Date, or as soon thereafter as
reasonably practicable, each Holder of an Allowed CPFilms Claim shall receive Cash in the amount of such Holder's Allowed CPFilms Claim plus simple interest at a rate of 8% per annum, which interest shall accrue from the Petition Date through the Effective Date.


                                      25

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

                  B. VOTING:

                           Class 5 is Impaired by the Plan. Pursuant to
section 1126(a) of the Bankruptcy Code, each Holder of an Allowed CPFilms Claim in Class 5 is entitled to vote to accept or reject the Plan.

         6. NRD CLAIMS (CLASS 6)

                  A. TREATMENT:

                           On the Effective Date, the NRD Claims shall be
Reinstated. After the Effective Date, the NRD Claims shall be liquidated and paid pursuant to applicable law and in the ordinary course of business. Payment of the NRD Claims will be allocated between Reorganized Solutia and Monsanto pursuant to the terms of the Monsanto Settlement Agreement, provided,
                                                                     --------
however, that such allocations are solely as between Solutia and Monsanto and
-------
nothing in the Monsanto Settlement Agreement shall impair or adversely affect the NRD Claims.

                  B. VOTING:

                           Class 6 is Unimpaired by the Plan. Pursuant to
section 1126(f) of the Bankruptcy Code, each Holder of an Allowed NRD Claim in Class 6 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

         7. INSURED CLAIMS (CLASS 7)

                  A. TREATMENT:

                           Each Holder of an Allowed Insured Claim shall be
entitled to receive the proceeds of any insurance policies available to cover such Insured Claim. In the event that insurance coverage proceeds are insufficient to completely satisfy any Allowed Claim that is partially an Insured Claim, the Holder of such Insured Claim shall be entitled to an Allowed General Unsecured Claim (or Claim in such other Class as may be applicable) in an amount equal to the difference between the Allowed amount of the relevant Claim and the amount of insurance coverage proceeds available to pay such Claim.

                  B. VOTING:

                           Class 7 is Unimpaired by the Plan. Pursuant to
section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Insured Claim in Class 7 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

         8. TORT CLAIMS (CLASS 8)

                  A. TREATMENT:

                           The Tort Claims shall be unaffected by the Chapter
11 Cases, this Plan or the Plan Documents. After the Effective Date, the Tort Claims shall be resolved pursuant to applicable law and in the ordinary course of business. Payment of the Tort Claims, in accordance with the Monsanto Tort Management, will be allocated between Reorganized Solutia and Monsanto pursuant to the terms of the Monsanto Settlement Agreement, provided, however,
                                                            --------  -------
that such allocations are solely as between Solutia and Monsanto and nothing in the Monsanto Settlement Agreement shall impair or adversely affect the Tort Claims. For the sake of clarity, pursuant to the Monsanto Settlement Agreement, Monsanto shall


                                      26

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

take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Legacy Tort Claims, including all costs related to the defense, mediation, arbitration, settlement, and any judgment with respect to the Legacy Tort Claims and Reorganized Solutia shall be financially responsible for the Solutia Tort Claims, if any.

                  B. VOTING:

                           Class 8 is Unimpaired by the Plan. Pursuant to
section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Tort Claim in Class 8 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

         9. LEGACY SITE CLAIMS (CLASS 9)

                  A. TREATMENT:

                           On the Effective Date, in accordance with the
Monsanto Settlement Agreement, Monsanto shall take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Legacy Site Claims. Reorganized Solutia shall use all reasonable efforts to enforce against Monsanto the provisions of the Monsanto Settlement Agreement and other Plan documents pertaining to the Legacy Sites. Notwithstanding any other provision of the Plan, Monsanto Settlement Agreement, Confirmation Order, or other Plan Documents, including but not limited to Article X of the Plan, any governmental unit holding Claims related to Environmental Liabilities with respect to Legacy Sites may apply to any court of competent jurisdiction for an order to require Solutia to enforce against Monsanto the provisions of the Monsanto Settlement Agreement pertaining the Legacy Site Claims subject to all applicable defenses, counterclaims, offsets and other rights of Monsanto; provided, however, that
                                                     --------  -------
Reorganized Solutia's financial situation or ability to pay shall not be a defense to any such action.

                  B. VOTING:

                           Class 9 is Unimpaired by the Plan. Pursuant to
section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Legacy Site Claim in Class 9 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

         10. EQUITY INTERESTS IN ALL DEBTORS OTHER THAN SOLUTIA (CLASS 10)

                  A. TREATMENT:

                           To preserve the Debtors' corporate structure,
Equity Interests in all Debtors other than Solutia shall, subject to the Restructuring Transactions Agreement, be Reinstated as Equity Interests in the respective Reorganized Debtors as of the Effective Date.

                  B. VOTING:

                           Class 10 is Unimpaired by the Plan. Pursuant to
section 1126(f) of the Bankruptcy Code, Holders of Equity Interests in all Debtors other than Solutia are conclusively presumed to have accepted the Plan and are not entitled to vote to accept or reject the Plan.


                                      27

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

         11. MONSANTO CLAIM (CLASS 11)

                  A. TREATMENT:

                           On the Effective Date, Monsanto shall receive $175
million in Cash from the Debtors; provided, however, that if the Cash proceeds
                                  --------  -------
received by the Debtors from the Equity Purchase are less than $175 million, then Monsanto shall receive, from the Debtors, on the Effective Date: (i) an amount of Cash equal to the aggregate amount of Cash proceeds received by the Debtors from the Equity Purchase; and (ii) a number of shares of New Common Stock equal to the difference between (A) 17% of New Common Stock and (B) the number of shares of New Common Stock issued to Holders of Equity Interests in Solutia in connection with the Equity Purchase. In addition, Monsanto shall have an Allowed Administrative Claim for all documented out of pocket Environmental Liabilities spent by Monsanto related to the Retained Sites, and to the Shared Sites in excess of $50 million during the Chapter 11 Cases.

                  B. VOTING:

                           Class 11 is Impaired by the Plan. Pursuant to
section 1126(a) of the Bankruptcy Code, the Holder of the Monsanto Claim in Class 11 is entitled to vote to accept or reject the Plan.

         12. NOTEHOLDER CLAIMS (CLASS 12)

                  A. TREATMENT:

                           On the Effective Date, and, subsequently, after
Disputed General Unsecured Claims are resolved, in accordance with Section VII.E.1 hereof, each Holder of an Allowed Noteholder Claim shall receive its Pro Rata share, inclusive of the General Unsecured Claims, of the Stock Pool. In addition, on the Effective Date, each Holder of an Allowed Noteholder Claim shall receive its Pro Rata share of 2% of the New Common Stock. Each Holder of a Noteholder Claim that is an Eligible Holder also shall be deemed entitled to participate in the Rights Offering pursuant to the terms of the Rights Offering Procedures. Any Distribution to Holders of Allowed Noteholder Claims shall, however, be reduced, after transmission to the Prepetition Indenture Trustee, on account of the Prepetition Indenture Charging Lien, because, and to the extent that the fees and expenses of the Prepetition Indenture Trustee will not be paid in full by the Debtors (as set forth in Section V.B.13 hereof), provided, however, that any such reduction by reason of the
         --------  -------
Prepetition Indenture Charging Lien shall not be reflected in determining the Pro Rata shares of the Stock Pool designated for Allowed General Unsecured Claims and Allowed Noteholder Claims.

                  B. VOTING:

                           Class 12 is Impaired by the Plan. Pursuant to
section 1126(a) of the Bankruptcy Code, Holders of Noteholder Claims in Class 12 are entitled to vote to accept or reject the Plan.

         13. GENERAL UNSECURED CLAIMS (CLASS 13)

                  A. TREATMENT:

                           On the Effective Date and, subsequently, after
Disputed General Unsecured Claims are resolved, each Holder of an Allowed General Unsecured Claim shall receive its Pro Rata share, inclusive of the Noteholder Claims, of the Stock Pool. In addition, each Holder of an Allowed General Unsecured Claim that


                                      28

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

is an Eligible Holder shall be entitled to participate in the Rights Offering pursuant to the terms of the Rights Offering Procedures. Furthermore, each Holder of a General Unsecured Claim that is an Eligible Claim Transfer Holder shall be entitled to elect the Claim Transfer Option pursuant to the terms of the Claim Transfer Procedures.

                  B. VOTING:

                           Class 13 is Impaired by the Plan. Pursuant to
section 1126(a) of the Bankruptcy Code, Holders of General Unsecured Claims in Class 13 are entitled to vote to accept or reject the Plan.

         14. RETIREE CLAIM (CLASS 14)

                  A. TREATMENT:

                           Subject to the terms of the Retiree Settlement
Agreement, on the Effective Date Reorganized Solutia shall contribute the number of shares of New Common Stock required to be contributed to a trust established for the benefit of the Retirees pursuant to and in accordance with the terms of the Retiree Settlement Agreement. In accordance with the terms of the Retiree Settlement Agreement, all Claims filed by individual Retirees on account of reductions in benefits shall be deemed to be disallowed and expunged in their entirety. Furthermore, in accordance with the Retiree Settlement Agreement and the Retiree Approval Order, the Retirees' Committee is deemed to be the Holder of the Retiree Claim.

                  B. VOTING:

                  Class 14 is Impaired by the Plan. Pursuant to section 1126(a) of the Bankruptcy Code and in accordance with the Retiree Settlement Agreement and the Retiree Approval Order, the Retirees' Committee or its duly authorized agent is entitled to vote to accept or reject the Plan.

         15. PHARMACIA CLAIMS (CLASS 15)

                  A. TREATMENT:

                           Holders of Pharmacia Claims will receive
Distributions in the form of a limited indemnity and release under the Plan on account of such Claims.

                  B. VOTING:

                           Class 15 is Impaired by the Plan. Pursuant to
section 1126(a) of the Bankruptcy Code, Holders of Pharmacia Claims in Class 15 shall be entitled to vote to accept or reject the Plan.

         16. NON-DEBTOR INTERCOMPANY CLAIMS (CLASS 16)

                  A. TREATMENT:

                           On the Effective Date or as soon thereafter as
reasonably practicable, the amount of each Allowed Non-Debtor Intercompany Claim will be reduced by 60% and the remaining 40% of each such Claim shall be Reinstated by virtue of book entries without a Distribution of Cash or other consideration on account of such Claim.


                                      29

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

                  B. VOTING:

                           Class 16 is Impaired by the Plan. Notwithstanding
the foregoing, the Holders of Non-Debtor Intercompany Claims, by virtue of their status as non-Debtor Affiliates of Solutia, are deemed to accept the Plan.

         17. DEBTOR INTERCOMPANY CLAIMS (CLASS 17)

                  A. TREATMENT:

                           On the Effective Date or as soon thereafter as
reasonably practicable, the Debtor Intercompany Claims will be (i) eliminated or waived based on accounting entries in the Debtors' books and records and other corporate activities by the Debtors in their discretion or (ii) discharged with no Distributions thereon. There will be no Distributions on account of any of the Debtor Intercompany Claims.

                  B. VOTING:

                           Class 17 is Impaired by the Plan. Holders of Debtor
Intercompany Claims shall receive no Distributions under the Plan. Notwithstanding the foregoing, the Holders of Debtor Intercompany Claims, by virtue of their status as Debtors and their authorization to file this Plan, are deemed to accept the Plan.

         18. AXIO CLAIMS (CLASS 18)

                  A. TREATMENT:

                           Holders of Axio Claims will receive no
Distributions under the Plan on account of such Claims.

                  B. VOTING:

                           Class 18 is Impaired by the Plan. Holders of Axio
Claims shall receive no Distributions under the Plan. Therefore, each Holder of an Axio Claim in Class 18 is conclusively presumed to have rejected the Plan. Pursuant to section 1126(g) of the Bankruptcy Code, Holders of Axio Claims are not entitled to vote to accept or reject the Plan.

         19. SECURITY CLAIMS (CLASS 19)

                  A. TREATMENT:

                           Holders of Security Claims will receive their Pro
Rata share of the Distributions provided to Holders of Equity Interests in Solutia in Class 20.

                  B. VOTING:

                           Class 19 is Impaired by the Plan. Pursuant to
section 1126(a) of the Bankruptcy Code, Holders of Security Claims in Class 19 shall be entitled to vote to accept or reject the Plan.

         20. EQUITY INTERESTS IN SOLUTIA (CLASS 20)


                                      30

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

                  A. TREATMENT:

                           On the Effective Date or as soon thereafter as
reasonably practicable, each Holder of common stock of Solutia will receive its Pro Rata share of: (i) 1% of New Common Stock, provided that such Holder
                                                   --------
owns at least 175 shares of common stock in Solutia, which would entitle the Holder to receive one whole share of New Common Stock; (ii) Warrants, provided
                                                                      --------
that such Holder owns at least 24 shares of common stock in Solutia, which would entitle the Holder to receive a Warrant; (iii) Equity Purchase Rights, provided that such Holder owns at least 11 shares of common stock in Solutia,
--------
which would entitle the Holder to receive an Equity Purchase Right to acquire one share of New Common Stock; and (iv) Claim Transfer Rights, provided that
                                                               --------
such Holder owns at least 107 shares of common stock in Solutia, which would entitle the Holder to receive a Claim Transfer Right. Holders of Equity Interests (other than Holders of common stock in Solutia) must convert their Equity Interests into common stock to participate in the Distributions provided hereunder. As of the Effective Date, all existing Equity Interests in Solutia will be cancelled pursuant to the Plan.

                  B. VOTING:

                           Class 20 is Impaired by the Plan. Pursuant to
section 1126(a) of the Bankruptcy Code, Holders of common stock of Solutia, whose ownership interest would entitle them to receive Distributions under this subsection of the Plan, shall be entitled to vote to accept or reject the Plan.




                                      31

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                                  ARTICLE IV

                      ACCEPTANCE OR REJECTION OF THE PLAN

A.       SPECIAL PROVISIONS GOVERNING UNIMPAIRED CLAIMS

         Except as otherwise provided in the Plan, nothing shall affect the Debtors' rights and defenses with respect to any Unimpaired Claims, including all rights with respect to legal and equitable defenses to set-offs and recoupments against such Unimpaired Claims.

B.       CLASSES ENTITLED TO VOTE

         Classes 5, 11, 12, 13, 14, 15, 19 and 20 are Impaired Classes and are entitled to vote to accept or reject the Plan. By operation of law, each Unimpaired Class of Claims is deemed to have accepted the Plan and is not entitled to vote to accept or reject the Plan. Classes 1, 2, 3, 4, 6, 7, 8, 9 and 10 are Unimpaired Classes and are deemed to have accepted the Plan. By operation of law, any Class of Claims or Equity Interests that is not entitled to receive or retain any property of the Debtors under the Plan is deemed to have rejected the Plan. Class 18 is not entitled to receive or retain any property of the Debtors, are not entitled to vote and are deemed to have rejected the Plan. Classes 16 and 17 are Impaired Classes and deemed to have accepted the Plan.

C.       CRAMDOWN

         The Debtors request Confirmation under section 1129(b) of the Bankruptcy Code with respect to any Impaired Class that does not accept the Plan pursuant to section 1126 of the Bankruptcy Code. The Debtors reserve the right, subject to the consent of Monsanto and the Creditors' Committee, which consent shall not be unreasonably withheld, to modify the Plan to the extent, if any, that Confirmation pursuant to section 1129(b) of the Bankruptcy Code requires modification.





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                                  ARTICLE V

                     MEANS FOR IMPLEMENTATION OF THE PLAN

A.       GENERAL SETTLEMENT OF CLAIMS

         As discussed in detail in Article VI of the Disclosure Statement and as otherwise provided herein, pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, and in consideration for the classification, Distributions, releases and other benefits provided under the Plan, upon the Effective Date, the provisions of the Plan shall constitute a good faith compromise and settlement of all Claims and Equity Interests and controversies resolved pursuant to the Plan. Subject to Article VII, all Distributions made to Holders of Allowed Claims in any Class are intended to be and shall be final.

B.       THE GLOBAL SETTLEMENT

         As discussed in detail in Article VIII of the Disclosure Statement, as set forth in the Confirmation Order, and as otherwise provided herein, pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, and in consideration for the Monsanto Contribution, the Pharmacia Contribution, and the agreements set forth in the Plan Support Agreement, and as a result of arm's-length negotiations with the Retirees' Committee, the Creditors' Committee, the Ad Hoc Notes Committee, the Prepetition Indenture Trustee, the Ad Hoc Trade Committee and the Equity Committee, the provisions of the Plan shall constitute a good faith compromise and settlement of all Claims and controversies between the Estates and (a) Monsanto, including the Monsanto Claim and all causes of action asserted in the Equity Committee Adversary Proceeding, (b) Pharmacia, including the Pharmacia Claims and all causes of action asserted in the Equity Committee Adversary Proceeding, (c) the Retirees including all Claims to post-employment and other benefits asserted by the Retirees, (d) the Prepetition Indenture Trustee, including the Prepetition Indenture Trustee Adversary Proceeding, (e) the Ad Hoc Notes Committee, including the Prepetition Indenture Trustee Adversary Proceeding and the Equity Committee Adversary Proceeding and (f) the Equity Committee, including the Equity Committee Adversary Proceeding; provided, however, that the
                                           --------  -------
provisions of the Plan shall not settle or resolve any claims, obligations, suits, damages, demands, debts, rights, causes of action or liabilities as between Monsanto and Pharmacia under the Separation Agreement.

         1. THE DISTRIBUTION AGREEMENT

                  The Distribution Agreement and any amendments thereto shall be deemed to be a prepetition, non-executory contract. The Distribution Agreement and any amendments thereto shall not survive the Chapter 11 Cases and, except as provided herein or in the Plan Documents, any Claims, or other liabilities or obligations of the Debtors arising thereunder or related thereto shall be (a) discharged, (b) released and not survive the Chapter 11 Cases and (c) deemed to be included in the Monsanto Claim and the Pharmacia Claims. Notwithstanding any provision to the contrary herein, this Article V shall have no effect whatsoever on the rights, defenses, obligations, or claims between Monsanto and Pharmacia arising from or existing under the Separation Agreement, and Solutia's assumption of debts, liabilities, guarantees, assurances, commitments and obligations under the Distribution Agreement shall be deemed to survive the Chapter 11 Cases solely with respect to the rights, defenses, obligations or claims as between Monsanto and Pharmacia and their respective Affiliates under the Separation Agreement, and those rights, defenses, obligations or claims shall continue to exist as if the Distribution Agreement survives the Chapter 11 Cases; notwithstanding the foregoing, but subject to any rights under the Plan, the Monsanto Settlement Agreement and the Plan Documents, neither Monsanto, Pharmacia nor any other Person or Entity shall be entitled to assert any claim or Claim against any of the Debtors or

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

Reorganized Debtors or their respective property with respect to any debts, liabilities, guarantees, assurances, commitments or obligations assumed by Solutia under the Distribution Agreement.

         2. MONSANTO SETTLEMENT AGREEMENT

                  Subject to the conditions contained therein, the Monsanto Settlement Agreement will become effective and binding on the Effective Date. As an element of the Monsanto Contribution, Monsanto shall, pursuant to the Monsanto Settlement Agreement, agree to (a) as between itself and Solutia only, fund various environmental remediation projects and perform various environmental remediation activities related to the Legacy Sites and the Shared Sites, (b) take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Legacy Tort Claims, all as more fully set forth in the Monsanto Settlement Agreement, and
(c) take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Legacy Site Claims, all as more fully set forth in the Monsanto Settlement Agreement. Subject to the terms of the Monsanto Settlement Agreement, the Monsanto Settlement Agreement and the Commercial and Operating Agreements (as modified by the Chocolate Bayou Settlement) shall constitute an integrated and unitary executory contract. The funding allocations in the Monsanto Settlement Agreement are solely as between Solutia and Monsanto and do not impair or adversely affect any claim, cause of action, or right of a government agency related to Environmental Liabilities with respect to the Retained Sites or the Shared Sites.

         3. COMMERCIAL AND OPERATING AGREEMENTS

                  On the Effective Date, the Commercial and Operating Agreements (as modified by the Chocolate Bayou settlement) shall be assumed by Reorganized Solutia.

                  On the Effective Date, the Master Operating Agreement shall be deemed to be amended so that the "initial term" described in section 5.1 thereof shall be extended from twenty years from the effective date of the Master Operating Agreement to twenty-three years from such effective date, with all other terms remaining the same.

         4. MONSANTO TORT MANAGEMENT

                  As of the Effective Date, Monsanto shall take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Legacy Tort Claims and be solely responsible, as between itself and Reorganized Solutia only, for all costs related to the defense, mediation, arbitration, judgment and settlement of the Legacy Tort Claims and shall indemnify Reorganized Solutia, pursuant to the terms of the Monsanto Settlement Agreement, with respect to such Legacy Tort Claims. In addition, since the Petition Date, Monsanto has paid all costs arising in connection with the Legacy Tort Claims.

         5. MONSANTO'S SETTLEMENT OF ADVERSARY PROCEEDINGS, CONTESTED MATTERS, DISPUTES AND MONSANTO CLAIMS

                  Subject to the terms of the Plan, the Monsanto Settlement Agreement and the Plan Documents, Monsanto and Solutia agree to (a) resolve all matters related to the Distribution Agreement, (b) withdraw the Settled Adversary Proceedings with prejudice, and resolve all claims asserted therein (where applicable, with the consent of Pharmacia and the Retirees' Committee), and (c) settle the Monsanto Claim.

         6. MONSANTO'S PROFESSIONALS

                  Reorganized Solutia shall pay the reasonable fees and reimburse the reasonable expenses of Monsanto's Professionals, for work substantially related to the Chapter 11 Cases, in an amount equal to the lesser of (a) Monsanto's actual out of pocket costs with respect to such reasonable fees and expenses and (b) the aggregate fees of the Creditors' Committee's professionals, as approved by the Bankruptcy Court. Monsanto shall not be required to file any fee application or other request with the Bankruptcy Court in connection with the payment of such fees and expenses; provided, however, that if any dispute between Solutia and Monsanto or the
--------  -------
Creditors' Committee and Monsanto regarding Monsanto's professional fees cannot be resolved in a reasonable period of time, then the Bankruptcy Court shall determine the amount of reasonable fees to be paid to Monsanto.

         7. MONSANTO ADMINISTRATIVE CLAIM

                  Monsanto shall have an Allowed Administrative Claim for all documented out of pocket Environmental Liabilities spent by Monsanto related to the Retained Sites and to the Shared Sites in excess of $50 million during the Chapter 11 Cases.

         8. PHARMACIA CONTRIBUTION

                  Pursuant to the Confirmation Order, and except for the limited indemnities in favor of Pharmacia expressly set forth in the Monsanto Settlement Agreement, Pharmacia shall be deemed to have released and shall release, the Debtors and the Reorganized Debtors from any and all claims, Claims and obligations of the Debtors and the Reorganized Debtors under the Distribution Agreement, including the Legacy Claims and related indemnity obligations arising under the Distribution Agreement or otherwise, and any other Claims or liabilities it holds, has held or may, in the future, hold against the Debtors and the Reorganized Debtors, related to the Distribution Agreement and the Legacy Claims. Pharmacia's release herein shall have no effect whatsoever on the rights, defenses, obligations or claims between Monsanto and Pharmacia arising from or existing under the Separation Agreement. In addition, Pharmacia agrees to waive the Pharmacia Claims in their entirety with prejudice and such Pharmacia Claims shall be expunged with prejudice, and Solutia's assumption of debts, liabilities, guarantees, assurances, commitments and obligations under the Distribution Agreement shall be deemed to survive the Chapter 11 Cases solely with respect to the rights, defenses, obligations or claims as between Monsanto and Pharmacia and their respective Affiliates under the Separation Agreement, and those rights, defenses, obligations or claims shall continue to exist as if the Distribution Agreement survives the Chapter 11 Cases; notwithstanding the foregoing, but subject to any rights under the Plan, the Monsanto Settlement Agreement and the Plan Documents, neither Monsanto, Pharmacia nor any other Person or Entity shall be entitled to assert any claim or Claim against any of the Debtors or Reorganized Debtors or their respective property with respect to any debts, liabilities, guarantees, assurances, commitments or obligations assumed by Solutia under the Distribution Agreement.

         9. SETTLEMENT WITH RETIREES

                  The terms of the settlement regarding modifications to post employment and other benefits provided to Retirees are set forth in the Retiree Settlement Agreement, attached as Exhibit B hereto.

         10. SETTLED ADVERSARY PROCEEDINGS

                  On the Effective Date, by agreement among the various parties to the Settled Adversary Proceedings, all of the Settled Adversary Proceedings shall be deemed dismissed or withdrawn with prejudice.

         11. SETTLEMENT OF THE PREPETITION TRUSTEE ADVERSARY PROCEEDING

                  On the Effective Date, by agreement among the various parties to the Prepetition Trustee Adversary Proceeding as reflected in the Plan Support Agreement, the Prepetition Trustee Adversary Proceeding shall be deemed dismissed or withdrawn with prejudice and the Prepetition Indenture Trustee and the Ad Hoc Notes Committee shall be deemed to have waived and released any and all adversary proceedings, suits, claims, objections or causes of action, including any appeals related thereto, against Solutia, Reorganized Solutia, Monsanto and Pharmacia.

         12. SETTLEMENT OF THE EQUITY COMMITTEE ADVERSARY PROCEEDING

                  On the Effective Date, by agreement among the various parties to the Equity Committee Adversary Proceeding as reflected in the Plan Support Agreement, the Equity Committee Adversary Proceeding shall be deemed dismissed or withdrawn with prejudice and the Equity Committee shall be deemed to have waived and released any and all adversary proceedings, suits, claims, objections or causes of action, including any appeals related thereto, against Solutia, Reorganized Solutia, Monsanto and Pharmacia.

         13. PAYMENT OF PROFESSIONAL FEES

                  Notwithstanding the requirements of Sections III.A.1.d, V.B.6 and V.B.7 hereof, which shall not apply to payments made under this Section, on the Effective Date, Reorganized Solutia shall pay, as Allowed Administrative Expense Claims, upon the presentation of invoices to the Debtors and the Creditors' Committee by no later than five (5) days after the Confirmation Date, the reasonable fees and expenses incurred on or prior to August 14, 2007 by (a) the professionals who provided services to the Prepetition Indenture Trustee and to the Ad Hoc Notes Committee, in an amount up to $8 million in the aggregate, to be allocated between such professionals as directed by the Ad Hoc Notes Committee, (b) Brown Rudnick Berlack Israels LLP, counsel to the Ad Hoc Trade Committee, in an amount up to $2 million and
(c) Haynes and Boone, LLP, counsel to Highland Capital Management, LP. Such professionals shall not be required to file any fee applications or other requests with the Bankruptcy Court for the payment of such fees; provided,
                                                                 --------
however, that if any objection is raised by either the Debtors or the
-------
Creditors' Committee (the only parties entitled to object) as to whether the amount to be paid by the Estates on account of the fees and/or expenses is reasonable in light of the services rendered that cannot be resolved within twenty (20) days of service of the invoices, then the party objecting to the payment of such fees and/or expenses shall file and serve upon the relevant professional firm(s), within twenty (20) days of service of the invoices, an objection with the Bankruptcy Court requesting that the Bankruptcy Court determine whether the amount to be paid by the Estates on account of the fees and/or expenses is reasonable in light of the services rendered; provided,
                                                                 --------
further, however, that no fees shall be paid until the later of (i) the twenty
-------  -------
(20) day period having lapsed with no objections having been filed with respect to such fees and/or expenses and (ii) a Final Order resolving any such objection filed with respect to such fees and/or expenses having been entered by the Bankruptcy Court.

                  Notwithstanding the forgoing, nothing herein modifies or limits the Prepetition Indenture Charging Lien. To the extent that professional fees and expenses are paid by the Debtors under the Plan on account of the fees and expenses of the Prepetition Indenture Trustee, including but not limited to the fees and expenses of the professionals engaged by or on behalf of the Prepetition Indenture Trustee under the Prepetition Indenture, then such amount paid shall reduce any amount due under or subject to the Prepetition Indenture Charging Lien. To the extent that the professional fees and expenses allocated to be paid by the Debtors under the Plan on account of the fees and expenses of the Prepetition Indenture Trustee, including but not limited to the fees and expenses of the professionals engaged by or on behalf of the Prepetition Indenture Trustee under the Prepetition Indenture, are subject to an objection as authorized in the preceding paragraph, then the Prepetition Indenture Trustee may withhold such amounts from

Distributions to Holders of Noteholder Claims until such time as the objection is resolved, thereby insuring that the Prepetition Indenture Charging Lien claim is paid in full; provided, however, that any such reduction by reason of
                       --------  -------
the Prepetition Indenture Charging Lien shall not be reflected in determining the Pro Rata shares of the Stock Pool designated for Allowed General Unsecured Claims and Allowed Noteholder Claims.

                  As soon as reasonably practicable after the Effective Date, and subject to the terms of this paragraph, Reorganized Solutia shall pay, as Allowed Administrative Expense Claims upon the presentation of invoices to Reorganized Solutia, Monsanto, the Creditors' Committee, the Retirees' Committee, the Ad Hoc Notes Committee, the Ad Hoc Trade Committee, the Equity Committee, the Prepetition Indenture Trustee and the Bankruptcy Court: (a) the reasonable hourly and monthly fees and documented out of pocket expenses incurred by the following professionals during the period from August 15, 2007 through the Effective Date: Hennigan, Bennett & Dorman LLP, counsel to the Ad Hoc Notes Committee; The Blackstone Group, financial advisor to the Ad Hoc Notes Committee; Reed Smith LLP, counsel to the Prepetition Indenture Trustee; Haynes and Boone LLP, counsel to Highland Capital Management; and Brown Rudnick Berlack Israels LLP, counsel to the Ad Hoc Trade Committee; and (b) the documented out of pocket expenses incurred by the Prepetition Indenture Trustee during the period from August 15, 2007 through the Effective Date. The foregoing professionals shall not be required to file any fee applications or other requests with the Bankruptcy Court in connection with the payment of such fees and expenses; provided, however, that if any dispute between any of
                        --------  -------
Reorganized Solutia, Monsanto, the Creditors' Committee, the Retirees' Committee, the Ad Hoc Notes Committee, the Ad Hoc Trade Committee, the Equity Committee and the Prepetition Indenture Trustee and any of the foregoing professionals regarding such professional fees cannot be resolved within twenty (20) days of service of the statements, then the party objecting to the payment of such fees and/or expenses shall, within twenty (20) days of service of the statements, file an objection with the Bankruptcy Court requesting that the Bankruptcy Court determine the reasonable amount of fees to be paid to such professional. No fees shall be paid until the later of (i) the twenty
(20) day period having lapsed with no objections having been filed with respect to such fees and/or expenses and (ii) a Final Order resolving any objection filed with respect to such fees and/or expenses having been entered by the Bankruptcy Court. Any such objection will be heard at the hearing before the Bankruptcy Court to consider the final fee applications of the Professionals.

         14. SOLUTIA'S ASSUMPTION OF CERTAIN ENVIRONMENTAL LIABILITIES

                  Any Claim, cause of action, or right of a governmental agency related to Environmental Liabilities with respect to the Shared Sites and the Retained Sites, other than Claims relating to United States v. Mallinckrodt Inc. et al, Civil Action No. 4:02CV1488-ERW, (E.D. Mo.) (Eastern Division), which shall constitute and be treated as a General Unsecured Claim for all purposes and be in Class 13, shall be reinstated and unaffected by the Chapter 11 Cases and shall be liquidated or adjudicated pursuant to applicable law and in the ordinary course of business. Reorganized Solutia shall be receiving a discharge from the Claims held by governmental agencies related to Environmental Liabilities Costs with respect to the Legacy Sites. As stated above and described in the Monsanto Settlement Agreement, Monsanto, as between itself and Reorganized Solutia only, shall be financially responsible for Environmental Liability Costs with respect to the Legacy Sites. Pursuant to the Monsanto Settlement Agreement, Reorganized Solutia shall be financially responsible, as between itself and Monsanto only, for Environmental Liability Costs with respect to the Retained Sites and Reorganized Solutia and Monsanto shall, subject to a sharing mechanism set forth in the Monsanto Settlement Agreement, be financially responsible, as between themselves, for Environmental Liability Costs with respect to the Shared Sites. Nothing in the Monsanto Settlement Agreement's provisions for the Retained Sites or Shared Sites shall impair or adversely affect any claim, cause of action, or right of a governmental agency related to Environmental Liabilities with respect to the Retained Sites or the Shared Sites.

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

C. RESTRUCTURING TRANSACTIONS

         On the Effective Date, and pursuant to the Restructuring Transactions Agreement, the applicable Debtors or Reorganized Debtors shall enter into the Restructuring Transactions and shall take any actions as may be necessary or appropriate to effect a corporate restructuring of their respective businesses or a corporate restructuring of the overall corporate structure of the Reorganized Debtors, as and to the extent provided therein. The Restructuring Transactions may include one or more mergers, consolidations, restructurings, conversions, dissolutions, transfers or liquidations as may be determined by the Debtors or the Reorganized Debtors, with the consent of Monsanto and the Creditors' Committee, which consent shall not be unreasonably withheld, to be necessary or appropriate, in each case as and to the extent provided in the Restructuring Transactions Agreement. The actions to effect the Restructuring Transactions may include, in each case as and to the extent provided in the Restructuring Transactions Agreement: (1) the execution and delivery of appropriate agreements or other documents of merger, consolidation, restructuring, conversion, disposition, transfer, dissolution or liquidation containing terms that are consistent with the terms of the Plan and that satisfy the applicable requirements of applicable law and any other terms to which the applicable Entities may agree; (2) the execution and delivery of appropriate instruments of transfer, assignment, assumption or delegation of any asset, property, right, liability, debt or obligation on terms consistent with the terms of the Plan and having other terms for which the applicable parties agree; (3) the filing of appropriate certificates or articles of incorporation, reincorporation, merger, consolidation, conversion or dissolution pursuant to applicable state law; and (4) all other actions that the applicable Entities determine to be necessary or appropriate, including making filings or recordings that may be required by applicable law in connection with the Restructuring Transactions.

D. CONTINUED CORPORATE EXISTENCE AND VESTING OF ASSETS IN THE REORGANIZED
   DEBTORS

         Except as otherwise provided herein, or in the Restructuring Transactions Agreement, each Debtor will, as a Reorganized Debtor, continue to exist after the Effective Date as a separate corporate entity, with all the powers of a corporation under applicable law and without prejudice to any right to alter or terminate such existence (whether by merger, dissolution or otherwise) under applicable state law. Except as otherwise provided herein, as of the Effective Date, all property of the respective Estates of the Debtors, and any property acquired by a Debtor or Reorganized Debtor under the Plan, will vest in the applicable Reorganized Debtor, free and clear of all Claims, Liens, charges, other encumbrances and Equity Interests, except for obligations assumed or created under the Plan or the Plan Documents. On and after the Effective Date, each Reorganized Debtor may operate its businesses and may use, acquire and dispose of property and compromise or settle any claims without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than those restrictions expressly imposed by the Plan or the Confirmation Order. Without limiting the foregoing, each Reorganized Debtor may pay the charges that it incurs after the Effective Date for Professionals' fees, disbursements, expenses or related support services (including reasonable fees relating to the preparation of Professional fee applications) without application to the Bankruptcy Court.

E. EXECUTION OF PLAN DOCUMENTS

         On the Effective Date, the Reorganized Debtors and the other parties thereto shall execute and deliver the Plan Documents, as applicable.

F. CORPORATE GOVERNANCE, DIRECTORS AND OFFICERS AND CORPORATE ACTION OF THE REORGANIZED DEBTORS

         1. NEW CERTIFICATES OF INCORPORATION AND NEW BY-LAWS

                  On or immediately prior to the Effective Date, the Reorganized Debtors will file their respective New Certificates of Incorporation with the applicable Secretaries of State and/or other applicable authorities in their respective states of incorporation in accordance with the corporate laws of the respective states of incorporation. After the Effective Date, the Reorganized Debtors may amend and restate their respective New Certificates of Incorporation and New By-laws and other constituent documents as permitted by the laws of their respective states of incorporation and their respective New Certificates of Incorporation and New By-laws.

         2. DIRECTORS AND OFFICERS OF THE REORGANIZED DEBTORS

                  As of the Effective Date, the initial board of directors and the officers of each of the Reorganized Debtors shall be appointed in accordance with the respective New Certificates of Incorporation and New By-laws. The initial Board of Directors of Reorganized Solutia shall consist of nine (9) members. One member shall be the Chief Executive Officer of Reorganized Solutia, Jeffry N. Quinn. One member shall be designated by each of the following: Monsanto; the Creditors' Committee; and the Ad Hoc Notes Committee. One member shall be designated by Solutia from among the members of the current Solutia Board. With respect to the remaining four members of the initial Board of Directors of Reorganized Solutia, Solutia will work with SSI (U.S.), Inc. d/b/a Spencer Stuart, a nationally recognized executive search firm that will assist in the selection of these members. These members will be selected by a majority vote of a five-member committee, subject to Monsanto's consent, which shall not be unreasonably withheld, that consists of the following: one representative of Solutia; one representative of the Creditors' Committee; one representative of the Ad Hoc Trade Committee; and two representatives of the Ad Hoc Notes Committee. In addition, for so long as Monsanto continues to hold at least 5% of New Common Stock, Monsanto shall have the right to nominate a candidate to be included on the slate of directors to be submitted to shareholders for election to subsequent Boards of Directors of Reorganized Solutia pursuant to the terms of the New Certificates of Incorporation, New By-laws and other constituent documents of Reorganized Solutia.

                  All members of the Reorganized Solutia Board of Directors (other than the Chief Executive Officer) shall satisfy the independence standards that are applicable for purposes of the securities exchange or quotation system on which the shares of Reorganized Solutia will be listed. Pursuant to section 1129(a)(5) of the Bankruptcy Code, the Debtors will disclose in the Plan Supplement the identity and affiliations of any Person proposed to serve on the initial board of directors or be an officer of each of the Reorganized Debtors. To the extent any such director or officer of Reorganized Solutia is an "insider" under the Bankruptcy Code, the nature and amount of any compensation to be paid to such director or officer will also be disclosed. Each such director and officer shall serve from and after the Effective Date pursuant to the terms of the New Certificates of Incorporation, New By-laws and other constituent documents of the Reorganized Debtors.

         3. CORPORATE ACTION

                  As of the Effective Date, the adoption and filing of the New Certificates of Incorporation, the approval of the New By-laws, the resignation of all directors of the Debtors, the appointment of directors and officers for Reorganized Debtors, and all actions contemplated hereby shall be deemed to be authorized and approved in all respects (subject to the provisions herein), without the need for any further corporate, shareholder, director or other action. All matters provided for herein involving the corporate structure of Reorganized Debtors, and any corporate action required by the Debtors or Reorganized Debtors in connection with the Plan, shall be deemed to have occurred and shall be in effect, pursuant to applicable law, without any requirement of further action by the security holders or directors of the Debtors or Reorganized Debtors. On the Effective Date, the appropriate officers of the Reorganized Debtors and members of the board of directors of the Reorganized Debtors are authorized and directed to issue, execute and deliver the agreements, documents, securities and instruments contemplated by the Plan in the name of and on behalf of Reorganized Debtors, if no such other date is specified in such other documents, and will be authorized and approved in all respects and for all purposes without any requirement of further action by stockholders or directors of any of the Debtors or Reorganized Debtors.

         4. THE NEW COMMON STOCK

                  The New Common Stock shall represent all of the equity interests in Reorganized Solutia as of the Effective Date, subject to dilution in connection with the Incentive Plan. Reorganized Solutia will cause the New Common Stock to be listed on the NYSE on or as soon as practicable after the Effective Date; provided, however, that in the event the New Common Stock is
                --------  -------
not listed on the NYSE, Reorganized Solutia shall list the New Common Stock on another National Securities Exchange or inter-dealer quotation system. All Persons receiving Distributions of New Common Stock or rights to purchase New Common Stock in whatever form shall take any and all reasonable actions necessary, as requested by the Debtors, to enable Reorganized Solutia to comply with the listing requirements for the NYSE or any other applicable securities exchange or quotation system.

G. EXIT FINANCING FACILITY, OBTAINING CASH FOR DISTRIBUTIONS AND TRANSFERS OF FUNDS AMONG THE DEBTORS

         On the Effective Date, the Reorganized Debtors are authorized to execute and deliver those documents necessary or appropriate to obtain the Exit Financing Facility, subject to the reasonable consent of Monsanto and the Creditors' Committee. All Cash necessary for the Reorganized Debtors to make payments required pursuant to the Plan will be obtained from the Reorganized Debtors' Cash balances or the Exit Financing Facility. Cash payments to be made pursuant to the Plan will be made by the Reorganized Debtors; provided,
                                                                   --------
however, that the Debtors and the Reorganized Debtors will be entitled to
-------
transfer funds between and among themselves as they determine to be necessary or appropriate to enable the Reorganized Debtors to satisfy their obligations under the Plan. Except as set forth herein, any changes in intercompany account balances resulting from such transfers will be accounted for and settled in accordance with the Debtors' historical intercompany account settlement practices and will not violate the terms of the Plan.

H. THE RIGHTS OFFERING

         1. USE OF RIGHTS OFFERING PROCEEDS

                  The proceeds of the Rights Offering will be used to provide
(a) $175 million in Cash funding for the Retiree Trust (as defined in the Retiree Settlement Agreement) and (b) $75 million in funding to Funding Co.

         2. RIGHTS OFFERING PROCEDURES

                  Eligible Holders will be entitled to subscribe for and to acquire 85% of the Rights being offered pursuant to the Rights Offering plus any of the Rights in the Backstop Pool not acquired by the members of the Backstop Investors, subject to the Backstop Commitment Agreement and in accordance with the terms of the Rights Offering Procedures.

         3. RIGHTS OFFERING BACKSTOP

                  The Backstop Investors has agreed to backstop the Rights Offering in accordance with the terms of the Backstop Commitment Agreement in exchange for a $6.25 million backstop fee and the right to subscribe for and to acquire up to 100% of the Backstop Pool, in accordance with the terms of the Rights Offering Procedures and the Backstop Commitment Agreement.

I. FUNDING CO

         In accordance with the terms of the Monsanto Settlement Agreement, on the Effective Date, Reorganized Solutia will establish Funding Co with $75 million in proceeds from the Rights Offering remaining after funding the Retiree Trust (as defined in the Retiree Settlement Agreement). In accordance with the terms of the Monsanto Settlement Agreement, $50 million of these funds will be used to pay for Environmental Liabilities related to the Shared Sites and $25 million will remain in an unallocated account to be used to offset Reorganized Solutia's legacy environmental, OPEB liabilities and other legacy liabilities.

J. INCENTIVE PLAN

         As of the Effective Date, the Incentive Plan shall be adopted and deemed adopted by Reorganized Solutia. The terms of the Incentive Plan will be contained in the Plan Supplement.

K. RELEASE OF LIENS AND GUARANTEE CLAIMS

         Except as otherwise provided herein or in any contract, instrument, release or other agreement or document entered into or delivered in connection with the Plan, on the Effective Date and concurrently with the applicable Distributions made to Holders of Allowed DIP Claims, Secured Clams and Senior Secured Note Claims pursuant to Article III hereof, all Liens, other security interests or Claims on account of guarantees of such indebtedness against the property of any Estate related to such Claims (except for Claims that are Reinstated) will be fully released and discharged, and all of the right, title and interest of any holder of such Liens, other security interests or Claims on account of guarantees of such indebtedness, including any rights to any collateral thereunder, will revert to the applicable Reorganized Debtor and its successors and assigns; provided, however, that nothing herein shall
                            --------  -------
release the charging Lien of the Senior Secured Notes Trustee against Distributions to be made hereunder to Holders of Senior Secured Note Claims.

         As a condition to the receipt of Distributions hereunder, Holders of Allowed DIP Claims, Secured Claims and Senior Secured Note Claims shall be required to deliver all documents necessary to effectuate the release of the Liens securing such Claims. Pursuant to Article 9 of the Uniform Commercial Code, all Holders of Allowed DIP Claims, Secured Clams and Senior Secured Note Claims are deemed to have appointed the Debtors as their respective agents with authority to make the relevant filings required by the Uniform Commercial Code or other filings necessary to cause the release of such Liens and security interests of record.

L. CANCELLATION OF EXISTING SECURITIES AND AGREEMENTS

         Unless otherwise agreed to by the Debtors, on the Effective Date, except to the extent otherwise provided herein, all notes, instruments, certificates and other documents evidencing (1) the DIP Claims, (2) the Secured Claims, (3) the Senior Secured Note Claims, (4) the Noteholder Claims, as permitted by section 1123(a)(5)(F) of the Bankruptcy Code, and (5) Equity Interests in Solutia and those Debtors whose stock is to be canceled pursuant to the Restructuring Transactions, other than a Claim that is Reinstated, shall be cancelled and the obligations of the Debtors or the Reorganized Debtors in any way related thereto (except for obligations provided for under this Plan) shall be discharged; provided, however, that any such agreement
                                --------  -------
that governs the rights of the Holder of a Noteholder Claim will continue in effect solely for purposes of (a) allowing the Prepetition Indenture Trustee, pursuant and


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subject to the Prepetition Indenture, to make the Distributions to be made on account of such Noteholder Claims under the Plan; (b) permitting the Prepetition Indenture Trustee to maintain and enforce its Prepetition Indenture Charging Lien against property distributed on account of Noteholder Claims pursuant to the Plan or any property other than the Reorganized Debtors' property for fees, costs, and expenses under such Prepetition Indenture or any other agreement, and (c) governing the rights and obligations of non-Reorganized Debtor parties to such agreements, vis-a-vis each other; provided, further, however, that the Senior Secured Notes and the Senior
--------  -------  -------
Secured Indenture shall continue in effect solely for the purposes of (x) allowing the Holders of the Senior Secured Notes to receive their Distributions hereunder, (y) allowing the Senior Secured Notes Trustee to make the Distributions, if any, to be made on account of the Senior Secured Notes and (z) permitting the Senior Secured Notes Trustee to assert its charging Lien against such Distributions for payment of the Senior Secured Notes Trustee's fees and expenses. Upon completion of all such Distributions under this Plan and actions set forth pursuant to this Section IV.L, the 2027 Notes and the 2037 Notes, the Prepetition Indenture, the Senior Secured Notes and the Senior Secured Notes Indenture shall terminate completely.

M. LIMITATIONS ON TRANSFERS OF EQUITY INTERESTS IN SOLUTIA DURING THE CHAPTER 11 CASES

         Nothing contained herein shall alter the terms of, or requirement that Holders of Equity Interests in Solutia comply with, that certain Order Pursuant to Sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code (A) Limiting Certain Transfers of Equity Interests in Solutia Inc. and (B) Approving Related Notice Procedures, dated February 21, 2006.

N. EFFECTUATING DOCUMENTS

         The Chief Executive Officer, President, Chief Financial Officer, General Counsel, Senior Vice Presidents or any Vice Presidents of each Debtor or Reorganized Debtor will be authorized to execute, deliver, file or record such contracts, instruments, releases and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and implement the provisions of the Plan. The Secretary or any Assistant Secretary of each Debtor or Reorganized Debtor will be authorized to certify or attest to any of the foregoing actions.

O. EMPLOYMENT AND OTHER BENEFITS PROGRAMS

         All employment, retirement, indemnification and other agreements, or arrangements in place as of the Effective Date with the Debtors' directors, officers and employees who will continue in such capacities (or similar capacities) after the Effective Date, or retirement income plans, welfare benefit plans and other plans for such persons, shall remain in place after the Effective Date, and the Reorganized Debtors will continue to honor such agreements, programs, and plans as modified or amended during the Chapter 11 Cases; provided, however, that the Directors' and Officers Indemnity Claims
       --------  -------
shall be waived and the Reorganized Debtors shall have no obligations with respect thereto, as of the Effective Date. On the Effective Date, Solutia will be authorized to elect to exercise its existing options to purchase tail coverage in connection with its (a) directors and officers liability and (b) fiduciary liability insurance policies. Notwithstanding any provision of this Plan to the contrary, the Debtors and Reorganized Solutia will indemnify the current and former officers and members of Solutia's board of directors against any liabilities arising out of or related to the offering or registration of New Common Stock hereunder.

         After the Effective Date, the Reorganized Debtors shall each have the authority, consistent with the applicable agreements, to terminate, amend or enter into employment, retirement, indemnification and other agreements with their respective active directors, officers and employees and to terminate, amend or implement retirement income plans, welfare benefit plans and other plans for active employees.


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         As of the Effective Date, the Retiree Benefits shall be modified in accordance with the Retiree Settlement Agreement.






                                      43

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                                  ARTICLE VI

                       TREATMENT OF EXECUTORY CONTRACTS
                             AND UNEXPIRED LEASES

A. ASSUMPTION AND REJECTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

         On the Effective Date, except as otherwise provided herein, all Executory Contracts or Unexpired Leases, not previously assumed or rejected pursuant to an order of the Bankruptcy Court, will be deemed rejected, in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code, other than those Executory Contracts or Unexpired Leases that are (1) to be assumed pursuant to the terms of this Article VI or Section V.B.3 hereof, (2) listed on Exhibit G, (3) the subject of a motion to assume Executory Contracts or Unexpired Leases that is pending on the Effective Date or (4) subject to a motion to reject an Executory Contract or Unexpired Lease pursuant to which the requested effective date of such rejection is after the Effective Date. Entry of the Confirmation Order by the Bankruptcy Court shall constitute approval of such rejections and the assumption of the Executory Contracts or Unexpired Leases listed on Exhibit G hereto pursuant to sections 365(a) and 1123 of the Bankruptcy Code. Any motions to assume Executory Contracts or Unexpired Leases pending on the Effective Date shall be subject to approval by the Bankruptcy Court on or after the Effective Date by a Final Order. Each Executory Contract and Unexpired Lease assumed pursuant to this
Section VI.A or by any order of the Bankruptcy Court, which has not been assigned to a third party prior to the Effective Date, shall revest in and be fully enforceable by the Reorganized Debtors in accordance with its terms, except as such terms are modified by the provisions of the Plan or any order of the Bankruptcy Court authorizing and providing for its assumption under applicable federal law.

B. CLAIMS BASED ON REJECTION OF EXECUTORY CONTRACTS OR UNEXPIRED LEASES

         All proofs of Claim with respect to Claims arising from the rejection of Executory Contracts or Unexpired Leases, pursuant to the Plan or the Confirmation Order, if any, must be filed with the Bankruptcy Court within thirty days after the date of entry of an order of the Bankruptcy Court (including the Confirmation Order) approving such rejection. Any Claims arising from the rejection of an Executory Contract or Unexpired Lease not filed with the Bankruptcy Court within such time will be forever barred from assertion against the Debtors or the Reorganized Debtors, their Estates, Monsanto, Pharmacia or their property.

C. CURE OF DEFAULTS FOR EXECUTORY CONTRACTS AND UNEXPIRED LEASES ASSUMED

         Any monetary defaults under each Executory Contract and Unexpired Lease to be assumed pursuant to the Plan shall be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, by payment of the default amount in Cash on the Effective Date or on such other terms as the parties to such Executory Contracts or Unexpired Leases may otherwise agree. In the event of a dispute regarding (1) the amount of any payments to cure such a default, (2) the ability of the Reorganized Debtors or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed or (3) any other matter pertaining to assumption, the cure payments required by section 365(b)(1) of the Bankruptcy Code shall be made following the entry of a Final Order or orders resolving the dispute and approving the assumption. At least 20 days prior to the Confirmation Hearing, the Debtors shall provide for notices of proposed assumption and proposed cure amounts to be sent to applicable third parties and for procedures for objecting thereto and resolution of disputes by the Bankruptcy Court. Any objection by a counterparty to an Executory Contract or Unexpired Lease to a proposed assumption or related cure amount must be


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

filed, served and actually received by the Debtors at least 10 days prior to the Confirmation Hearing. Any counterparty to an Executory Contract and Unexpired Lease that fails to object timely to the proposed assumption or cure amount will be deemed to have assented to such matters.

D. INSURANCE POLICIES

         All of the Debtors' insurance policies and any agreements, documents or instruments relating thereto, are treated as Executory Contracts under the Plan. On the Effective Date, the Debtors shall be deemed to have assumed all insurance policies and any agreements, documents and instruments relating to coverage of all Insured Claims. Notwithstanding the foregoing, Distributions under the Plan to any Holder of an Allowed Insured Claim shall be in accordance with the treatment provided under Article III of the Plan. Notwithstanding any other provision contained herein, the Plan shall not affect the rights, if any, to insurance coverage for breaches of fiduciary duties related to the SIP Plan.

         1. ACE SETTLEMENT

                  Notwithstanding anything to the contrary in the Plan or the Confirmation Order: (a) on the Effective Date, the Debtors and the Reorganized Debtors shall assume the ACE Insurance Program; and within 15 days of the Effective Date, the Debtors and the Reorganized Debtors shall pay the cure costs related to such assumption, as set forth in the ACE Settlement Agreement; (b) subject to entry of an order by the Bankruptcy Court approving the ACE Settlement Agreement, (i) the ACE Insurance Program will survive and shall not be amended, modified, waived or impaired in any respect by the Plan, the Confirmation Order, the Monsanto Settlement Agreement or otherwise without the prior written agreement of the ACE Companies; (ii) the claims of the ACE Companies arising under the ACE Insurance Program shall be Allowed Administrative Expense Claims, which are payable in the ordinary course of business, and shall not be discharged or released by the Plan or the Confirmation Order; (iii) the ACE Companies shall not be required to file or serve a request for payment of any Administrative Expense Claim and shall not be subject to the Administrative Expense Claim Bar Date; and (iv) to the extent of any inconsistency between the ACE Settlement Agreement and the Plan, the Disclosure Statement, the Confirmation Order or any other document, agreement or order, the terms of the ACE Settlement Agreement will control; and (c) nothing in the Plan or the Confirmation Order shall be construed as, or is, a determination as to coverage under the ACE Insurance Program.

E. ANNISTON SETTLEMENT

         Reorganized Solutia shall assume its obligations under the Anniston Global Settlement Agreement, the Anniston Side Letter and all related agreements, and shall continue to pay the $5 million annual installments of the settlement amount, as set forth in the Anniston Side Letter, together with all education fund and related obligations; provided, however, if Solutia's
                                            --------  -------
obligations set forth in this sentence are in any way inconsistent with the Monsanto Settlement Agreement, the Monsanto Settlement Agreement shall control. To the extent provided in the Monsanto Settlement Agreement, Reorganized Solutia shall indemnify Monsanto and its Affiliates, and Pharmacia and its Affiliates against any Reorganized Solutia default in performing its obligations under the Anniston Global Settlement Agreement and the Anniston Side Letter.

F. ASSUMPTION OF PENSION OBLIGATIONS

         Pursuant to the Plan, the Debtors shall assume and continue the Pension Plan in accordance with its terms, satisfy the minimum funding standards pursuant to 26 U.S.C. Section 412 and 29 U.S.C. Section 1082, and administer the Pension Plan in accordance with its terms and the provisions of ERISA. Furthermore, nothing in the Plan shall be construed as discharging, releasing or relieving the Debtors or the Debtors'


                                      45

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

successors, including the Reorganized Debtors, or any party, in any capacity, from any liability imposed under any law or regulatory provision with respect to the Pension Plan or the PBGC. The PBGC and the Pension Plan shall not be enjoined or precluded from seeking to enforce such liability as a result of any provision of the Plan or the Confirmation Order. Notwithstanding any provision of the Plan to the contrary, the Pension Plan shall be assumed and administered in accordance with ERISA and the Internal Revenue Code.

G. CONTRACTS AND LEASES ENTERED INTO AFTER THE PETITION DATE

         Contracts and leases entered into after the Petition Date by any Debtor, including any Executory Contracts and Unexpired Leases assumed by such Debtor, will be performed by the Debtor or Reorganized Debtor liable thereunder in the ordinary course of its business. Accordingly, such contracts and leases (including any assumed Executory Contracts and Unexpired Leases) will survive and remain unaffected by entry of the Confirmation Order.





                                      46

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                                 ARTICLE VII

                      PROVISIONS GOVERNING DISTRIBUTIONS

A. ALLOWED NOTEHOLDER CLAIMS

         The Noteholder Claims shall be deemed Allowed in the aggregate amount of $455.4 million, allocated as follows: (a) $303.7 million on account of the 2027 Notes; and (b) $151.7 million on account of the 2037 Notes.

B. DISTRIBUTIONS FOR CLAIMS ALLOWED AS OF THE EFFECTIVE DATE

         Except as otherwise provided herein or as may be ordered by the Bankruptcy Court, Distributions to be made on account of Claims that are Allowed as of the Effective Date shall be made on the Effective Date, or as soon as reasonably practicable thereafter. Unless otherwise specifically provided for or contemplated in the Plan or Confirmation Order, or required by applicable bankruptcy law, postpetition interest shall not accrue or be paid on any Claims and no Holder of a Claim shall be entitled to interest accruing on or after the Petition Date. For tax purposes, Distributions received in respect of Allowed Claims shall be allocated first to the principal amount of the Allowed Claims with any excess allocated to unpaid interest that accrued on such Claims.

C. DISTRIBUTIONS FOR HOLDERS OF EQUITY INTERESTS IN SOLUTIA

         Except as otherwise provided herein or as may be ordered by the Bankruptcy Court, Distributions to be made on account of Equity Interests in Solutia shall be made on the Effective Date, or as soon as reasonably practicable thereafter.

D. DELIVERY OF DISTRIBUTIONS

         Reorganized Solutia shall make all Distributions required to be distributed under the Plan. Any Distribution required to be made pursuant to this Plan on a day other than a Business Day shall be made on the next succeeding Business Day or as soon thereafter as reasonably practicable. Reorganized Solutia may employ or contract with other Entities to assist in or make the Distributions required by the Plan without further order of the Court.

E. DELIVERY AND DISTRIBUTIONS AND UNDELIVERABLE OR UNCLAIMED DISTRIBUTIONS

         1. DELIVERY OF DISTRIBUTIONS IN GENERAL

                  Distributions to Holders of Allowed Claims or Equity Interests in Solutia shall be made at the address of the Holder of such Claim or Equity Interest as indicated on the claims register maintained by the Debtors' duly appointed claims agent or the stock register maintained by the Debtors' stock transfer agent. Nonetheless, if such Holder holds such Claims or Equity Interests through a Nominee, Distributions with respect to such Claims or Equity Interests will be made to such Nominee and such Nominee shall, in turn, make appropriate Distributions and book entries to reflect such Distributions to such Holders; provided, however, that Distributions on
                                    --------  -------
account of the Noteholder Claims shall be made to the Prepetition Indenture Trustee for distribution to the Holders of such Claims, subject to the terms and conditions of the Prepetition Indenture, including the Prepetition Indenture Charging Lien, provided, further, however, that Distributions on
                         --------  -------  -------
account of the Senior Secured Note Claims shall be made to the Senior Secured Notes Trustee for distribution to the Holders of such Claims, subject to the terms and


                                      47

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

conditions of the Senior Secured Notes Indenture, including the charging Lien of the Senior Secured Notes Trustee.

                  To the extent that the Senior Secured Notes Trustee and/or the Prepetition Indenture Trustee provides services to implement Distributions pursuant to the Plan, the Senior Secured Notes Trustee and/or the Prepetition Indenture Trustee will receive from the Reorganized Debtors, without further Bankruptcy Court approval, reasonable compensation for such services and reimbursement of reasonable expenses incurred in connection with such services.

         2. UNDELIVERABLE DISTRIBUTIONS

                  A. TREATMENT OF UNDELIVERABLE DISTRIBUTIONS

                           Reorganized Solutia shall distribute any
Undeliverable Distribution of New Common Stock required to be distributed to Holders of Allowed General Unsecured Claims to the Disputed Claims Reserve. Any Undeliverable Distribution of New Common Stock required to be distributed to Holders of Equity Interests in Solutia shall become treasury stock of Reorganized Solutia. Subject to Section VII.E.2.b hereof, the Reorganized Debtors shall retain any Undeliverable Distribution of Cash and may use such Cash for general corporate purposes.

                  B. FAILURE TO CLAIM UNDELIVERABLE DISTRIBUTIONS

                           Any Holder of an Allowed Claim or Equity Interest
in Solutia that does not assert a claim pursuant to the Plan for an unclaimed or Undeliverable Distribution within one year after the date such Distribution is due shall be deemed to have forfeited its claim to such unclaimed or Undeliverable Distribution and shall be forever barred from asserting any such claim against any of the Debtors, their Estates, the Reorganized Debtors, Monsanto, Pharmacia, or their property, or any party that has received Distributions under the Plan. Nothing contained herein shall require Reorganized Solutia, or any other party, to attempt to locate any Holder of an Allowed Claim or Equity Interest in Solutia.

F. COMPLIANCE WITH TAX REQUIREMENTS/ALLOCATIONS

         In connection with the Plan, to the extent applicable, Reorganized Solutia shall comply with all withholding and reporting requirements imposed by any federal, state, local or foreign taxing authority, and all Distributions pursuant hereto shall be subject to such withholding and reporting requirements. In addition, Reorganized Solutia will pay taxes on the taxable net income or gain with respect to dividends on or gains in respect of shares held in the Disputed Claims Reserve allocable to Holders of Disputed Claims on behalf of such Holders and, when such Disputed Claims are ultimately resolved, Holders whose Disputed Claims are determined to be Allowed Claims will receive Distributions from Reorganized Solutia net of the taxes that Reorganized Solutia had paid previously on their behalf.

G. RECORD DATE FOR DISTRIBUTION TO HOLDERS OF CLAIMS

         At 4:30 p.m. (Eastern Time) on the Distribution Record Date, the transfer register for the Holders of any Claims shall be closed and there shall be no further changes in the record of Holders of any Claims (other than address changes). Moreover, Reorganized Solutia, the Prepetition Indenture Trustee and the Senior Secured Notes Trustee shall have no obligation to recognize the transfer of any of the 2027 Notes, the 2037 Notes or Senior Secured Notes occurring after the Distribution Record Date, and shall be entitled for all purposes herein to recognize and deal only with those Holders of record as of the close of business on the Distribution Record Date.

                                      48

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H. RECORD DATE FOR DISTRIBUTION TO HOLDERS OF EQUITY INTERESTS IN SOLUTIA

         At 4:30 p.m. (Eastern Time) on the Distribution Record Date, the stock register for the Holders of any Equity Interests in Solutia shall be closed and there shall be no further changes in the record of Holders of any Equity Interests in Solutia (other than address changes).

I. DISTRIBUTIONS OF WHOLE SHARES, WARRANTS, EQUITY PURCHASE RIGHTS AND CLAIM TRANSFER RIGHTS ONLY

         Notwithstanding any other provision of this Plan, only whole numbers of shares of the New Common Stock, whole numbers of Warrants, whole numbers of Equity Purchase Rights and whole numbers of Claim Transfer Rights will be issued. When any Distribution on account of an Allowed Claim or Equity Interests in Solutia would otherwise result in the issuance of a number of shares of New Common Stock, Warrants, Equity Purchase Rights or Claim Transfer Rights that is not a whole number, the actual Distribution of shares of such stock, Warrants, Equity Purchase Rights or Claim Transfer Rights will be rounded as follows: (1) fractions equal to or greater than one half will be rounded to the next higher whole number and (2) fractions less than one half will be rounded to the next lower number. The total number of shares of the New Common Stock, Warrants, Equity Purchase Rights and Claim Transfer Rights to be distributed to Holders of Allowed Claims or Equity Interests in Solutia will be adjusted as necessary to account for the rounding provided for in this Section. If such rounding results in Distributions of New Common Stock, Warrants, Equity Purchase Rights or Claim Transfer Rights totaling less than the authorized number of shares of New Common Stock, Warrants or Equity Purchase Rights, then any excess New Common Stock, Warrants, Equity Purchase Rights or Claim Transfer Rights shall not be issued. No consideration shall be provided in lieu of fractional shares, Warrants, Equity Purchase Rights or Claim Transfer Rights that are rounded down pursuant to this Section.

J. SET-OFFS AND RECOUPMENTS

         The Debtors or Reorganized Solutia may, but shall not be required to, set-off against or recoup from the Holder of any Allowed Claim on which payments or Distributions are to be made pursuant to the Plan, any claims of any nature whatsoever that the Debtors or the Reorganized Debtors may have against the Holder of such Allowed Claim that are not released under Article X of the Plan and the Distributions to be made pursuant hereto on account of such Allowed Claim, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors of any such claim, right of setoff or recoupment that the Debtors may have against the Holder of such Allowed Claim.

K. SURRENDER OF CANCELLED INSTRUMENTS OR SECURITIES

         Unless otherwise agreed to by the Debtors or the Reorganized Debtors, as applicable, as a condition precedent to receiving any Distribution pursuant to the Plan on account of an Allowed Claim, the Holder of such Claim shall tender the applicable instruments, securities or other documentation evidencing such Claim to Reorganized Solutia, and in the case of the DIP Credit Facility, the agent under the DIP Credit Facility shall have either (1) delivered such release documents as requested by the Debtors (at the Debtors' expense) or (2) provided a letter of authorization to the Debtors to execute and release any instruments, securities or other documentation securing the DIP Credit Facility. Any Distribution to be made pursuant to the Plan on account of any such Claim shall, pending such surrender, be treated as an Undeliverable Distribution pursuant to Section VII.E.2 hereof.

         All payments to Holders of Senior Secured Note Claims shall only be made to such Holders after the surrender by each such Holder of the Senior Secured Notes certificates representing such Senior Secured Note Claims, or in the event such certificate is lost, stolen, mutilated or destroyed, upon the

                                      49

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Holder's compliance with the requirements set forth below. Upon surrender of such Senior Secured Notes certificates, the Senior Secured Notes Trustee shall cancel and destroy such Senior Secured Notes. As soon as practicable after surrender of the Senior Secured Notes certificates evidencing the Senior Secured Notes Claims, the Senior Secured Notes Trustee shall distribute to the Holder thereof such Holder's Pro Rata share of the Distribution, but subject to the rights of the Senior Secured Notes Trustee to assert its charging Lien against such Distribution. Any Holder of an Allowed Senior Secured Note Claim evidenced by a certificate that has been lost, stolen, mutilated or destroyed shall, in lieu of surrendering such certificate, deliver to the Senior Secured Notes Trustee an affidavit of loss acceptable to the Senior Secured Notes Trustee setting forth the unavailability of the certificate, and such additional indemnity as may be required reasonably by the Senior Secured Notes Trustee to hold the trustee harmless from any damages, liabilities or costs incurred in treating such Holder as a Holder of an Allowed Claim. Upon compliance with this procedure by a Holder of an Allowed Senior Secured Notes Claim evidenced by such a lost, stolen, mutilated or destroyed certificate such Holder shall, for purposes pursuant to the Plan, be deemed to have surrendered such certificate.

         Any Holder of such Claim that fails to (1) surrender such instrument, security, note or other documentation evidencing such Claim or (2) execute and deliver an affidavit of loss and/or indemnity, before the first anniversary of the Effective Date, shall be deemed to have forfeited all rights and Claims and may not participate in any Distribution under the Plan, and any Distributions to which such Holder would have been entitled shall be treated as Undeliverable Distributions.

L. DISPUTED CLAIMS RESERVE

         1. DEPOSIT OF CASH ON THE EFFECTIVE DATE

                  On the Effective Date (or as soon thereafter as is reasonably practicable), Reorganized Solutia shall deposit Cash in the Disputed Claim Reserve that would have been distributed to the Holders of Disputed Claims (other than Disputed General Unsecured Claims and Noteholder Claims) if such Disputed Claims had been Allowed Claims on the Effective Date. This amount will be determined based on the lesser of (a) the asserted amount of the Disputed Claim filed with the Bankruptcy Court (if no proof of such Claim was filed) scheduled by the Debtors, (b) the amount, if any, estimated by the Bankruptcy Court pursuant to Section 502(c) of the Bankruptcy Code or
(c) the amount otherwise agreed to by the Debtors and the Holder of such Disputed Claims.

         2. DISTRIBUTION AFTER ALLOWANCE

                  Reorganized Solutia shall distribute from the Disputed Claims Reserve to the Holder of any Disputed Claim that has become an Allowed Claim, no later than the fifth (5th) Business Day after the end of the calendar month in which such Disputed Claim becomes an Allowed Claim in an amount equal to the Allowed Claim if such Claim had been an Allowed Claim on the Effective Date.

         3. DISTRIBUTIONS AFTER DISALLOWANCE

                  If a Disputed Claim is disallowed, in whole or in part, Reorganized Solutia shall on a quarterly basis (and in no event later than the fifth (5th) Business Day after the end of each calendar quarter) distribute the Cash reserved in respect of such disallowed Disputed Claim to Reorganized Solutia for use in the ordinary course of business without further restrictions or limitations.

         4. PROPERTY HELD IN THE DISPUTED CLAIMS RESERVE


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

                  A. DISTRIBUTIONS

                           Cash held in the Disputed Claim Reserve as a result
of such Distributions will (i) be deposited and held in trust pending distribution by Reorganized Solutia for the benefit of Holders of Allowed Claims (other than Allowed General Unsecured Claims and Allowed Noteholder Claims), (ii) be accounted for separately and (iii) not constitute property of the Reorganized Debtors. Reorganized Solutia will also place in the Disputed Claim Reserve, the proceeds, net of any applicable fees, from such investment of Cash, and Distributions to Holders of Allowed Claims who had previously held Disputed Claims will include a proportionate share from such investment of Cash from the Disputed Claim Reserve.

                  B. RECOURSE

                           Each Holder of a Disputed Claim that ultimately
becomes an Allowed Claim will have recourse only to the Cash and their proportionate share of the proceeds from the investment of Cash, if any, held in the Disputed Claim Reserve for satisfaction of the Distributions to which Holders of Allowed Claims are entitled under the Plan, and not to any Reorganized Debtor, Pharmacia, Monsanto, its property or any assets previously distributed on account of any Allowed Claim.

M. DISPUTED GENERAL UNSECURED CLAIMS RESERVE

         1. DEPOSIT OF NEW COMMON STOCK ON THE EFFECTIVE DATE

                  On the Effective Date (or as soon thereafter as is reasonably practicable), Reorganized Solutia shall deposit from the Stock Pool in the Disputed General Unsecured Claims Reserve the number of shares of New Common Stock that would have been distributed to the Holders of Disputed General Unsecured Claims if such Disputed General Unsecured Claims had been Allowed General Unsecured Claims on the Effective Date to ensure that the Holders of Allowed Noteholder Claims and General Unsecured Claims receive the same percentage recovery from the Stock Pool on account of their individual Claims at all times (without giving effect to any reduction of the percentage recovery on account of Allowed Noteholder Claims resulting from the imposition of the Prepetition Indenture Charging Lien). The amount of New Common Stock to be deposited in the Disputed General Unsecured Claims Reserve will be determined based on the lesser of (a) the asserted amount of the Disputed General Unsecured Claim filed with the Bankruptcy Court or (if no proof of such Claim was filed) scheduled by the Debtors, (b) the amount, if any, estimated by the Bankruptcy Court pursuant to section 502(c) of the Bankruptcy Code or (c) the amount otherwise agreed to by the Debtors and the Holder of such Disputed General Unsecured Claims.

         2. DISTRIBUTIONS AFTER ALLOWANCE

                  Reorganized Solutia shall distribute from the Disputed General Unsecured Claims Reserve to the Holder of any Disputed General Unsecured Claim that has become an Allowed General Unsecured Claim, no later than the fifth (5th) Business Day after the end of the calendar month in which such Disputed General Unsecured Claim becomes an Allowed General Unsecured Claim, New Common Stock (including any Cash dividends and other Distributions earned on the New Common Stock) in an amount equal to the New Common Stock that such Holder would have received an account of such Claim if such Claim had been an Allowed General Unsecured Claim on the Effective Date.

         3. DISTRIBUTIONS AFTER DISALLOWANCE.

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

                  If a Disputed General Unsecured Claim is disallowed, in whole or in part, Reorganized Solutia shall on a quarterly basis (and in no event later than the fifth (5th) Business Day after the end of each calendar quarter) distribute the New Common Stock (including any Cash dividends and other Distributions earned on account of the New Common Stock), reserved in respect of such disallowed Disputed General Unsecured Claim from the Stock Pool to Holders of Allowed Noteholder Claims and Allowed General Unsecured Claims in a manner designed to ensure that the Holders of Allowed Noteholder Claims and Allowed General Unsecured Claims receive the same Pro Rata share of the Stock Pool without giving effect to any reduction of the percentage recovery on account of Allowed Noteholder Claims resulting from the imposition of the Prepetition Indenture Trustee Charging Lien.

         4. PROPERTY HELD IN DISPUTED GENERAL UNSECURED CLAIMS RESERVE

                  A. DIVIDENDS AND DISTRIBUTIONS

                           Cash dividends and other Distributions earned on
account of the New Common Stock to be held in the Disputed General Unsecured Claims Reserve will be transferred to the Disputed General Unsecured Claims Reserve, concurrently with the transfer of such dividends and other Distributions to other holders of New Common Stock. Cash held in the Disputed General Unsecured Claims Reserve as a result of such dividends and other Distributions will (i) be deposited and held in trust pending distribution by Reorganized Solutia for the benefit of Holders of Allowed General Unsecured Claims and Noteholder Claims, (ii) be accounted for separately and (iii) not constitute property of the Reorganized Debtors. Reorganized Solutia will invest the Cash held in the Disputed General Unsecured Claims Reserve in a manner consistent with the Reorganized Debtors' investment and deposit guidelines. Reorganized Solutia also will place in the Disputed General Unsecured Claims Reserve, the proceeds, net of any applicable fees, from such investment of Cash, and Distributions to Holders of Allowed General Unsecured Claims and Allowed Noteholder Claims will include a proportionate share from such investment of Cash from the Disputed General Unsecured Claims Reserve.

                  B. RECOURSE

                           Each Holder of an Allowed General Unsecured Claim
(or a Disputed General Unsecured Claim that ultimately becomes an Allowed General Unsecured Claim) or Noteholder Claim will have recourse only to the undistributed New Common Stock and their proportionate share of the proceeds from the investment of Cash and dividends, if any, held in the Disputed General Unsecured Claims Reserve for satisfaction of the Distributions to which Holders of Allowed General Unsecured Claims and Noteholder Claims are entitled under the Plan, and not to any Reorganized Debtor, Pharmacia, Monsanto, its property or any assets previously distributed on account of any Allowed Claim.

                  C. VOTING RIGHTS

                           The shares of the New Common Stock held in the
Disputed General Unsecured Claims Reserve shall be voted in accordance with, and in direct proportion to, the votes cast by those shareholders, excluding Monsanto and the Entity holding the New Common Stock issued on account of the Retiree Claim, voting on any and all matters for which a vote of the shareholders of the New Common Stock is taken or required.





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                                 ARTICLE VIII

           PROCEDURES FOR TREATING DISPUTED GENERAL UNSECURED CLAIMS

A. OBJECTIONS TO CLAIMS

         After the Effective Date and on or before the Claims Objection Deadline, the Reorganized Debtors shall have the authority to file objections to Claims or Equity Interests. The Reorganized Debtors may settle, compromise, withdraw or litigate to judgment objections to Claims. The Reorganized Debtors shall consult with the Creditors' Committee (until the Creditors' Committee is dissolved under the terms of this Plan) in the process of reconciling, objecting to and/or allowing General Unsecured Claims.

B. GENERAL UNSECURED CLAIMS MONITOR

         Upon the Effective Date, an entity selected by the Creditors' Committee and approved by the Bankruptcy Court shall serve as an independent claims monitor. The claims monitor shall be paid by the Reorganized Debtors on a monthly basis in an amount agreed to, prior to the Confirmation Hearing, between the Debtors and the claims monitor, with the reasonable consent of the Creditors' Committee, and approved by the Bankruptcy Court, until the General Unsecured Claims reconciliation process is concluded. The claims monitor shall be authorized to retain counsel of its choice and shall have standing to raise and appear on issues concerning the General Unsecured Claims reconciliation process. The Reorganized Debtors shall be responsible for compensating the claim monitor's counsel for all reasonable fees and expenses incurred, in accordance with the claim monitor's counsel's normal billing practices; provided, however, that the total amount of the claim monitor's counsel's fees
--------  -------
and expenses in connection with the General Unsecured Claims reconciliation process for which the Reorganized Debtors shall be responsible shall not exceed an amount in the aggregate agreed to, prior to the Confirmation Hearing, between the Debtors and the claims monitor, with the reasonable consent of the Creditors' Committee, and approved by the Bankruptcy Court. If the claims monitor believes that the Reorganized Debtors are failing to administer the General Unsecured Claims reconciliation process adequately and, as a result, intends to take action, then the claims monitor shall provide the Reorganized Debtors and the Creditors' Committee until it is dissolved in accordance with the terms hereof within five (5) Business Days' written notice of its intent to take such proposed action. During the notice period, the Reorganized Debtors may either consent to the relief sought, agree to proceed in good faith with the proposed action on their own, or petition the Bankruptcy Court for an order declaring that such proposed action is unreasonable. If the Reorganized Debtors do not so petition the Bankruptcy Court or the Bankruptcy Court determines that the proposed action is reasonable, the Reorganized Debtors shall be responsible for compensating the claims monitor's counsel for all reasonable fees and expenses incurred in taking the proposed action and in seeking Bankruptcy Court approval of payment with respect to such proposed action. To the extent the Bankruptcy Court determines that such proposed action is unreasonable, then the claim monitor's counsel shall not be reimbursed for any fees or expenses incurred in connection with such proposed action or its attempt to take such proposed action. Notwithstanding the foregoing, the Reorganized Debtors reserve their right to dispute the reasonableness of compensation sought by the claim monitor's counsel for services performed and expenses incurred following the Effective Date by the filing of an appropriate motion with the Bankruptcy Court. The Reorganized Debtors will retain primary responsibility of the General Unsecured Claims reconciliation process and will provide monthly reports of the status of the General Unsecured Claims reconciliation process to the claims monitor, and, if it has not been dissolved in accordance with the terms hereof, the Creditors' Committee.


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C. NO DISTRIBUTIONS PENDING ALLOWANCE

         Notwithstanding any other provision herein, if any portion of a Claim is a Disputed Claim, no payment or Distribution provided hereunder shall be made on account of such Claim unless and until such Disputed Claim becomes an Allowed Claim, in whole or in part. No interest shall accrue on such Disputed Claim until the date that such Disputed Claim, as applicable, becomes an Allowed Claim.

D. ESTIMATION OF CLAIMS

         The Debtors (prior to the Effective Date) or Reorganized Debtors (after the Effective Date), the Creditors' Committee, if it has not been dissolved in accordance with the terms hereof, and the General Unsecured Claims Monitor, if the Creditors' Committee has been dissolved at the time, may, at any time, and from time to time, request that the Bankruptcy Court estimate any Disputed Claim pursuant to section 502(c) of the Bankruptcy Code regardless of whether an objection was previously filed with the Bankruptcy Court with respect to such Claim, or whether the Bankruptcy Court has ruled on any such objection, and the Bankruptcy Court will retain jurisdiction to estimate any Claim at any time during litigation concerning any objection to any Claim, including during the pendency of any appeal relating to any such objection. In the event that the Bankruptcy Court estimates any Disputed Claim, that estimated amount will constitute either the Allowed amount of such Claim or a maximum limitation on such Claim against any party or Entity, as determined by the Bankruptcy Court. If the estimated amount constitutes a maximum limitation on such Claim, the Debtors (prior to the Effective Date) or the Reorganized Debtors (after the Effective Date), the Creditors' Committee, if it has not been dissolved in accordance with the terms hereof, and the General Unsecured Claims Monitor, if the Creditors' Committee has been dissolved at the time, may elect to pursue any supplemental proceedings to object to any ultimate Distribution on such Claim. All of the objection, estimation, settlement and resolution procedures set forth in the Plan are cumulative and not necessarily exclusive of one another. Claims may be estimated and subsequently compromised, objected to, settled, withdrawn or resolved by any mechanism approved by the Bankruptcy Court.






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                                  ARTICLE IX

                     CONDITIONS PRECEDENT TO CONFIRMATION
                         AND CONSUMMATION OF THE PLAN

A. CONDITION PRECEDENT TO CONFIRMATION

         The Bankruptcy Court will not enter the Confirmation Order unless and until the following conditions have been satisfied or duly waived pursuant to
Section IX.D hereof:

         1. The Confirmation Order shall be reasonably acceptable in form and substance to the Debtors, Monsanto, Pharmacia (solely with respect to provisions directly affecting Pharmacia), the Prepetition Indenture Trustee (solely with respect to provisions directly affecting the Prepetition Indenture Trustee, the 2027 Notes or the 2037 Notes) and the Creditors' Committee.

         2.       The Confirmation Order shall:

                  a. authorize the Debtors and the Reorganized Debtors to take all actions necessary or appropriate to enter into, implement and consummate the contracts, instruments, releases, leases, indentures and other agreements or documents created in connection with the Plan;

                  b. decree that the provisions of the Confirmation Order and the Plan are nonseverable and mutually dependent;

                  c. authorize the Reorganized Debtors to (a) issue the New Common Stock, the Rights and the Warrants pursuant to the exemption from "Registration" under the Securities Act provided by section 1145 of the Bankruptcy Code or pursuant to one or more registration statements and (b) enter into the Plan Documents;

                  d. approve the releases and injunctions, including the Monsanto/Pharmacia Injunction, as contemplated and to the extent set forth in
Article X herein;

                  e. decree that the Confirmation Order shall supersede any Bankruptcy Court orders issued prior to the Confirmation Date that may be inconsistent with the Confirmation Order;

                  f. authorize the implementation of the Plan in accordance with its terms; and

                  g. provide that, pursuant to section 1146(c) of the Bankruptcy Code, the assignment or surrender of any lease or sublease, and the delivery of any deed or other instrument or transfer order, in furtherance of, or in connection with this Plan, including any deeds, bills of sale or assignments executed in connection with any disposition or transfer of assets contemplated by this Plan, shall not be subject to any stamp, real estate transfer, mortgage recording or other similar tax (including, without limitation, any mortgages or security interest filing to be recorded or filed in connection with the Exit Financing Facility).

         3. The Debtors shall have received the Exit Financing Facility Commitment Letter, which shall be in form and substance and with a lender reasonably acceptable to the Debtors, Monsanto and the Creditors' Committee.


                                      55

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         4.       The Retiree Approval Order shall have been entered by the
                  Bankruptcy Court.

         5. The Bankruptcy Court shall have approved the Global Settlement, and the order of the Bankruptcy Court approving the Global Settlement, which may be included in the Confirmation Order, shall provide, among other things, that the Settled Adversary Proceedings, the Prepetition Adversary Proceeding and the Equity Committee Adversary Proceeding shall be withdrawn or dismissed with prejudice.

B. CONDITIONS PRECEDENT TO EFFECTIVE DATE

         The Effective Date will not occur and the Plan will not be consummated unless and until each of the following conditions have been satisfied or duly waived pursuant to Section IX.D hereof:

         1. The Confirmation Order shall (a) be in form and substance reasonably acceptable to the Debtors, Monsanto, Pharmacia (solely with respect to provisions directly affecting Pharmacia), the Prepetition Indenture Trustee and the Ad Hoc Notes Committee (solely with respect to provisions directly affecting the Prepetition Indenture Trustee, the 2027 Notes or the 2037 Notes), the Equity Committee (solely with respect to provisions directly affecting Holders of Equity Interests) and the Creditors' Committee, (b) be consistent with the terms described in Section IX.A hereof, and (c) have been entered by the Bankruptcy Court.

         2. All actions, documents, instruments, and agreements necessary to implement and effectuate the Plan, including the New Certificates of Incorporation, the New By-laws and the Plan Documents, shall have been taken or executed and delivered, as the case may be, and each agreement shall be reasonably acceptable to Monsanto and the Creditors' Committee.

         3. The Debtors shall have received all authorizations, consents, regulatory approvals, rulings or documents that are necessary to implement and effectuate the Plan.

         4. The initial boards of directors of the Reorganized Debtors shall have been appointed.

         5. The Debtors shall have entered into the Exit Facility Financing reasonably acceptable to the Creditors' Committee and Monsanto.

         6.       The Retiree Approval Order shall have become a Final Order.

         7. If the issuance or Distribution of any New Common Stock to Monsanto hereunder is subject to notification requirements under the HSR Act, any waiting period relating to such notification shall have expired or otherwise been terminated.

         8. The Disputed General Unsecured Claims Reserve shall have been established and all unliquidated General Unsecured Claims shall have been estimated for Distribution purposes pursuant to section 502(c) of the Bankruptcy Code, disallowed or fixed by an agreement between the Debtors and any relevant Holders of General Unsecured Claims, which agreement shall have been approved by the Bankruptcy Court.

         9.       The Confirmation Order shall have become a Final Order.


                                      56

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         10.      The Chocolate Bayou Settlement shall have been executed and shall have received all necessary approvals.

         11. The Monsanto Settlement Agreement shall have received all necessary approvals.

         12. The Rights Offering shall have been fully funded, and from the proceeds of the Rights Offering, $175 million shall have been used to fund the Retiree Trust (as defined in the Retiree Settlement Agreement) and $75 million shall have been used to fund Funding Co.

         13. The order of the Bankruptcy Court, which may be included in the Confirmation Order, approving the Global Settlement shall have become a Final Order.

         14. The Equity Committee Adversary Proceeding, including any appeals related thereto, shall have been dismissed or withdrawn with prejudice.

         15. The Prepetition Indenture Trustee Adversary Proceeding, including any appeals related thereto, shall have been dismissed or withdrawn with prejudice.

C. EFFECT OF FAILURE OF CONDITIONS

         If the Consummation of the Plan does not occur, the Plan shall be null and void in all respects and nothing contained in the Plan or the Disclosure Statement shall: (1) constitute a waiver or release of any Claims by or against, or any Equity Interests in, the Debtors; (2) prejudice in any manner the rights of the Debtors or any creditors; or (3) constitute an admission, acknowledgment, offer or undertaking by the Debtors or any creditors in any respect.

D. WAIVER OF CONDITIONS

         Each of the Debtors, Monsanto, Pharmacia (solely with respect to provisions directly affecting Pharmacia), the Prepetition Indenture Trustee (solely with respect to provisions directly affecting the Prepetition Indenture Trustee, the 2027 Notes or the 2037 Notes), the Creditors' Committee, and the Retirees' Committee (solely with respect to Section IX.B.12 hereof), may waive, with the consent of each of such other parties, one or more of the conditions precedent to Confirmation or Consummation set forth in Sections IX.A and IX.B hereof.






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                                  ARTICLE X

               INJUNCTIONS, RELEASES, EXCULPATION AND DISCHARGE

A. INJUNCTIONS

         1. DEBTORS' INJUNCTION

         ALL INJUNCTIONS OR STAYS PROVIDED FOR IN THE CHAPTER 11 CASES PURSUANT TO SECTIONS 105 AND/OR 362 OF THE BANKRUPTCY CODE OR OTHERWISE AND IN EFFECT ON THE CONFIRMATION DATE, SHALL REMAIN IN FULL FORCE AND EFFECT UNTIL THE EFFECTIVE DATE. SUBJECT TO THE OCCURRENCE OF THE EFFECTIVE DATE, THE CONFIRMATION ORDER SHALL PERMANENTLY ENJOIN ALL PERSONS, INCLUDING PHARMACIA AND MONSANTO, THAT HAVE HELD, CURRENTLY HOLD OR MAY HOLD A CLAIM, INCLUDING A LEGACY SITE CLAIM, AGAINST OR AN EQUITY INTEREST IN THE DEBTORS FROM TAKING ANY OF THE FOLLOWING ACTIONS BASED ON SUCH CLAIM OR EQUITY INTEREST, WHETHER DIRECTLY, INDIRECTLY, DERIVATIVELY, CONTRACTUALLY, STATUTORILY OR OTHERWISE, OTHER THAN PHARMACIA'S, MONSANTO'S AND OTHER PARTIES' RIGHTS TO ENFORCE THE TERMS OF THE PLAN, THE MONSANTO SETTLEMENT AGREEMENT OR THE PLAN DOCUMENTS:
(A) COMMENCING, CONDUCTING OR CONTINUING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY SUIT, ACTION OR OTHER PROCEEDING OF ANY KIND AGAINST ANY OR ALL OF THE DEBTORS OR THE REORGANIZED DEBTORS, OR THEIR RESPECTIVE PROPERTY OR ASSETS; (B) ENFORCING, LEVYING, ATTACHING, COLLECTING OR OTHERWISE RECOVERING IN ANY MANNER OR BY ANY MEANS, WHETHER DIRECTLY OR INDIRECTLY, ANY JUDGMENT, AWARD, DECREE OR ORDER AGAINST ANY OR ALL OF THE DEBTORS, THE REORGANIZED DEBTORS OR THEIR RESPECTIVE PROPERTY OR ASSETS; (C) CREATING, PERFECTING OR ENFORCING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY LIEN AGAINST ANY OR ALL OF THE DEBTORS, THE REORGANIZED DEBTORS OR THEIR RESPECTIVE PROPERTY OR ASSETS; (D) EXERCISING ANY SETOFF, RIGHT OF SUBROGATION OR RECOUPMENT OF ANY KIND, DIRECTLY OR INDIRECTLY, AGAINST ANY DEBT, LIABILITY OR OBLIGATION DUE TO THE DEBTORS, THE REORGANIZED DEBTORS OR THEIR RESPECTIVE PROPERTY; OR (E) PROCEEDING IN ANY MANNER IN ANY PLACE WHATSOEVER THAT DOES NOT CONFORM TO OR COMPLY WITH OR IS INCONSISTENT WITH THE PROVISIONS OF THE PLAN; PROVIDED,
                                                                --------
HOWEVER, THAT THE TERMS OF THIS INJUNCTION SHALL NOT PREVENT THE REORGANIZED
-------
DEBTORS, MONSANTO, PHARMACIA, THE PREPETITION INDENTURE TRUSTEE, HOLDERS OF ALLOWED CLAIMS, OR, UNTIL DISSOLVED, THE CREDITORS' COMMITTEE, THE RETIREES' COMMITTEE AND THE EQUITY COMMITTEE FROM ENFORCING THE TERMS OF THIS PLAN AND TO THE EXTENT THAT SUCH PARTIES ARE PARTIES TO, OR ARE BENEFICIARIES OF, THE PLAN DOCUMENTS, THE PLAN DOCUMENTS (OTHER THAN WITH RESPECT TO THE MONSANTO SETTLEMENT AGREEMENT), NOTWITHSTANDING THE FOREGOING, THE REORGANIZED DEBTORS, MONSANTO AND PHARMACIA SHALL NOT BE ENJOINED FROM ENFORCING THE TERMS OF THE MONSANTO SETTLEMENT AGREEMENT; PROVIDED, FURTHER, HOWEVER, THAT TERMS OF THE
                               --------  -------  -------
INJUNCTION SHALL NOT PREVENT THE HOLDERS OF TORT CLAIMS, NRD CLAIMS OR CLAIMS, CAUSES OF ACTION, OR RIGHTS RELATING TO ENVIRONMENTAL LIABILITY ARISING FROM THE RETAINED SITES OR THE SHARED SITES FROM EXERCISING THEIR RIGHTS AGAINST REORGANIZED SOLUTIA WITH RESPECT THERETO.

         2. MONSANTO/PHARMACIA INJUNCTION

         SUBJECT TO THE OCCURRENCE OF THE EFFECTIVE DATE, AND BASED ON THE MONSANTO CONTRIBUTION AND THE PHARMACIA CONTRIBUTION, THE CONFIRMATION ORDER SHALL PERMANENTLY ENJOIN ALL PERSONS, INCLUDING THE PLAINTIFFS (AND ANY MEMBERS OF A CLASS RAISING THE SAME OR SIMILAR CLAIMS) IN THE MATTERS ENTITLED WALKER V. MONSANTO COMPANY PENSION PLAN, NO. 04-CV-436-DRH, SCHARRINGHAUSEN V. SOLUTIA INC. EMPLOYEES' PENSION PLAN, NO. 3:06CV00099 AND COMPLAINANTS IN LARRY PROBST V. MONSANTO COMPANY AND SOLUTIA, INC, EEOC CHARGE NOS. 280 A 00618 THROUGH 280 A 00652, BUT NOT PHARMACIA AND MONSANTO, THAT HAVE HELD, CURRENTLY HOLD OR MAY HOLD A CLAIM AGAINST PHARMACIA OR MONSANTO RELATING TO ANY OF THE DEBTORS, INCLUDING A LEGACY CLAIM, WHETHER SUCH CLAIM IS REDUCED TO JUDGMENT OR NOT, LIQUIDATED OR UNLIQUIDATED, CONTINGENT OR NONCONTINGENT, ASSERTED OR


                                      58

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UNASSERTED, FIXED OR NOT, MATURED OR UNMATURED, DISPUTED OR UNDISPUTED, LEGAL
OR EQUITABLE, KNOWN OR UNKNOWN, FROM TAKING ANY OF THE FOLLOWING ACTIONS RELATED TO SUCH CLAIM, WHETHER DIRECTLY, INDIRECTLY, DERIVATIVELY, CONTRACTUALLY, STATUTORILY OR OTHERWISE: (A) COMMENCING, CONDUCTING OR CONTINUING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY SUIT, ACTION OR OTHER PROCEEDING OF ANY KIND AGAINST MONSANTO OR PHARMACIA, THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, REPRESENTATIVES, PROFESSIONALS, ADVISORS, EMPLOYEE BENEFIT PLANS, OR ANY OF THEIR RESPECTIVE PROPERTY OR ASSETS; (B) ENFORCING, LEVYING, ATTACHING, COLLECTING OR OTHERWISE RECOVERING IN ANY MANNER OR BY ANY MEANS, WHETHER DIRECTLY OR INDIRECTLY, ANY JUDGMENT, AWARD, DECREE OR ORDER AGAINST MONSANTO OR PHARMACIA, THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, REPRESENTATIVES, PROFESSIONALS, ADVISORS, EMPLOYEE BENEFIT PLANS, OR ANY OF THEIR RESPECTIVE PROPERTY OR ASSETS; (C) CREATING, PERFECTING OR ENFORCING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY LIEN AGAINST MONSANTO OR PHARMACIA, THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, REPRESENTATIVES, PROFESSIONALS, ADVISORS, EMPLOYEE BENEFIT PLANS, OR ANY OF THEIR RESPECTIVE PROPERTY OR ASSETS; (D) ASSERTING ANY SETOFF, RIGHT OF SUBROGATION OR RECOUPMENT OF ANY KIND, DIRECTLY OR INDIRECTLY, AGAINST ANY DEBT, LIABILITY OR OBLIGATION DUE TO MONSANTO OR PHARMACIA; AND (E) PROCEEDING IN ANY MANNER IN ANY PLACE WHATSOEVER THAT DOES NOT CONFORM TO OR COMPLY WITH OR IS INCONSISTENT WITH THE PROVISIONS OF THE PLAN; PROVIDED, HOWEVER, THAT
                                                    --------  -------
THE TERMS OF THIS INJUNCTION SHALL NOT PREVENT THE REORGANIZED DEBTORS, MONSANTO, PHARMACIA, THE PREPETITION INDENTURE TRUSTEE, HOLDERS OF ALLOWED CLAIMS, OR, UNTIL DISSOLVED, THE CREDITORS' COMMITTEE, THE RETIREES' COMMITTEE AND THE EQUITY COMMITTEE FROM ENFORCING THE TERMS OF THIS PLAN AND TO THE EXTENT THAT SUCH PARTIES ARE PARTIES TO, OR ARE BENEFICIARIES OF, THE PLAN DOCUMENTS, THE PLAN DOCUMENTS (OTHER THAN WITH RESPECT TO THE MONSANTO SETTLEMENT AGREEMENT), NOTWITHSTANDING THE FOREGOING, THE REORGANIZED DEBTORS, MONSANTO AND PHARMACIA SHALL NOT BE ENJOINED FROM ENFORCING THE TERMS OF THE MONSANTO SETTLEMENT AGREEMENT; PROVIDED, FURTHER, HOWEVER, THAT TERMS OF THIS
                               --------  -------  -------
INJUNCTION SHALL NOT PREVENT (X) THE HOLDERS OF TORT CLAIMS, NRD CLAIMS, CLAIMS, CAUSES OF ACTION, OR RIGHTS RELATING TO ENVIRONMENTAL LIABILITY FROM EXERCISING THEIR RIGHTS AGAINST MONSANTO, PHARMACIA OR ANY OF THEIR RESPECTIVE AFFILIATES WITH RESPECT THERETO, OR (Y) ANY PARTY FROM ASSERTING ANY CAUSE OF ACTION AGAINST MONSANTO OR PHARMACIA OR ANY OF THEIR RESPECTIVE AFFILIATES ARISING IN TORT FOR PERSONAL INJURY OR PROPERTY DAMAGE ARISING FROM THE EXPOSURE TO CHEMICALS OR OTHER SUBSTANCES.

B. RELEASES

         The following releases are hereby granted pursuant to the Plan and the Confirmation Order:

         1. RELEASES BY THE DEBTORS

                  AS OF THE EFFECTIVE DATE, FOR GOOD AND VALUABLE CONSIDERATION, THE ADEQUACY OF WHICH IS HEREBY CONFIRMED, THE DEBTORS, THEIR ESTATES AND THE REORGANIZED DEBTORS WILL BE DEEMED TO FOREVER RELEASE, WAIVE AND DISCHARGE ALL CLAIMS, OBLIGATIONS, SUITS, JUDGMENTS, DAMAGES, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTION AND LIABILITIES WHETHER DIRECT OR DERIVATIVE, LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, MATURED OR UNMATURED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THEN EXISTING OR THEREAFTER ARISING, IN LAW, EQUITY OR OTHERWISE THAT ARE BASED IN WHOLE OR IN PART ON ANY ACT, OMISSION, TRANSACTION, EVENT OR OTHER OCCURRENCE TAKING PLACE ON OR PRIOR TO EFFECTIVE DATE IN ANY WAY RELATING TO THE DEBTORS, THE CHAPTER 11 CASES, THE PLAN, OR THE DISCLOSURE STATEMENT, INCLUDING ANY SUCH CLAIMS, OBLIGATIONS, SUITS, JUDGMENTS, DAMAGES, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTION AND LIABILITIES ARISING OUT OF OR IN CONNECTION WITH RELEASE OF HAZARDOUS SUBSTANCES, OTHER TYPES OF CONTAMINATION OR OTHER ENVIRONMENTAL MATTERS (INCLUDING CLAIMS UNDER CERCLA OR SIMILAR ENVIRONMENTAL LAWS) ARISING OUT OF OR IN CONNECTION WITH ANY ASSETS TRANSFERRED OR DEBTS, LIABILITIES, GUARANTEES, ASSURANCES, COMMITMENTS OR OBLIGATIONS ASSUMED PURSUANT TO THE DISTRIBUTION AGREEMENT OR OTHER TRANSACTIONS OCCURRING IN CONNECTION WITH THE DISTRIBUTION AGREEMENT, AND THAT COULD HAVE BEEN ASSERTED AT ANY TIME, PAST OR PRESENT OR


                                      59

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FUTURE BY OR ON BEHALF OF THE DEBTORS, OR THEIR ESTATES AGAINST (A) THE
CURRENT OR FORMER REPRESENTATIVES, DIRECTORS, AND OFFICERS OF THE DEBTORS AND THE DEBTORS' AGENTS, ADVISORS AND PROFESSIONALS, IN EACH CASE IN THEIR CAPACITY AS SUCH, (B) THE CURRENT AND FORMER MEMBERS OF THE CREDITORS' COMMITTEE AND THE ADVISORS AND ATTORNEYS FOR THE CREDITORS' COMMITTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (C) THE CURRENT AND FORMER MEMBERS OF THE AD HOC TRADE COMMITTEE AND THE ADVISORS AND ATTORNEYS FOR THE AD HOC TRADE COMMITTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (D) THE CURRENT AND FORMER MEMBERS OF THE AD HOC NOTES COMMITTEE AND THE ADVISORS AND ATTORNEYS FOR THE AD HOC NOTES COMMITTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (E) THE CURRENT AND FORMER MEMBERS OF THE EQUITY COMMITTEE AND THE ADVISORS AND ATTORNEYS FOR THE EQUITY COMMITTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH,
(F) THE CURRENT AND FORMER MEMBERS OF THE RETIREES' COMMITTEE AND THE ADVISORS AND ATTORNEYS FOR THE RETIREES' COMMITTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (G) THE BACKSTOP INVESTORS, THEIR AFFILIATES, REPRESENTATIVES AND ADVISORS, IN EACH CASE IN THEIR CAPACITY AS SUCH, PROVIDED THAT SUCH RELEASE SHALL NOT PROHIBIT OR IMPEDE THE DEBTORS' ABILITY TO ENFORCE OR ASSERT DEFENSES OR COUNTERCLAIMS IN CONNECTION WITH OR RELATING TO THE BACKSTOP COMMITMENT AGREEMENT, (H) THE PREPETITION INDENTURE TRUSTEE AND THE ADVISORS AND ATTORNEYS FOR THE PREPETITION INDENTURE TRUSTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (I) MONSANTO, (J) PHARMACIA, (K) ANY EMPLOYEE BENEFIT PLANS OF MONSANTO OR PHARMACIA, AND (L) THE RESPECTIVE AFFILIATES AND CURRENT OR FORMER REPRESENTATIVES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, MEMBERS, DIRECT AND INDIRECT SHAREHOLDERS, ADVISORS, ATTORNEYS AND PROFESSIONALS OF THE FOREGOING, IN EACH CASE IN THEIR CAPACITY AS SUCH; PROVIDED, HOWEVER, THAT THE
                                                   --------  -------
TERMS OF THIS RELEASE SHALL NOT PREVENT THE REORGANIZED DEBTORS FROM ENFORCING THE TERMS OF THIS PLAN AND THE PLAN DOCUMENTS; PROVIDED, FURTHER, HOWEVER,
                                               --------  -------  -------
THAT WITH RESPECT TO FORMER DIRECTORS AND OFFICERS OF THE DEBTORS, NOTHING IN THIS PARAGRAPH SHALL BE CONSTRUED TO RELEASE SUCH FORMER DIRECTORS AND OFFICERS FROM CLAIMS FOR FRAUD, GROSS NEGLIGENCE, WILLFUL MISCONDUCT, CRIMINAL CONDUCT, VIOLATION OF FIDUCIARY DUTY, INCLUDING THE UNAUTHORIZED USE OF CONFIDENTIAL INFORMATION, THAT CAUSES DAMAGES OR FOR PERSONAL GAIN, TO (AND ONLY TO) THE EXTENT SUCH PERSONS ARE NOT EXCULPATED THEREFROM BY ANY PROVISION OF APPLICABLE LAW OR ANY CERTIFICATE OF INCORPORATION OR SIMILAR ORGANIZATIONAL DOCUMENT OF SOLUTIA, REORGANIZED SOLUTIA, ANY OTHER DEBTOR OR ANY OTHER REORGANIZED DEBTOR, OR ULTRA VIRES ACTS.

         2. RELEASES BY HOLDERS OF CLAIMS AND EQUITY INTERESTS

                  AS OF THE EFFECTIVE DATE, EACH HOLDER OF A CLAIM OR EQUITY INTEREST SHALL BE DEEMED TO FOREVER RELEASE, WAIVE AND DISCHARGE ALL CLAIMS OR EQUITY INTERESTS, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTION OR LIABILITIES, WHETHER DIRECT OR DERIVATIVE, LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, MATURED OR UNMATURED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THEN EXISTING OR THEREAFTER ARISING, IN LAW, EQUITY OR OTHERWISE THAT ARE BASED IN WHOLE OR IN PART ON ANY ACT OR OMISSION, TRANSACTION, EVENT OR OTHER OCCURRENCE TAKING PLACE ON OR PRIOR TO THE EFFECTIVE DATE RELATING TO THE DEBTORS, THE CHAPTER 11 CASES, THE PLAN, THE DISCLOSURE STATEMENT OR ANY EMPLOYEE BENEFIT PLANS ADMINISTERED BY OR ON BEHALF OF SOLUTIA, OR ANY LEGACY CLAIM OR LEGACY SITE CLAIMS OR OTHER OBLIGATIONS ASSUMED BY SOLUTIA UNDER THE DISTRIBUTION AGREEMENT, BUT NOT INCLUDING CLAIMS FOR ENVIRONMENTAL LIABILITY WHICH ARE RELATED TO RETAINED SITES OR SHARED SITES, AGAINST (A) THE CURRENT OR FORMER REPRESENTATIVES, DIRECTORS, OFFICERS AND EMPLOYEES OF THE DEBTORS,
(B) THE DEBTORS' AGENTS, ADVISORS AND PROFESSIONALS, IN EACH CASE IN THEIR CAPACITY AS SUCH, (C) THE CURRENT AND FORMER MEMBERS OF THE CREDITORS' COMMITTEE AND THE ADVISORS AND ATTORNEYS FOR THE CREDITORS' COMMITTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (D) THE CURRENT AND FORMER MEMBERS OF THE AD HOC TRADE COMMITTEE AND THE ADVISORS AND ATTORNEYS FOR THE AD HOC TRADE COMMITTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (E) THE CURRENT AND FORMER MEMBERS OF THE AD HOC NOTES COMMITTEE AND THE ADVISORS AND ATTORNEYS FOR THE AD HOC NOTES COMMITTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (F) THE CURRENT AND FORMER MEMBERS OF THE EQUITY COMMITTEE AND THE ADVISORS AND ATTORNEYS FOR THE EQUITY COMMITTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH,
(G) THE CURRENT AND FORMER MEMBERS OF THE RETIREES' COMMITTEE AND THE ADVISORS AND ATTORNEYS FOR THE RETIREES' COMMITTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (H) THE BACKSTOP INVESTORS, THEIR AFFILIATES, REPRESENTATIVES AND ADVISORS, IN EACH CASE IN THEIR CAPACITY AS SUCH, PROVIDED THAT SUCH RELEASE SHALL NOT PROHIBIT OR IMPEDE THE DEBTORS' ABILITY TO ENFORCE OR ASSERT DEFENSES OR COUNTERCLAIMS IN CONNECTION WITH OR RELATING TO THE BACKSTOP COMMITMENT AGREEMENT, (I) THE PREPETITION INDENTURE TRUSTEE AND THE ADVISORS AND ATTORNEYS FOR THE PREPETITION INDENTURE TRUSTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (J) MONSANTO, (K) PHARMACIA, AND (L) THE RESPECTIVE AFFILIATES AND CURRENT OR FORMER REPRESENTATIVES,


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OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, MEMBERS, DIRECT AND INDIRECT
SHAREHOLDERS, ADVISORS, EMPLOYEE BENEFIT PLANS, ATTORNEYS AND PROFESSIONALS OF THE FOREGOING, IN EACH CASE IN THEIR CAPACITY AS SUCH. NOTWITHSTANDING THE FOREGOING, (I) THE HOLDERS OF TORT CLAIMS SHALL NOT BE DEEMED TO RELEASE THE DEBTORS OR ANY OF THEIR RESPECTIVE AFFILIATES ON ACCOUNT OF ANY LIABILITY ARISING FROM OR RELATED TO THE TORT CLAIMS AND (II) THE HOLDERS OF TORT CLAIMS AND THE HOLDERS OF LEGACY SITE CLAIMS, AS A RESULT OF THE MONSANTO SETTLEMENT AGREEMENT, SHALL NOT BE DEEMED TO RELEASE MONSANTO OR PHARMACIA OR ANY OF THEIR RESPECTIVE AFFILIATES ON ACCOUNT OF ANY LIABILITY ARISING FROM OR RELATED TO THE TORT CLAIMS, OR MONSANTO OR PHARMACIA ON ACCOUNT OF THE LEGACY SITE CLAIMS. FURTHERMORE, THE HOLDERS OF NRD CLAIMS SHALL NOT BE DEEMED TO RELEASE THE DEBTORS, MONSANTO OR PHARMACIA ON ACCOUNT OF ANY LIABILITY ARISING FROM OR RELATED TO THE NRD CLAIMS. IN ADDITION, AS PROVIDED IN SECTION XII.C. HERETO, GOVERNMENTAL ENTITIES SHALL NOT BE DEEMED TO RELEASE MONSANTO OR PHARMACIA ON ACCOUNT OF ANY CLAIMS, CAUSES OF ACTION, OR RIGHTS; PROVIDED,
                                                                 --------
HOWEVER, THAT THE TERMS OF THIS RELEASE SHALL NOT PREVENT MONSANTO OR
-------
PHARMACIA FROM ENFORCING THE TERMS OF THIS PLAN AND THE PLAN DOCUMENTS; PROVIDED, FURTHER, HOWEVER, THAT NOTHING IN THIS PARAGRAPH SHALL AFFECT THE
--------  -------  -------
RIGHTS, DEFENSES, OBLIGATIONS OR CLAIMS ARISING BETWEEN MONSANTO AND PHARMACIA, INCLUDING RIGHTS, DEFENSES, OBLIGATIONS OR CLAIMS ARISING FROM OR EXISTING UNDER THE SEPARATION AGREEMENT; PROVIDED, FURTHER STILL, HOWEVER,
                                         --------  ------- -----  -------
THAT WITH RESPECT TO FORMER DIRECTORS AND OFFICERS OF THE DEBTORS, NOTHING IN THIS PARAGRAPH SHALL BE CONSTRUED TO RELEASE SUCH FORMER DIRECTORS AND OFFICERS FROM CLAIMS FOR FRAUD, GROSS NEGLIGENCE, WILLFUL MISCONDUCT, CRIMINAL CONDUCT, VIOLATION OF FIDUCIARY DUTY, INCLUDING THE UNAUTHORIZED USE OF CONFIDENTIAL INFORMATION, THAT CAUSES DAMAGES OR FOR PERSONAL GAIN, TO (AND ONLY TO) THE EXTENT SUCH PERSONS ARE NOT EXCULPATED THEREFROM BY ANY PROVISION OF APPLICABLE LAW OR ANY CERTIFICATE OF INCORPORATION OR SIMILAR ORGANIZATIONAL DOCUMENT OF SOLUTIA, REORGANIZED SOLUTIA, ANY OTHER DEBTOR OR ANY OTHER REORGANIZED DEBTOR, OR ULTRA VIRES ACTS; AND PROVIDED, EVEN FURTHER
                                                       --------  ---- -------
STILL, HOWEVER, THAT THE TERMS OF THIS RELEASE SHALL NOT APPLY TO CLAIMS FOR
-----  -------
BREACHES OF FIDUCIARY DUTY, AS SUCH TERM IS DEFINED UNDER ERISA, WITH RESPECT TO THE SIP PLAN AGAINST ANY ERISA FIDUCIARIES.

         3. RETIREE RELEASE AND INJUNCTION



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

                  AS OF THE EFFECTIVE DATE, THE RETIREES' COMMITTEE, ITS MEMBERS AND PROFESSIONALS, THE RETIREES AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, HEIRS, EXECUTORS, ADMINISTRATORS SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RETIREE PARTIES") SHALL HEREBY BE DEEMED TO HAVE RELEASED AND DISCHARGED THE DEBTORS, MONSANTO, PHARMACIA, ANY EMPLOYEE BENEFIT PLANS OF MONSANTO OR PHARMACIA, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES, SUCCESSORS, ASSIGNS, REPRESENTATIVES, AGENTS, ADVISORS AND PROFESSIONALS (COLLECTIVELY, THE "RELEASED PARTIES") FROM, AND THE CONFIRMATION ORDER AND THE RETIREE SETTLEMENT ORDER SHALL OPERATE AS AN INJUNCTION AGAINST, THE COMMENCEMENT OR CONTINUATION OF ANY ACTION, THE EMPLOYMENT OF PROCESS, OR ANY ACT TO COLLECT, RECOVER OR OFFSET, ANY "CLAIM" (AS DEFINED IN SECTION 101(5) OF THE BANKRUPTCY CODE) AND ANY "DEBT" (AS THAT TERM IS DEFINED IN SECTION 101(12) OF THE BANKRUPTCY CODE), RELATED TO "RETIREE BENEFITS" (AS DEFINED IN SECTION 1114(A) OF THE BANKRUPTCY CODE), INCLUDING THE PARTIAL RESERVATION OF CLAIMS IN THE CLASS ACTION SETTLEMENT APPROVED BY THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF FLORIDA, PENSACOLA DIVISION, IN SOLUTIA INC. V. FORSBERG, NO. 3:98CV237, WHETHER SUCH CLAIM IS REDUCED TO JUDGMENT OR NOT, LIQUIDATED OR UNLIQUIDATED, CONTINGENT OR NONCONTINGENT, ASSERTED OR UNASSERTED, FIXED OR NOT, MATURED OR UNMATURED, DISPUTED OR UNDISPUTED, LEGAL OR EQUITABLE, KNOWN OR UNKNOWN THAT THE RETIREE PARTIES HAD, HAVE OR MAY HAVE AGAINST THE RELEASED PARTIES; PROVIDED, HOWEVER,
                                                            --------  -------
THAT THE FOREGOING SHALL NOT RELEASE AND DISCHARGE (A) THE REORGANIZED DEBTORS FROM THE PERFORMANCE OF THEIR OBLIGATIONS UNDER THE RETIREE SETTLEMENT AGREEMENT OR (B) MONSANTO FROM THE PERFORMANCE OF ITS OBLIGATIONS UNDER THE RETIREE SETTLEMENT AGREEMENT.

C. EXCULPATION AND LIMITATION OF LIABILITY

         EXCEPT AS PROVIDED IN THE PLAN OR THE CONFIRMATION ORDER, NONE OF THE DEBTORS, MONSANTO, PHARMACIA, THE CREDITORS' COMMITTEE NOR THE CURRENT OR FORMER INDIVIDUAL MEMBERS THEREOF, THE RETIREES' COMMITTEE NOR THE CURRENT INDIVIDUAL MEMBERS THEREOF, THE AD HOC TRADE COMMITTEE NOR THE CURRENT INDIVIDUAL MEMBERS THEREOF, THE AD HOC NOTES COMMITTEE NOR THE CURRENT INDIVIDUAL MEMBERS THEREOF, THE PREPETITION INDENTURE TRUSTEE, THE BACKSTOP INVESTORS, THEIR AFFILIATES, REPRESENTATIVES AND ADVISORS, PROVIDED, THAT SUCH EXCULPATION SHALL NOT PROHIBIT OR IMPEDE THE DEBTOR'S ABILITY TO ENFORCE OR ASSERT DEFENSES OR COUNTERCLAIMS IN CONNECTION WITH OR RELATING TO THE BACKSTOP COMMITMENT AGREEMENT, THE EQUITY COMMITTEE NOR THE CURRENT INDIVIDUAL MEMBERS THEREOF, NOR ANY OF THEIR RESPECTIVE PRESENT MEMBERS, REPRESENTATIVES, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, ADVISORS, ATTORNEYS, AFFILIATES OR AGENTS ACTING IN SUCH CAPACITY, SHALL HAVE OR INCUR ANY LIABILITY TO, OR BE SUBJECT TO ANY RIGHT OF ACTION BY, ANY HOLDER OF A CLAIM, INCLUDING, BUT NOT LIMITED TO, A LEGACY CLAIM, OR AN EQUITY INTEREST, OR ANY OTHER PARTY IN INTEREST, OR ANY OF THEIR RESPECTIVE AGENTS, DIRECT OR INDIRECT SHAREHOLDERS, EMPLOYEES, REPRESENTATIVES, FINANCIAL ADVISORS, ATTORNEYS OR AFFILIATES, OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS, FOR ANY ACT OR OMISSION IN CONNECTION WITH, RELATING TO, OR ARISING OUT OF, THE CHAPTER 11 CASES, THE PURSUIT OF CONFIRMATION OF THE PLAN, THE CONSUMMATION OF THE PLAN, OR THE ADMINISTRATION OF THE PLAN OR THE PROPERTY TO BE DISTRIBUTED UNDER THE PLAN, EXCEPT FOR THEIR WILLFUL MISCONDUCT, CRIMINAL CONDUCT, MISUSE OF CONFIDENTIAL INFORMATION THAT CAUSES DAMAGES, FRAUD, ULTRA VIRES ACTS OR GROSS NEGLIGENCE, AND IN ALL RESPECTS SHALL BE ENTITLED TO RELY REASONABLY UPON THE ADVICE OF COUNSEL WITH RESPECT TO THEIR DUTIES AND RESPONSIBILITIES UNDER THE PLAN; PROVIDED, HOWEVER, THAT NOTHING IN THIS PARAGRAPH SHALL AFFECT THE RIGHTS,
--------  -------
DEFENSES, BLIGATIONS OR CLAIMS ARISING BETWEEN MONSANTO AND PHARMACIA; AND PROVIDED, FURTHER, HOWEVER, THAT THE TERMS OF THIS EXCULPATION SHALL NOT APPLY
--------  -------  -------
TO CLAIMS FOR BREACHES OF FIDUCIARY DUTY, AS SUCH TERM IS DEFINED UNDER ERISA, WITH RESPECT TO THE SIP PLAN AGAINST ANY ERISA FIDUCIARIES.

D. DISCHARGE OF CLAIMS AND TERMINATION OF EQUITY INTERESTS

         EXCEPT AS PROVIDED IN THIS PLAN, THE PLAN DOCUMENTS OR THE CONFIRMATION ORDER, PURSUANT TO SECTION 1141(D) OF THE BANKRUPTCY CODE, (1) THE RIGHTS AFFORDED UNDER THE PLAN AND THE TREATMENT OF ALL CLAIMS, INCLUDING THE LEGACY SITE CLAIMS, AND EQUITY INTERESTS SHALL BE IN EXCHANGE FOR AND IN COMPLETE SATISFACTION, DISCHARGE AND RELEASE OF SUCH CLAIMS AND EQUITY INTERESTS OF ANY NATURE WHATSOEVER, INCLUDING ANY INTEREST ACCRUED ON SUCH CLAIMS FROM AND AFTER THE PETITION DATE, AGAINST


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

ANY DEBTOR OR ANY OF THEIR ASSETS OR PROPERTIES, (2) ON THE EFFECTIVE DATE, ALL SUCH CLAIMS AND EQUITY INTERESTS IN, ANY DEBTOR SHALL BE SATISFIED, DISCHARGED AND RELEASED IN FULL AND (3) ALL PERSONS AND ENTITIES SHALL BE PRECLUDED FROM ASSERTING AGAINST THE REORGANIZED DEBTORS AND THEIR RESPECTIVE SUCCESSORS OR THEIR ASSETS OR PROPERTIES ANY OTHER OR FURTHER SUCH CLAIMS OR EQUITY INTERESTS BASED UPON ANY ACT OR OMISSION, TRANSACTION OR OTHER ACTIVITY OF ANY KIND OR NATURE THAT OCCURRED PRIOR TO THE EFFECTIVE DATE; PROVIDED,
                                                                 --------
HOWEVER, THAT THE REORGANIZED DEBTORS SHALL NOT RECEIVE A DISCHARGE, RELEASE
-------
OR SATISFACTION FROM TORT CLAIMS, NRD CLAIMS OR ANY ENVIRONMENTAL LIABILITY OR ENVIRONMENTAL LIABILITY COSTS RELATED TO THE RETAINED SITES OR THE SHARED SITES; PROVIDED, FURTHER, HOWEVER, THAT NOTHING IN THE PLAN SHALL DISCHARGE,
       --------  -------  -------
RELEASE OR SATISFY ANY LIABILITIES TO A GOVERNMENTAL ENTITY OF THE DEBTORS, OR REORGANIZED DEBTORS, AS THE CASE MAY BE, ARISING AFTER THE CONFIRMATION DATE OR THAT IS NOT OTHERWISE A CLAIM WITHIN THE MEANING OF SECTION 101(5) OF THE BANKRUPTCY CODE, NOR SHALL THE PLAN PRECLUDE A GOVERNMENTAL ENTITY FROM ASSERTING ANY SUCH LIABILITIES AGAINST THE REORGANIZED DEBTORS AND NOTHING IN THE PLAN SHALL DISCHARGE, RELEASE OR SATISFY ANY LIABILITY TO A GOVERNMENTAL ENTITY UNDER APPLICABLE ENVIRONMENTAL LAWS THAT A REORGANIZED DEBTOR OR ANY OTHER PERSON OR ENTITY MAY HAVE AS THE OWNER OR OPERATOR OF REAL PROPERTY ON AND AFTER THE CONFIRMATION DATE; PROVIDED, FURTHER STILL, HOWEVER, THAT
                                 --------  ------- -----  -------
NOTHING IN THE PLAN SHALL ADVERSELY AFFECT IN ANY WAY THE RIGHTS AND REMEDIES OF THE UNITED STATES WITH RESPECT TO THE ANNISTON PARTIAL CONSENT DECREE (C.V. -01-PT-0749-E, EFFECTIVE AUGUST 4, 2003), NOR SHALL ANYTHING IN THE PLAN DIVEST OR LIMIT THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ALABAMA OVER SUCH ANNISTON PARTIAL CONSENT DECREE, WHICH SHALL SURVIVE THE CHAPTER 11 CASES AND MAY BE ENFORCED IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ALABAMA AND NOTHING IN THE PLAN SHALL ADVERSELY AFFECT IN ANY WAY THE RIGHTS AND REMEDIES OF THE UNITED STATES WITH RESPECT TO THE ADMINISTRATIVE ORDERS RELATING TO THE SAUGET, ILLINOIS AREA 1 AND AREA 2 SITES, V-W-99-C-554, EFFECTIVE JANUARY 21, 1999; V-W-99-C-554, ISSUED MAY 31, 2000; V-W-01-C-622, EFFECTIVE NOVEMBER 24, 2000;
AND V-W-02-C-716, ISSUED SEPTEMBER 30, 2002), WHICH SHALL SURVIVE THE CHAPTER 11 CASES AND MAY BE ENFORCED IN ANY TRIBUNAL WITH JURISDICTION.





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

                                  ARTICLE XI

                           RETENTION OF JURISDICTION

A. RETENTION OF JURISDICTION

         The Bankruptcy Court shall have jurisdiction of all matters arising out of, and related to, the Chapter 11 Cases and the Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

         1. To hear and determine any applications for the assumption or rejection of Executory Contracts or Unexpired Leases and the allowance of cure amounts and Claims resulting therefrom;

         2. To hear and determine any and all adversary proceedings, applications and contested matters;

         3. To hear and determine any objection to any Administrative Expense Claims, or any objection to or request to estimate any Claim;

         4. To estimate any Claim at any time, including during litigation concerning any objection to such Claim or during the pendency of any appeal relating to any such objection;

         5. To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified or vacated;

         6. To issue such orders in aid of execution and consummation of the Plan, to the extent authorized by section 1142 of the Bankruptcy Code;

         7. To consider any amendments to, or modifications of, the Plan, to cure any defect or omission or reconcile any inconsistency in any order of the Bankruptcy Court, including the Confirmation Order or in the Plan;

         8. To hear and determine all applications for compensation and reimbursement of expenses of Professionals under sections 328, 330, 331 and 503(b) of the Bankruptcy Code;

         9. To hear and determine disputes arising in connection with the interpretation, implementation or enforcement of the Plan and the Plan Documents, including the Monsanto Settlement Agreement and the Confirmation Order;

         10. To recover all assets of the Debtors and property of the Debtors' Estates, wherever located;

         11. To hear and determine all Avoidance Actions and Causes of Action that may be brought by Reorganized Solutia;

         12. To hear and determine all disputes relating to the injunctions, including the Monsanto/Pharmacia Injunction and the other releases described in Article X hereof;


                                      64

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

         13. To hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code;

         14. To examine, pursuant to Bankruptcy Rule 2004, any party whose contribution is necessary to effectuate the Plan;

         15. To hear any other matter not inconsistent with the Bankruptcy Code; and

         16.      To enter a final decree or decrees closing the Chapter 11
                  Cases.






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

                                 ARTICLE XII

                           MISCELLANEOUS PROVISIONS

A. BINDING EFFECT

         The Plan shall be binding upon and inure to the benefit of the Debtors, the Reorganized Debtors, all Holders of Claims and Equity Interests and their prospective successors and assigns, including all parties in interest in the Chapter 11 Cases and all Professionals.

B. PRESERVATION OF AVOIDANCE ACTIONS

         On and after the Effective Date, any and all Avoidance Actions (other than the Avoidance Action against Monsanto and Pharmacia, which shall be resolved pursuant to the terms of the settlement among Solutia, Monsanto and Pharmacia) shall be preserved and retained by the Reorganized Debtors, which shall have the exclusive right to enforce, settle and prosecute any such Avoidance Actions. Reorganized Solutia may pursue, abandon, settle or release any or all retained Avoidance Actions, as it deems appropriate, subject to the reasonable consent of Monsanto and the Creditors' Committee, if still in existence, and Bankruptcy Court approval. Any recovery received on account of an Avoidance Action may be retained by the Reorganized Debtors. Reorganized Solutia may offset any claim supporting an Avoidance Action against any payment or Distribution due to any Holder of a Claim under the Plan. In addition, if a Distribution is made in error, the Reorganized Debtors can bring an action pursuant to section 502(d) of the Bankruptcy Code to recoup such Distribution.

C. CLAIMS OF THE UNITED STATES OF AMERICA

         Nothing in this Plan and the transactions approved hereby is intended to or shall release any non-Debtor of any claims, rights or causes of action arising in favor of the United States of America, including all federal agencies, or any states thereof; provided, however, that nothing in this Plan
                                 --------  -------
or otherwise shall prevent any party from asserting defenses, counterclaims or other rights against the United States of America or any states thereof under applicable non-bankruptcy law.

D. APPLICABILITY OF SECTION 1125(e) OF THE BANKRUPTCY CODE

         The protection afforded by section 1125(e) of the Bankruptcy Code with regard to the solicitation of acceptances or rejections of the Plan and with regard to the offer, issuance, sale or purchase of the New Common Stock, or any other security, shall apply to the full extent provided by law, and the entry of the Confirmation Order shall constitute the determination by the Bankruptcy Court that the Debtors, Monsanto, the Creditors' Committee, the Retirees' Committee, the Prepetition Indenture Trustee, the Equity Committee, the Ad Hoc Trade Committee and the Ad Hoc Notes Committee and each of their respective officers, directors, partners, employees, members, agents, attorneys, accountants, financial advisors, investment bankers, dealer-managers, placement agents, and other professionals, shall have acted in good faith and in compliance with the applicable provisions of the Bankruptcy Code pursuant to section 1125(e) of the Bankruptcy Code and that the Plan has been proposed in good faith and not by any means forbidden by law.

E. DISSOLUTION OF THE CREDITORS' COMMITTEE, RETIREES' COMMITTEE AND EQUITY COMMITTEE

         On the Effective Date, the Creditors' Committee, the Retirees' Committee and the Equity Committee shall be dissolved and the members thereof shall be released and discharged of and from all


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

further authority, duties, responsibilities and obligations relating to and arising from and in connection with the Chapter 11 Cases, and the retention and employment of their attorneys or other Professionals shall terminate; provided, however, that the Creditors' Committee, the Retirees' Committee and
--------  -------
the Equity Committee shall continue to exist after such date and their professional fees and expenses shall be reimbursed by the Debtors or Reorganized Debtors, as applicable, solely with respect to applications filed with the Bankruptcy Court pursuant to sections 328, 330 and 331 of the Bankruptcy Code seeking payment of Professional Fee Claims and for any appeals related thereto; provided, further that (1) the Creditors' Committee shall
                 --------  -------
continue to exist after the Effective Date so long as there is (a) an appeal or other litigation pending in connection with the Prepetition Indenture Trustee Adversary Proceeding, the Equity Committee Adversary Proceeding, the Plan, the Confirmation Order or any proceeding that may materially affect recoveries to unsecured creditors or (b) any objection pending in connection with the payment of the professional fees and/or expenses in accordance with
Section V.B.13 of Hennigan, Bennett & Dorman LLP, counsel to the Ad Hoc Notes Committee; The Blackstone Group, financial advisor to the Ad Hoc Notes Committee; Reed Smith LLP, counsel to the Prepetition Indenture Trustee; Haynes and Boone LLP, counsel to Highland Capital Management; or Brown Rudnick Berlack Israels LLP, counsel to the Ad Hoc Trade Committee; or the expenses incurred by the Prepetition Indenture Trustee; and (2) the professional fees and expenses of the Creditors' Committee in connection with (1) above shall be reimbursed by the Debtors or Reorganized Debtors without application to the Bankruptcy Court consistent with Section V.D hereof.

F. PAYMENT OF STATUTORY FEES

         All fees payable pursuant to section 1930 of title 28 of the United States Code, shall be paid by the Debtors or the Reorganized Debtors, as applicable, for each quarter (including any fraction thereof) until the Chapter 11 Cases are converted, dismissed or closed, whichever occurs first.

G. MODIFICATION OF THE PLAN

         Subject to the limitations contained in the Plan, (1) the Debtors reserve the right, in accordance with the Bankruptcy Code and the Bankruptcy Rules, to alter, amend or modify the Plan prior to the entry of the Confirmation Order, provided, however, that any material alteration, amendment
                    --------  -------
or modification of the Plan shall be subject to the consent of Monsanto, Pharmacia (if such provision directly affects Pharmacia), the Prepetition Indenture Trustee (if such provision directly affects the Prepetition Indenture Trustee, the 2027 Notes or the 2037 Notes) and the Creditors' Committee, which shall not be unreasonably withheld, and (2) after the entry of the Confirmation Order, the Debtors and the Reorganized Debtors may, upon order of the Bankruptcy Court and with the consent of Monsanto and, unless the Creditors' Committee has been dissolved, the Creditors' Committee, which consent shall not be unreasonably withheld, amend or modify the Plan, in accordance with section 1127(b) of the Bankruptcy Code, or remedy any defect or omission or reconcile any inconsistency in the Plan in such manner as may be necessary to carry out the purpose and intent of the Plan. A Holder of a Claim that has accepted the Plan shall be deemed to have accepted the Plan as altered, amended or modified, if the proposed alteration, amendment or modification does not materially and adversely change the treatment of the Claim of such Holder.

H. SEVERABILITY

         In the event that the Bankruptcy Court determines that any provision of the Plan is invalid, void or unenforceable, such provision shall be invalid, void or unenforceable with respect to the Holder or Holders of such Claims or Equity Interests as to which the provision is determined to be invalid, void or unenforceable. The invalidity, voidness or unenforceability of any such provision shall, with the consent of the Debtors, Monsanto, the Prepetition Indenture Trustee (if such provision directly affects the

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

Prepetition Indenture Trustee, the 2027 Notes or the 2037 Notes), the Equity Committee (if such provision directly affects the Holders of Equity Interests) and the Creditors' Committee, which such consent shall not be unreasonably withheld, in no way limit or affect the enforceability and operative effect of any other provision of the Plan.

I. REVOCATION OR WITHDRAWAL OF THE PLAN

         The Debtors reserve the right to revoke or withdraw the Plan prior to the Confirmation Date; provided, however, that any such revocation or
                       --------  -------
withdrawal shall be subject to the consent of Monsanto and the Creditors' Committee, which consent shall not be unreasonably withheld. If the Debtors revoke or withdraw the Plan prior to the Confirmation Date, then the Plan shall be deemed null and void. In such event, nothing contained in the Plan shall constitute or be deemed a waiver or release of any Claims by or against the Debtors or any other Person or Entity or to prejudice in any manner the rights of the Debtors or any Person or Entity in any further proceedings involving the Debtors.

J. SECTION 1145 EXEMPTION

         Section 1145(a) of the Bankruptcy Code provides that, subject to certain limitations, certain federal, state and local requirements regarding registration of securities do not apply to securities that are offered or sold under a plan of reorganization. The New Common Stock, the Rights and the Warrants issued pursuant to the Plan on account of Allowed Claims and common stock in Solutia may be issued without "Registration" under the Securities Act to the extent permitted by section 1145 of the Bankruptcy Code, and may not be offered or sold except in compliance with the Securities Act. The Debtors have not obtained, and do not intend to obtain, a "no-action" letter from the Securities and Exchange Commission to the effect that the Securities and Exchange Commission will not take enforcement action if such New Common Stock is issued in accordance with the provisions of the Plan without registration under the Securities Act.

K. SECTION 1146 EXEMPTION

         Pursuant to section 1146(c) of the Bankruptcy Code, any transfers of property pursuant hereto shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act, real estate transfer tax, mortgage recording tax or other similar tax or governmental assessment, and the Confirmation Order shall direct the appropriate state or local governmental officials or agents to forgo the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax, recordation fee or governmental assessment.

L. NOTICES

         All notices, requests and demands to or upon the Debtors or, on and after the Effective Date, the Reorganized Debtors, the Creditors' Committee, the Retirees' Committee, the Equity Committee, the DIP Lenders, the Office of the United States Trustee, Monsanto and Pharmacia to be effective shall be in writing and, unless otherwise expressly provided in the Plan, shall be deemed to have been duly given or made when actually delivered by messenger or overnight courier service or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

         1. THE DEBTORS AND THE REORGANIZED DEBTORS


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

                  Rosemary L. Klein, Esq. (General Counsel)
                  Solutia Inc.
                  575 Maryville Centre Dr.
                  St. Louis, MO 63141

                  Richard M. Cieri, Esq.
                  Jonathan S. Henes, Esq.
                  Kirkland & Ellis LLP
                  Citigroup Center
                  153 East 53rd Street
                  New York, NY 10022-4611
                  Fax: (212) 446-4900

                  (Counsel to the Debtors and Reorganized Debtors)

         2. THE CREDITORS' COMMITTEE

                  Daniel H. Golden, Esq.
                  Ira S. Dizengoff, Esq.
                  Akin Gump Strauss Hauer & Feld LLP
                  590 Madison Avenue
                  New York, NY 10022
                  Fax: (212) 872-1002

                  James R. Savin, Esq.
                  Akin Gump Strauss Hauer & Feld LLP
                  1333 New Hampshire Avenue N.W.
                  Washington, D.C. 20036
                  Fax: (202) 887-4288

                  (Counsel to the Creditors' Committee)

         3. THE RETIREES' COMMITTEE

                  Daniel D. Doyle, Esq.
                  Nicholas A. Franke, Esq.
                  David M. Brown, Esq.
                  Spencer Fane Britt & Browne LLP
                  1 North Brentwood Boulevard, 10th Floor
                  St. Louis, MO 63105
                  Fax: (314) 862-4656

                  R. Scott Williams, Esq.
                  Haskell Slaughter Young & Rediker, LLC
                  400 Park Place Tower
                  2001 Park Place North
                  Birmingham, AL 35203
                  Fax: (205) 324-1133

                  (Counsel to the Retirees' Committee)

         4. THE EQUITY COMMITTEE


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                  David A. Crichlow, Esq.
                  Karen B. Dine, Esq.
                  Pillsbury Winthrop Shaw Pittman LLP
                  1540 Broadway
                  New York, NY 10036
                  Fax: (212) 858-1500

                  (Counsel to the Equity Committee)

         5. THE DIP LENDERS

                  David Jaffe
                  Citicorp USA, Inc.
                  390 Greenwich Street
                  New York, NY 10013
                  Fax: (212) 816-2613

                  Seth Jacobson, Esq.
                  Timothy R. Pohl, Esq.
                  Skadden, Arps, Slate, Meagher & Flom LLP
                  333 West Wacker Drive, Suite 2100
                  Chicago, IL 60606-1285
                  Fax: (312) 407-0411

                  (Counsel to the DIP Lenders)

         6. THE UNITED STATES TRUSTEE

                  Greg M. Zipes, Esq.
                  OFFICE OF THE UNITED STATES TRUSTEE
                  33 Whitehall Street, 21st Floor
                  New York, NY 10004
                  Fax: (212) 668-2255

         7. MONSANTO

                  David Snively, Esq. (General Counsel)
                  Monsanto Company
                  800 North Lindbergh Boulevard
                  St. Louis, MO 63167

                  John C. Longmire, Esq.
                  Willkie Farr & Gallagher LLP
                  787 Seventh Avenue
                  New York, NY 10019
                  Fax: (212) 728-8111

                  George T. Frampton, Jr., Esq.
                  Boies, Schiller & Flexner LLP
                  570 Lexington Avenue, 16th Floor
                  New York, NY 10022
                  Fax: 212-446-2350


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                  Lloyd A. Palans, Esq.
                  Bryan Cave LLP
                  One Metropolitan Square
                  211 N. Broadway
                  St. Louis, MO 63102-2750
                  Fax: 314-259-2020

                  (Counsel to Monsanto)

         8. PHARMACIA

                  Bruce R. Zirinsky, Esq.
                  John H. Bae, Esq.
                  Cadwalader, Wickersham & Taft LLP
                  One World Financial Center
                  New York, NY 10281
                  Fax: 212-504-6666

                  (Counsel to Pharmacia)

M. GOVERNING LAW

         Except to the extent the Bankruptcy Code, the Bankruptcy Rules or other federal law is applicable, or to the extent an exhibit to the Plan provides otherwise, the rights and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law of such jurisdiction.






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Dated:  New York, New York                  Respectfully submitted,
        October 19, 2007                    SOLUTIA INC., on behalf of itself
                                            and all of the Debtors


                                            By:  /s/ Jeffry N. Quinn
                                                ------------------------
                                            Name: Jeffry N. Quinn
                                            Title: President & Chief Executive
                                                   Officer





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